UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                Information Statement Pursuant to Section 14 (c)

Check the appropriate Box:
|_|          Preliminary Information Statement
|_|          Confidential, for use of the Commission Only (as permitted by
             Rule 14c-5(d)(2))
|X|          Definitive Information Statement

                            DAUPHIN TECHNOLOGY, INC.
                            ------------------------
                (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
|_|           No fee required
|X|           Fee computed on table below per Exchange Act Rules 14c-5(g) and
              0-1:
    (1)       Title of each class of securities to which transaction applies:
              common stock
    (2)       Aggregate number of securities to which transaction applies:
              490,332,879
    (3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. $0.63 is the average of the five previous day's closing price and is multiplied by the number of transaction shares to arrive at the transaction value. The fee, as revised November 2005, is $107.00 per $1,000,000 of transaction value; therefore the transaction value is then multiplied by
              .000107 to arrive at the total fee.
    (4)       Proposed maximum aggregate value of transaction: $308,909,714
    (5)       Total Fee Paid: $33,053
|_|           Fee paid previously with preliminary materials
|_|           Check box if any part of the fee is offset as provided by Exchange
              Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previously filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)       Amount Previously Paid: $0
    (2)       Form, Schedule or Registration Statement No.  NA
    (3)       Filing Party: NA
    (4)       Date Filed: August 18, 2006



        Contact Person: A. O. Headman, Jr., ESQ, Cohne Rappaport & Segal
            257 East 200 South, Suite 700, Salt Lake City, UT 84111;
                      Tel: 801-532-2666, Fax: 801-355-1813

                            DAUPHIN TECHNOLOGY, INC.
                       1014 East Algonquin Road, Suite 111
                              Schaumburg, IL 60173

          NOTICE OF ACTION TO BE TAKEN WITHOUT A STOCKHOLDERS' MEETING
--------------------------------------------------------------------------------

TO OUR STOCKHOLDERS:

         Notice is hereby given that Dauphin Technology, Inc. plans to take certain corporate action pursuant to the written consent of our Board of Directors and the holders of a majority of our outstanding voting securities ("Majority Stockholders"). The action we plan to take is to:

         (i) amend our Articles of Incorporation to increase the number of shares of common stock that we are authorized to issue from 100,000,000 to 850,000,000;

         (ii)  acquire  GeoVax,  Inc.,  a  Georgia  corporation,   in  a  merger
transaction;

         (iii) change our name to GeoVax Labs, Inc.;

         (iv) elect a new Board of Directors; and

         (v) adopt an equity incentive plan for use following the closing of the Merger.

         Under Illinois law, the approval of the holders of 2/3 of our outstanding Voting Rights (defined below) is required to approve proposals (i),
(ii) and (iii) listed above. The approval of the holders of a majority of our outstanding Voting Rights is required to approve proposals (iv) and (v). On January 20, 2006, our Board of Directors unanimously approved the above referenced proposals, and the Majority Stockholders have consented in writing to each of the proposals. The action by written consent was sufficient to approve and adopt each of the proposals. Accordingly, no other votes are necessary to adopt or approve any of the proposals.

         The Board of Directors has fixed the close of business on June 29, 2006 as the Record Date for determining the stockholders entitled to notice of the foregoing.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN AND NO PROXY OR VOTE IS SOLICITED BY THIS NOTICE.

August 18, 2006

                                              By Order of the Board of Directors



This Notice and the accompanying Information Statement are dated August 18, 2006 and are first being mailed to our stockholders on or about August 23, 2006.

                            DAUPHIN TECHNOLOGY, INC.
                       1014 East Algonquin Road, Suite 111
                              Schaumburg, IL 60173

                              INFORMATION STATEMENT
                              ---------------------
                                 August 18, 2006

           This Information Statement is being provided to you by the
                 Board of Directors of Dauphin Technology, Inc.
                              _____________________

This  Information   Statement,   and  the  Notice  of  Action  Taken  Without  a
Stockholders' Meeting (jointly, the "Information Statement"), is furnished by the Board of Directors of Dauphin Technology, Inc. ("Dauphin", the "Company," "we," or "us"), an Illinois corporation, to the holders of Dauphin's common stock at June 29, 2006 (the "Record Date"), to provide information with respect to action taken by the written consent of the Majority Stockholders (defined below). Our Board of Directors and the Majority Stockholders approved by written consent the following proposals:

         o a proposal to amend our Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 850,000,000 shares (the "Authorized Shares Amendment Proposal");

         o a proposal to enter into and consummate an Agreement and Plan of Merger, as amended, (the "Merger Agreement") pursuant to which a wholly-owned subsidiary of Dauphin will merge with and into GeoVax, Inc. ("GeoVax"), a Georgia corporation (the "Merger"). As a result of the Merger, the stockholders of GeoVax will own, in the aggregate, 490,332,879 of the 733,332,879 shares of Dauphin common stock outstanding immediately following the completion of the Merger (the Merger Proposal");

         o a proposal to amend our Articles of Incorporation to change our name to GeoVax Labs, Inc. (the "Name Change Proposal");

         o a proposal to adopt the GeoVax Labs, Inc. (formerly Dauphin Technology, Inc.) 2006 Equity Incentive Plan (the "2006 Equity Incentive Plan Proposal") for use following the completion of the Merger; and

         o the election of the following members to our Board of Directors (the "Board Election"):

                                    Donald G. Hildebrand
                                    David A. Kennedy
                                    Edith Murphree
                                    Gary Teal
                                    John N. (Jack) Spencer
                                    Andrew J. Kandalepas
                                    Dean G. Kollintzas

         The  above-listed   proposals  are  collectively  referred  to  as  the
"Transaction Proposals."

         Immediately following the closing of the Merger, the current Dauphin common stock and preferred stock holders will own 119,969,028 shares of Dauphin common stock (16.4% of the Dauphin common stock then issued and outstanding);

the GeoVax shareholders will own 490,332,879 shares of Dauphin common stock (66.9% of the Dauphin common stock then issued and outstanding); and 123,030,972 shares of Dauphin common stock (16.7% of the Dauphin common stock then issued and outstanding) will be owned by persons issued shares in exchange for the conversion of debt, new cash investments and for services rendered.

         Our Board of Directors decided to obtain written consent of the Majority Stockholders (defined below) to avoid the costs and management time required to hold a special meeting of stockholders. All required corporate approvals of the Transaction Proposals have been obtained, subject to furnishing this notice, and to 20 days elapsing from the date of this notice. This Information Statement is furnished solely for the purpose of informing Dauphin stockholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

         THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

         We have asked brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such and Dauphin will reimburse the brokers and other custodians, nominees, and fiduciaries for out-of-pocket expenses incurred in forwarding such material.

            INTEREST OF CERTAIN PERSONS IN FAVOR OF OR IN OPPOSITION
                              TO MATTERS ACTED UPON

         Our President Andrew J. Kandalepas, will be issued 20,000,000 shares of our common stock for services rendered in connection with the Merger. Dauphin is not aware of any other interest that would be substantially affected through the adoption of the Transaction Proposals, whether adversely or otherwise.

                                VOTING SECURITIES

         As of the Record Date, Dauphin's authorized capitalization consisted of 100,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of preferred stock, par value $.01 per share. All of our preferred stock has been designated as Series A Preferred Stock. Each share of Series A Preferred Stock is convertible into two shares of our common stock. At June 29, 2006, the Record Date, we had 99,969,028 shares of common stock issued and outstanding and 10,000,000 shares of Series A Preferred Stock issued and outstanding.

         Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders for a vote. Each share of Series A Preferred Stock entitles the holder to 20 votes on each matter submitted to the stockholders for a vote. Accordingly, as of the Record Date, we had a total of 299,969,028 rights to vote ("Voting Rights") outstanding consisting of 99,969,028 votes attributed to common stock and 200,000,000 votes attributed to Series A Preferred Stock. We have obtained the written consent of the stockholders representing 217,975,496 Voting Rights ("Majority Stockholders") on each of the Transaction Proposals. The Majority Stockholders from whom we obtained written consents were as follows:

                         Name                                 Votes
           ----------------------------------           ------------------
           Stavros N. Pagageorgiou                      1,500,000 (1)
           Helen S. Pagageorgiou                        1,500,000 (1)
           Nikolaos S. Pagageorgiou                     5,000,000 (1)
           Vasiliki A. Leandrou                         2,000,000 (1)
           Per K. Reichborn                             3,276,000 (2)
           Marinis Loukas                               2,213,896 (2)
           Rick Jones                                   1,350,000 (2)
           Peter M. Tsolinas                            1,250,000 (2)
           John Douros                                  1,732,600 (2)
           Evangelos Alexandris                         1,500,000 (2)
           Spiro Angelos                                1,000,000 (2)
           Dan L. Schlapkol                             2,045,000 (2)
           Edwin E. Fromer                              1,000,000 (2)
           Mark Robins                                  2,608,000 (2)

(1) These votes are attributed to shares of preferred stock and were voted pursuant to a conversion Agreement dated May 15, 2006.

(2) These votes are attributed to shares of common stock and were obtained between June 28, 2006 and July 5, 2006.

                      SUMMARY OF THE INFORMATION STATEMENT

         This summary highlights selected information from this Information Statement and does not contain all of the information that is important to you. To better understand the Merger, you should read this entire document carefully, including the Merger Agreement attached as Annex A to this Information Statement, together with all other Annexes attached hereto.

The Parties


         Dauphin (page 9). Dauphin is an inactive Illinois corporation. Dauphin's current business plan is to commence active operations through the completion of a reverse merger transaction with another operating company. Dauphin has identified GeoVax as a suitable acquisition target. After the Merger and as a result of the Name Change Proposal, Dauphin's name will be GeoVax Labs, Inc. The mailing address of Dauphin's principal executive office is currently 1014 East Algonquin Road, Suite 111, Schaumburg, IL 60173, and its telephone number is (847) 303-6566. After the Merger, Dauphin's address will be the address of GeoVax. Dauphin's financial statements for the year ended December 31, 2005 and for the three months and six months ended June 30, 2006 are attached to this Information Statement.


         GeoVax   Acquisition,   Corp.  GeoVax   Acquisition,   Corp.   ("Merger
Subsidiary"), a wholly owned subsidiary of Dauphin, was organized as a corporation under the laws of the State of Georgia on January 4, 2006. It was formed to effect a Merger with GeoVax and is a wholly owned subsidiary of Dauphin. Merger Subsidiary will merge into GeoVax in the Merger and will no longer exist following the effective time of the Merger.


         GeoVax (page 16). GeoVax is a development stage biotechnology company established to develop, license, and commercialize the manufacture and sale of human vaccines for diseases, such as AIDS, caused by Human Immunodeficiency Virus ("HIV") and other infectious agents. GeoVax was incorporated in Georgia on June 27, 2001. The mailing address of GeoVax's principal executive offices is 1256 Briarcliff Road, Atlanta, GA and its telephone number is (404) 727-0971. Following the Merger, GeoVax will be a wholly owned subsidiary of Dauphin. Geovax's financial statements for the year ended December 31, 2005 and for the three months and six months ended June 30, 2006 are included in this Information Statement.


The Merger (page 36)

         The Merger Agreement provides for a business combination transaction by means of a Merger between Merger Subsidiary and GeoVax in which GeoVax will be the surviving entity. GeoVax will become a wholly owned subsidiary of Dauphin as a result of the Merger. This will be accomplished through an exchange of all the issued and outstanding shares of capital stock of GeoVax for shares of Dauphin common stock. Dauphin and GeoVax plan to complete the Merger promptly but not before the expiration of 20 days from the date this Information Statement is mailed to Dauphin's Stockholders, provided that the conditions specified in the Merger Agreement have been satisfied or waived. The Merger will be completed when Articles of Merger are filed in the office of the Georgia Secretary of State.

Operations Following the Merger

         Following the Merger, Dauphin will be a holding company and will own GeoVax as a wholly owned subsidiary. GeoVax will continue with its current biotechnology operations following the Merger.

Dauphin's Recommendations to Stockholders; Reasons for the Merger

         After careful consideration of the terms and conditions of the Merger Agreement, the amendment to the Articles of Incorporation, and the 2006 Equity Incentive Plan, the Board of Directors of Dauphin has determined that the Merger, and the other Transaction Proposals, are fair to, and in the best interests of, Dauphin and the Dauphin stockholders. In reaching its decision with respect to the Merger and the other Transaction Proposals, the Board of Directors of Dauphin reviewed various industry and financial data and the due diligence and evaluation materials provided by GeoVax to determine that the consideration to be paid to the GeoVax stockholders was reasonable. Accordingly, Dauphin's Board of Directors recommended that Dauphin's Majority Stockholders vote in favor of each of the Transaction Proposals. Neither Dauphin nor GeoVax obtained a fairness opinion as to whether the terms and conditions of the Merger or the Merger consideration are fair.

Consent of Majority Stockholders

         Under Illinois law, the approval of the holders of 2/3 of our outstanding Voting Rights is required to approve (i) the Authorized Shares
Amendment Proposal; (ii) the Merger Proposal; and (iii) the Name Change Proposal. Under Illinois law, the approval of the holders of a majority of our outstanding Voting Rights is required to approve the 2006 Equity Incentive Plan and the Board Election. The Majority Stockholders are those stockholders who together own 217,975,496 of the Voting Rights (73%) and have consented in writing to each of the Transaction Proposals. No additional Dauphin stockholder approval is required to consummate the Transaction Proposals.

The Amendment to the Articles of Incorporation (page 34)

         As a condition to the closing of the Merger and among the Transaction Proposals approved by the Majority Stockholders, Dauphin will amend its Articles of Incorporation to change its name to GeoVax Labs, Inc., and to increase the number of shares of common stock authorized from 100,000,000 to 850,000,000. We cannot complete the Merger unless we increase the number of shares of common stock that we are authorized to issue.

The Proposed 2006 Equity Incentive Plan

         As a condition to the closing of the Merger, we must adopt the 2006 Equity Incentive Plan ("2006 Equity Incentive Plan") for use following the Merger. The 2006 Equity Incentive Plan has been approved, subject to the closing of the Merger, by the Dauphin Board of Directors and the Majority Stockholders. The 2006 Equity Incentive Plan reserves 36,000,000 shares of Dauphin common stock for issuance in accordance with the plan's terms. The purpose of the 2006 Equity Incentive Plan is to enable Dauphin (which will then be named GeoVax Labs, Inc.), after the closing date of the Merger, to offer an opportunity to acquire a proprietary interest in Dauphin to the employees, officers, directors, and consultants of Dauphin and GeoVax whose past, present, and/or potential contributions to Dauphin or GeoVax have been, are, or will be important to the success of Dauphin or GeoVax. The various types of awards that may be provided under the plan will enable Dauphin to respond to changes in compensation practices, tax laws, accounting regulations, and the size and diversity of its business. The 2006 Equity Incentive Plan is included as Annex C to this Information Statement.

Management of Dauphin and GeoVax (page 53)

         Dauphin. After the consummation of the Merger, the Board of Directors of Dauphin will consist of Andrew J. Kandalepas, Donald G. Hildebrand, David A. Kennedy, Edith Murphree, John N. (Jack) Spencer, Gary Teal and Dean G.

Kollintzas. After the consummation of the Merger, the executive officers of Dauphin are expected to be: Donald G. Hildebrand, Chairman/President/CEO; Andrew
J. Kandalepas, Vice Chairman and Vice President; Edith Murphree, Vice President; and Gary Teal, Secretary/Treasurer.

         GeoVax. After the consummation of the Merger, the Board of Directors of GeoVax will consist of Donald G. Hildebrand, David A. Kennedy, Andrew J.
Kandalepas, John N. (Jack) Spencer, Edith Murphree, and Gary Teal. After the consummation of the Merger, the executive officers of GeoVax will be: Donald G. Hildebrand, Chairman/President/CEO; Andrew J. Kandalepas, Vice Chairman and Vice President; Edith Murphree, Vice President; and Gary Teal, Secretary/Treasurer.

The Merger Consideration (page 40)

         The holders of the outstanding shares of common stock and preferred stock of GeoVax immediately before the Merger will receive in exchange for such GeoVax shares an aggregate of 490,332,879 shares of Dauphin common stock (assuming no GeoVax stockholder exercises his, her, or its dissenter's rights). In addition, Dauphin will assume outstanding GeoVax stock options and warrants that are not exercised prior to the Merger, each on terms comparable to the Merger consideration paid to GeoVax's stockholders. The number of Dauphin Shares that are issuable upon the exercise of outstanding GeoVax options and warrants is approximately 34,319,910.

         GeoVax stockholders will receive approximately 29.2832 shares of Dauphin common stock for every share of GeoVax common and preferred stock that they own.

         Neither Dauphin nor GeoVax obtained a fairness opinion as to the terms of the Merger or an appraisal or other valuation as to the value of Dauphin or GeoVax.

Dissenters' Rights (page 56)

         Dauphin stockholders do not have dissenters' rights under Illinois law in connection with the Merger because their shares of common stock will remain outstanding and unchanged after the Merger and Dauphin is not merging into GeoVax in the Merger nor is GeoVax merging into Dauphin in the Merger.

         The Board of Directors of GeoVax has determined that the consideration to be paid to the GeoVax stockholders is reasonable and that the Merger is in the best interest of GeoVax and its stockholders. Notwithstanding this, holders of GeoVax capital stock who did not consent to the Merger Agreement and the Merger may demand appraisal of their shares in compliance with the requirements of Section 14-2-1302 of the Georgia Business Corporation Act and will be entitled to be paid, in cash, the fair value of their shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger. Provided however, that a condition to the closing of the Merger is that no GeoVax stockholder shall exercise dissenter's rights.

Quotation or Listing (page 57)

         Dauphin's outstanding common stock is currently quoted in the "Pink Sheets." Following the completion of the Merger, Dauphin will use reasonable efforts to obtain the listing for trading of Dauphin common stock on NASDAQ or the OTCBB. As a result of the change of our name to GeoVax Labs, Inc., we will be required to obtain a new trading symbol and a new cusip number.

Tax Consequences of the Merger (page 49)

         We anticipate that the Merger will qualify as reorganization within the meaning of Section 368(a) of the Internal Revenue Code; however, we have not obtained a tax opinion, nor have we obtained any confirmation of such tax treatment from the Internal Revenue Service. We anticipate that a GeoVax stockholder's receipt of Dauphin common stock in the Merger will be tax-free for United States federal income tax purposes. We anticipate that no gain or loss will be recognized by Dauphin or GeoVax as a result of the Merger.

Accounting Treatment (page 39)

         We anticipate that the Merger will be accounted for under the purchase method of accounting as a reverse acquisition in accordance with U.S. generally accepted accounting principles for accounting and financial reporting purposes. Under this method of accounting, Dauphin will be treated as the "acquired" company. In accordance with guidance applicable to these circumstances, the Merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the Merger will be treated as the equivalent of GeoVax issuing stock for the net monetary assets of Dauphin, accompanied by a recapitalization. The net monetary assets of Dauphin will be stated at their fair value, essentially equivalent to historical costs, with no goodwill or other intangible assets recorded. The retained earnings deficit of GeoVax will be carried forward after the Merger. Operations prior to the Merger will be those of GeoVax.

Regulatory Matters

         The Merger and the transactions contemplated by the Merger Agreement are not subject to any additional federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), except for filings with the State of Georgia necessary to effectuate the transactions contemplated by the Merger proposal.

              QUESTIONS AND ANSWERS ABOUT THE TRANSACTION PROPOSALS

Q.  Why am I receiving this      A.  Dauphin   and  GeoVax   have  agreed  to  a
    Information Statement?           business combination under the terms of the
                                     Merger Agreement dated January 20, 2006, as
                                     amended   on  June  29,   2006,   which  is
                                     described  in this  Information  Statement.
                                     The  Merger  Agreement,   as  amended,   is
                                     referred to as the Merger Agreement. A copy of the Merger Agreement is attached to this Information Statement as Annex A, which we encourage you to review.

                                     The Transaction Proposals required approval by Dauphin stockholders. In order to reduce the expenses and time necessary to obtain stockholder approval, we decided to obtain stockholder approval by the written consent of the holders of a majority of our Voting Rights. We obtained approval of the holders of 73% of Dauphin's total Voting Rights on each of the Transaction Proposals.

                                     Although we have  obtained all  stockholder
                                     approval    necessary   to   complete   the
                                     Transaction  Proposals,  we are required to
                                     mail  this  Information  Statement  to  all
                                     Dauphin    stockholders    under   Illinois
                                     corporate law and SEC Rule 14c-2(b) before we can complete the Merger.

Q.  What are the Transaction     A.  The Transaction  Proposals are proposals to
    Proposals?                       (i) increase our  authorized  common shares
                                     to 850,000,000; (ii) consummate the Merger;
                                     (iii) change our name to GeoVax Labs, Inc.;
                                     (iv) adopt an equity  incentive  plan;  and
                                     (v) elect new directors.

Q.  Why is Dauphin proposing     A.  Dauphin's    previous    operations    were
    the Merger?                      unsuccessful  and  we  have  been  a  shell
                                     corporation for several years. Our business
                                     plan is to acquire  another  business  in a
                                     reverse  merger  transaction.  Our Board of
                                     Directors   believes   that   GeoVax  is  a
                                     suitable   acquisition   target   and  will
                                     provide current Dauphin stockholders with the potential for increased value of their investment in Dauphin.

Q.  What conditions are          A.  The Merger  Agreement  contains a number of
    there to a closing of            closing  conditions  all of  which  must be
    the Merger?                      fulfilled or waived.  The most  significant
                                     closing  condition  was that  Dauphin  must
                                     have not less than  $2,000,000  in net cash
                                     assets  prior to the closing of the Merger.
                                     Pursuant   to  the  Merger   Agreement   as
                                     amended, Dauphin has tendered to GeoVax a non-refundable deposit in the amount of $2,000,000. We anticipate that, immediately prior to closing, substantially all of our debt will be converted to common stock.

Q.  Why is Dauphin proposing     A.  Dauphin  is   proposing   the  2006  Equity
    the 2006 Equity                  Incentive Plan as a condition of the Merger
    Incentive Plan?                  to enable  us,  following  the  Merger,  to
                                     attract,   retain  and  reward   directors,
                                     officers,  employees and consultants  using
                                     equity-based  incentives.  The 2006  Equity
                                     Incentive   Plan  will  be  effective  upon
                                     consummation of the Merger.

Q.  What will happen in the      A.  As a  consequence  of the Merger,  a wholly
    proposed Merger and              owned  subsidiary of Dauphin will be merged
    Related Transactions?            with  and  into   GeoVax  and  GeoVax  will
                                     continue  as  the  surviving   corporation,
                                     becoming  a  wholly  owned   subsidiary  of
                                     Dauphin operating under the name GeoVax, Inc. Stockholders of GeoVax will become stockholders of Dauphin. Dauphin's name will be changed to GeoVax Labs, Inc.

Q.  What will Dauphin            A.  Dauphin  stockholders  will not receive any
    stockholders receive in          additional  shares of common stock or other
    the Merger?                      consideration   in  the   Merger.   Dauphin
                                     stockholders will continue to hold the shares of Dauphin common stock that they owned prior to the Merger.

Q.  What will GeoVax             A.  GeoVax  stockholders will receive their pro
    stockholders receive in          rata share of 490,332,879 shares of Dauphin
    the Merger?                      common stock in exchange for their stock of
                                     GeoVax.  In the Merger,  Dauphin will agree
                                     to assume or adopt outstanding warrants and
                                     options of GeoVax at the time of closing on
                                     terms  that are  comparable  to the  Merger
                                     consideration      paid     to     GeoVax's
                                     stockholders.

Q.  How much of Dauphin will     A.  We anticipate that following the closing of
    existing Dauphin                 the  Merger,  we will  have  the  following
    stockholders own after           shares   of   common   stock   issued   and
    the Merger?                      outstanding:

                                      shares owned by current
                                        Dauphin common stockholders   99,969,028
                                      shares issued to Dauphin
                                        preferred stockholders        20,000,000
                                      shares issued to Dauphin
                                        debt holders                  42,919,030
                                      shares issued in private
                                        placement                     38,000,000
                                      shares issued for services      40,000,000
                                      shares reserved for
                                        contingencies                  2,611,942
                                      shares issued to GeoVax
                                        stockholders                 490,332,879
                                                                     -----------
                                      Total                          733,332,879
                                                                     -----------

Q.   Who will manage Dauphin?    A.  Following   the   Merger,   the   Board  of
                                     Directors of Dauphin will consist of Donald
                                     G.  Hildebrand,  David A. Kennedy,  John N.
                                     (Jack) Spencer,  Edith  Murphree,  and Gary
                                     Teal,  all of whom are currently  directors
                                     of  GeoVax,  Andrew J.  Kandalepas,  who is
                                     currently  a  director  and   president  of
                                     Dauphin and Dean G.  Kollintzas.  Following
                                     the Merger,  the  officers of Dauphin  will
                                     be:       Donald       G.       Hildebrand,
                                     Chairman/President/CEO;      Andrew      J.
                                     Kandalepas,    Vice   Chairman   and   Vice
                                     President;  Edith Murphree, Vice President;
                                     and Gary Teal, Secretary/Treasurer.

Q.  What happens if the          A.  If the Merger is not  consummated,  we will
    Merger is not                    continue  to be a shell  company  and  will
    consummated?                     attempt to locate another  target  business
                                     for potential acquisition.

Q.  When do you expect the       A.  We  anticipate  that  the  Merger  will  be
    Merger to be completed?          completed     promptly     following    the
                                     fulfillment  of all  conditions to closing.
                                     We  anticipate  the  closing  of the Merger
                                     will occur, assuming the closing conditions
                                     are met,  in the  third or  fourth  quarter
                                     2006.  For a description  of the conditions
                                     to  completion  of  the  Merger,   see  the
                                     section entitled "Conditions to Closing of the Merger" beginning on page 42.

Q.  What do I need to do now?    A.  Dauphin urges all Dauphin  stockholders  to
                                     read carefully and consider the information contained in this Information Statement, including the annexes, and to consider how the Merger will affect you as a stockholder of Dauphin.

Q.  What are the federal             We anticipate  that the Merger will qualify
    income tax consequences          as a  reorganization  within the meaning of
    of the Merger?                   Section  368(a)  of  the  Internal  Revenue
                                     Code.   We   anticipate   that   a   GeoVax
                                     stockholder's  receipt  of  Dauphin  common
                                     stock and  warrants  in the Merger  will be
                                     tax-free for United States  federal  income
                                     tax purposes. We anticipate that no gain or
                                     loss  will  be  recognized  by  Dauphin  or
                                     GeoVax  as a result  of the  Merger.  For a
                                     description of the material  federal income
                                     tax consequences of the Merger,  please see
                                     the   information  set  forth  in  "Federal
                                     Income Tax Consequences"  beginning on page
                                     49.

                                     We have not  obtained  a tax  opinion as to
                                     the tax  treatment of the Merger and how it
                                     may   affect   Dauphin,   GeoVax  or  their
                                     respective stockholders.

Q.  Who can help answer my       A.  If you have  questions  about the Merger or
    questions?                       if  you  need  additional  copies  of  this
                                     Information Statement you should contact:

                                     Andrew J. Kandalepas
                                     Dauphin Technology, Inc.
                                     1014 East Algonquin Road, Suite 111
                                     Shaumburg, IL 60174
                                     Tel: (847) 303-6566

                                     You may also obtain additional information about Dauphin from documents filed with the SEC by following the instructions in the section entitled "Where You Can Find More Information" on page 61.

                         INFORMATION CONCERNING DAUPHIN

         Dauphin was formed on June 6, 1988 to engage in the computer business. We are currently an inactive corporation. Our current business plan is to commence active operations through the completion of a reverse merger transaction with another operating company. Dauphin has identified GeoVax as a suitable acquisition target.

         In 1993 and 1994, Dauphin encountered severe financial problems. On January 3, 1995, Dauphin filed a petition for relief under Chapter 11 of the Federal Bankruptcy Code in the United States Court for the Northern District of Illinois, Eastern Division. Dauphin operated under Chapter 11 until July 23, 1996, when it was discharged as Debtor-in-Possession and bankruptcy proceedings were closed.

         Following its emergence from bankruptcy, Dauphin was primarily engaged in designing and marketing mobile hand-held, pen-based computers and set-top boxes. Dauphin also was a provider of private, interactive cable systems to the extended stay hospitality industry. One of Dauphin's subsidiaries also performed design services, specializing in hardware and software development, to customers in the communications, computer, video, and automotive industries. Dauphin was unsuccessful in these operations and terminated all operations in December 2003.

Business Plan

         Our current business plan is to serve as a vehicle for the acquisition of, or the merger or consolidation with another company (a "Target Business"). We have identified GeoVax as a suitable Target Business. If we are unable to complete the proposed Merger with GeoVax, we will attempt to locate other Target Businesses as potential merger partners.

         We intend to utilize our limited current assets, equity securities, debt securities, borrowings or a combination thereof in effecting a business combination with a Target Business that we believe has significant growth potential. Our efforts in identifying a prospective Target Business are expected to emphasize businesses primarily located in the United States; however, we reserve the right to acquire a Target Business located primarily elsewhere. While we may, under certain circumstances, seek to effect business combinations with more than one Target Business, as a result of our limited resources we will, in all likelihood, have the ability to effect only a single business combination.

         We may effect a business combination with a Target Business that may be financially unstable or in its early stages of development or growth. To the extent we effect a business combination with a financially unstable company or an entity in its early stage of development or growth (including entities without established records of revenue or income); we will become subject to numerous risks inherent in the business and operations of financially unstable and early stage or potential emerging growth companies. In addition, to the extent that we effect a business combination with an entity in an industry characterized by a high level of risk, Dauphin will become subject to the currently unascertainable risks of that industry. An extremely high level of risk frequently characterizes certain industries, which experience rapid growth. Although management will endeavor to evaluate the risks inherent in a particular industry or Target Business, there can be no assurance that we will properly ascertain or assess all risks.

         Probable Lack of Business Diversification. As a result of our limited resources, in all likelihood, we will have the ability to effect only a single business combination. Accordingly, the prospects for our success will be entirely dependent upon the future performance of a single business. Unlike certain entities that have the resources to consummate several business combinations or entities operating in multiple industries or multiple segments of a single industry, it is highly likely that we will not have the resources to diversify our operations or benefit from the possible spreading of risks or offsetting of losses. Our probable lack of diversification may subject us to numerous economic, competitive and regulatory developments, any or all of which may have a material adverse impact upon the particular industry in which we may operate subsequent to consummation of a business combination. The prospects for our success may become dependent upon the development or market acceptance of a single or limited number of products, processes or services. Accordingly, notwithstanding the possibility of capital investment in and management assistance to the Target Business by us, there can be no assurance that the Target Business will prove to be commercially viable.

         No Independent Appraisal of Potential Acquisition Candidates. We do not anticipate that we will obtain an independent appraisal or valuation of a Target Business. Therefore, our stockholders will need to rely primarily upon management to evaluate a prospective business combination.

         Limited Ability to Evaluate Management of a Target Business. The role of our present management, following a business combination, cannot be stated with any certainty. Although we intend to scrutinize closely the management of a prospective Target Business in connection with our evaluation of the desirability of effecting a business combination with such Target Business, there can be no assurance that our assessment of such management will prove to be correct. While it is possible that certain of our directors or our executive officers will remain associated in some capacities with Dauphin following consummation of a business combination, it is unlikely that any of them will devote a substantial portion of their time to the affairs of Dauphin subsequent thereto. Moreover, there can be no assurance that such personnel will have significant experience or knowledge relating to the operations of the particular Target Business. We also may seek to recruit additional personnel to supplement the incumbent management of the Target Business. There can be no assurance that we will have the ability to recruit additional personnel or that such additional personnel will have the requisite skills, knowledge or experience necessary or desirable to enhance the incumbent management. In addition, there can be no assurance that the future management of the Company will have the necessary skills, qualifications or abilities to manage a public company intending to embark on a program of business development.

         Selection of a Target Business and Structuring of a Business Combination. Our management has substantial flexibility in identifying and selecting a prospective Target Business within the specified businesses. In evaluating a prospective Target Business, management will consider, among other factors, the following: (i) costs associated with effecting the business combination; (ii) equity interest in and opportunity for control of the Target Business; (iii) growth potential of the Target Business; (iv) experience and skill of management and availability of additional personnel of the Target Business; (v) capital requirements of the Target Business; (vi) competitive position of the Target Business; (vii) stage of development of the Target Business; (viii) degree of current or potential market acceptance of the Target Business; (ix) proprietary features and degree of intellectual property or other protection of the Target Business; (x) the financial statements of the Target Business; and (xi) the regulatory environment in which the Target Business operates.

         The foregoing criteria are not intended to be exhaustive and any evaluation relating to the merits of a particular Target Business will be based, to the extent relevant, on the above factors as well as other considerations deemed relevant by management in connection with effecting a business combination consistent with our business objectives. In connection with its evaluation of a prospective Target Business, management anticipates that it will conduct a due diligence review which will encompass, among other things, meeting with incumbent management and inspection of facilities, as well as a review of financial, legal and other information which will be made available to us.

         The time and costs required to select and evaluate a Target Business (including conducting a due diligence review) and to structure and consummate the business combination (including negotiating relevant agreements and preparing requisite documents for filing pursuant to applicable securities laws and state "blue sky" and corporation laws) cannot presently be ascertained with any degree of certainty. Our current executive officer and directors intend to devote only a small portion of their time to the affairs of the Company and, accordingly, consummation of a business combination may require a greater period of time than if our management devoted their full time to Dauphin's affairs. However, each of our officers and directors will devote such time as they deem reasonably necessary to carry out the business and affairs of the Company, including the evaluation of potential Target Businesses and the negotiation of a business combination and, as a result, the amount of time devoted to the business and affairs of the Company may vary significantly depending upon, among other things, whether we have identified a Target Business or are engaged in active negotiation of a business combination. Any costs incurred in connection with the identification and evaluation of a prospective Target Business with which a business combination is not ultimately consummated will result in a loss to the Company and reduce the amount of capital available to otherwise complete a business combination or for the resulting entity to utilize.

         We anticipate that various prospective Target Businesses will be brought to our attention from various non-affiliated sources, including securities broker-dealers, investment bankers, venture capitalists, bankers, other members of the financial community and affiliated sources, including, possibly, our executive officer, directors and their affiliates. While we have not yet ascertained how, if at all, we will advertise and promote Dauphin, we may elect to publish advertisements in financial or trade publications seeking potential business acquisitions. While we do not presently anticipate engaging the services of professional firms that specialize in finding business acquisitions on any formal basis (other than the independent investment banker), we may engage such firms in the future, in which event we may pay a finder's fee or other compensation.

         As a general rule, Federal and state tax laws and regulations have a significant impact upon the structuring of business combinations. We will evaluate the possible tax consequences of any prospective business combination and will endeavor to structure a business combination so as to achieve the most favorable tax treatment to the Company, the Target Business and their respective stockholders. There can be no assurance that the Internal Revenue Service or relevant state tax authorities will ultimately assent to Dauphin's tax treatment of a particular consummated business combination. To the extent the Internal Revenue Service or any relevant state tax authorities ultimately prevail in recharacterizing the tax treatment of a business combination, there may be adverse tax consequences to Dauphin, the Target Business and their respective stockholders. Tax considerations as well as other relevant factors will be evaluated in determining the precise structure of a particular business combination, which could be effected through various forms of a merger, consolidation or stock or asset acquisition.

         There currently are no limitations on our ability to borrow funds to effect a business combination. However, our limited resources and lack of operating history may make it difficult to borrow funds. The amount and nature of any borrowings by Dauphin will depend on numerous considerations, including our capital requirements, potential lenders' evaluation of our ability to meet debt service on borrowings and the then prevailing conditions in the financial markets, as well as general economic conditions. We do not have any arrangements with any bank or financial institution to secure additional financing and there can be no assurance that such arrangements if required or otherwise sought, would be available on terms commercially acceptable or otherwise in the best interests of the Company. Our inability to borrow funds required to effect or facilitate a business combination, or to provide funds for an additional infusion of capital into a Target Business, may have a material adverse effect on our financial condition and future prospects, including the ability to effect a business combination. To the extent that debt financing ultimately proves to be available, any borrowings may subject us to various risks traditionally associated with indebtedness, including the risks of interest rate fluctuations and insufficiency of cash flow to pay principal and interest. Furthermore, a Target Business may have already incurred debt financing and, therefore, all the risks inherent thereto.

Competition

         We expect to encounter intense competition from other entities having business objectives similar to that of Dauphin. Many of these entities are well established and have extensive experience in connection with identifying and effecting business combinations directly or through affiliates. Many of these competitors possess greater financial, technical, human and other resources than we do and there can be no assurance that Dauphin will have the ability to compete successfully. Our financial resources will be limited in comparison to those of many of our competitors. Further, such competitors will generally not be required to seek the prior approval of their own stockholders, which may enable them to close a business combination more quickly than Dauphin. This inherent competitive limitation may compel us to select certain less attractive business combination prospects. There can be no assurance that such prospects will permit us to satisfy our stated business objectives.

Uncertainty of Competitive Environment of Target Business

         In the event that we succeed in effecting a business combination, we will, in all likelihood, become subject to intense competition from competitors of the Target Business. In particular, certain industries which experience rapid growth frequently attract an increasingly large number of competitors including competitors with increasingly greater financial, marketing, technical, human and other resources than the initial competitors in the industry. The degree of competition characterizing the industry of any prospective Target Business cannot presently be ascertained. There can be no assurance that, subsequent to a business combination, we will have the resources to compete effectively, especially to the extent that the Target Business is in a high-growth industry.

                   DAUPHIN MANAGEMENT DISCUSSION AND ANALYSIS

Overview


         Dauphin has been inactive and had no operations since 2003. Dauphin's assets consist of a limited amount of cash. Dauphin's expenses have been funded through the sale of equity and debt securities and from short-term loans. From 2002 through January 2006, Dauphin filed none of its required Forms 10-K or Forms 10-Q or other required filings by the Securities and Exchange Commission due to its lack of capital and its termination of operations. In January 2006, Dauphin filed its Form 10-K for the year ended December 31, 2004. In June 2006, Dauphin filed its Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the quarter ended March 31, 2006. In August 2006, Dauphin filed its Form 10-Q for the quarter ended June 30, 2006. The financial statements for the year ended December 31, 2005 and for the three months and six months ended June 30, 2006 are attached hereto.


         Dauphin's current business plan is to commence active operations through the completion of a reverse merger transaction with another operating company. Dauphin has identified GeoVax as a suitable acquisition target. After the Merger and as a result of the Name Change Proposal, Dauphin's name will be GeoVax Labs, Inc.

         The following discussion of our financial condition and results of operations should be read in conjunction with our Financial Statements and Notes thereto that are attached as annexes to this Information Statement. This

Management's Discussion and Analysis of Financial Condition and Results of Operations contain descriptions of our expectations regarding future trends affecting our business. These forward-looking statements, and other forward-looking statements made elsewhere in this document. The following discussion sets forth certain factors that we believe could cause actual results to differ materially from those contemplated by the forward-looking statements.

Results of Operations


Three Months and Six Months Ended June 30, 2006 Compared to Three Months and Six months Ended June 30, 2005.

         Revenues. Dauphin has no active operations and we had no revenues for the three months or six months ended June 30, 2006 or the three months or six ended June 30, 2006.

         General and Administrative Expenses. For the three months ended June 30, 2006, we had general and administrative expenses of $337,935 which consisted primarily of approximately $190,200 in professional fees and $48,750 of compensation paid to our chief executive officer. For the three months ended June 30, 2005, we had general and administrative expenses of $224,733 which primarily consisted of approximately $43,000 in professional fees and $48,750 of compensation paid to our chief executive officer. We had general and administrative expenses of $657,092 and $386,581 for the six months ended June 30, 2006 and 2005, respectively.

         Interest Expense. For the three months ended June 30, 2006, we had interest expense of $21,511 compared to interest expense of $15,000 for three months ended June 30, 2005. We had interest expense of $39,408 and $30,000 for the six months ended June 30, 2006 and 2005, respectively.

         Gain and Loss on Accounting for Derivatives. FAS 133, as amended, establishes accounting and reporting standards for derivative instruments embedded in other contracts. As required by SFAS 133, Dauphin records all derivatives on the balance sheet at fair value. Dauphin reports as income or loss in the current financial statements the change in the fair value of the derivative at the balance sheet date with that of the previous reported date. For the three months ended June 30, 2006, we had a gain of $1,134,641 attributed to accounting for derivative securities related to the retirement of debt in exchange for the issuance of a warrant. For the three months ended June 30, 2005, we had a loss of $195,493 attributed to accounting for derivative securities. We had a gain of $1,229,390 related to our derivative securities for the six months ended June 30, 2006 and a loss of $226,076 for the six months ended June 30, 2005.

         Gain/Loss. For the three months ended June 30, 2006, we had a gain of $775,195 attributable primarily to the non-cash gain of $1,134,641 resulting from accounting treatment for derivative securities. For the three months ended June 30, 2005, we had a loss of $435,226. We had a gain of $532,890 and a loss of $642,657 for the six months ended June 30, 2006 and 2005, respectively.


Year Ended December 31, 2005 Compared to Year Ended December 31, 2004

         Revenues. We discontinued our previous operations in 2003 and conducted no operations in 2004 or 2005 and therefore, had no revenues.

         General  and  Administrative   Expenses.   General  and  administrative
expenses decreased to approximately $876,000 for the year ended December 31, 2005 compared to $1,549,000 for the year ended December 31, 2004.

         Interest Expense. Interest expense decreased to approximately $62,000 for the year ended December 31, 2005 from $337,000 for the year ended December 31, 2004. The decrease in interest expense in 2005 resulted largely from the completion of the amortization of debt discount in the third quarter of 2004.

         Gain and Loss on Accounting for Derivatives. SFAS 133, as amended, establishes accounting and reporting standards for derivative instruments embedded in other contracts. As required by SFAS 133, Dauphin records all derivatives on the balance sheet at fair value. Dauphin reports as income or loss in the current financial statements the change in the fair value of the derivative at the balance sheet date with that of the previous reported date. The derivatives arose from the issuance of convertible debentures and warrants during 2005 and 2004. Dauphin had a loss of $470,593 attributed to derivative accounting for the year ended December 31, 2005, compared to a gain of $227, 197 for the year ended December 31, 2004

         Loss on Discontinued Operations. For the year ended December 31, 2004, we had a loss of $548,865 attributed to discontinued operations. We had no loss attributed to discontinued operations for the year ended December 31, 2005.

         Loss. Dauphin had a loss of $1,408,534 for the year ended December 31, 2005 compared to a loss of $2,207,806 for the period ended December 31, 2004.

Year Ended December 31, 2004 Compared to Year Ended December 31, 2003

         Revenues. As described in Footnote 16 to the financial statements herein, Dauphin substantially discontinued its operations in the fourth quarter of 2003. Accounting rules dictate that results from our previous operations be treated as, "Discontinued Operations" for financial statement purposes. As a result, revenues for the Company for 2004 and 2003 were $0.

         General and Administrative Expenses. General and Administrative expenses increased to approximately $1,549,000 for 2004 as compared to $677,000 for 2003. Losses from continuing operations were $1,658,941 and $735,159 in 2004 and 2003 respectively. A material part of the change in loss from continuing operations was due to the fair market adjustment of the derivative liability at each year end. General and administrative expenses for 2004 consisted of expenses associated with the issuance of common stock for reimbursement pursuant to numerous agreements in lieu of cash to numerous consultants.

         Interest Expense. Interest expense decreased to approximately $337,000 for the year ended December 31, 2004 from $555,000 for the year ended December 31, 2003. The decrease in interest expense in 2004 resulted from a decrease in amortization of debt discount.

         Losses  from   Discontinued   Operations.   Losses  from   discontinued
operations were $548,865 and $1,115,496 in 2004 and 2003 respectively. We recorded a loss on the sale of a discontinued subsidiary in 2003 of $1,226,425.

         Loss. Dauphin had a loss of $2,207,806 for the period ended December 31, 2004 compared to a loss of $3,077,080 for the period ended December 31, 2003.

Liquidity and Capital Resources


At June 30, 2006

         Dauphin has incurred a net operating loss in each year since its founding and as of June 30, 2006, has an accumulated deficit of $71,001,523. We expect to incur operating losses over the foreseeable future even if we complete the Merger. As of June 30, 2006, we had total assets, consisting of cash of $95,070 and total liabilities of $5,968,621, consisting of accounts payable, convertible debentures, promissory notes and other liabilities. As of June 30, 2006 we had current liabilities in excess of current assets of approximately

$5,062,000. We anticipate that approximately $3,331,000 of our liabilities will convert into shares of our common stock if the Merger is completed. Subsequent to June 30, 2006, Dauphin entered into two 2% convertible loan agreements with one investor in exchange for $2,000,000 in cash. Both of the loans are unsecured, are due at December 31, 2006 and will be converted to common stock immediately prior to the closing of the transaction described herein.


At December 31, 2005

         Dauphin has incurred a net operating loss in each year since its founding and as of December 31, 2005, has an accumulated deficit of $71,534,413. We expect to incur operating losses over the foreseeable future, even if we complete the Merger. There can be no assurance that Dauphin will ever achieve a profitable level of operations or if profitability is achieved, that it can be sustained.

         For the year ended December 31, 2005 we used $1,191,525 of cash in operating activities from continuing operations and generated $1,496,993 of cash from financing activities and used $234,916 of cash for discontinued operations that produced an increase in cash of $70,552 for the year. Financing activities consisted primarily of the issuance of convertible loans for $626,400 and the sale of preferred stock for $550,000. As of December 31, 2005 Dauphin had current liabilities in excess of current assets of approximately $5,715,000. The Consolidated Statements of Cash Flows, included in this report, detail the other sources and uses of cash and cash equivalents.

         Dauphin has funded losses from operations in the current year primarily from the issuance of debt and the sale of Dauphin's preferred stock in private placement transactions, and will require additional funding from these sources to sustain its future operations. Dauphin anticipates that the issuance of debt will continue to fund operating losses in the short-term. There is no assurance that Dauphin will be successful in raising the funds needed to sustain its operations.

Off-Balance Sheet Arrangements

         Dauphin has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Critical Accounting Policies

         Dauphin's critical accounting policies include the following:

         Stock Options and Warrants. In accordance with SFAS No. 123, "Accounting for Stock-Based Compensation," Dauphin estimates the fair value of the consideration recorded for stock options and warrants issued using the Black-Scholes option-pricing model. For those stock options and warrants that have variable characteristics, Dauphin will continue to use this methodology to periodically reassess the fair value of the consideration to determine if the value of the consideration recorded in the consolidated financial statements requires adjustment. Changes in the assumptions used in the option-pricing model, including the market price of Dauphin's common stock and risk-free interest rates, may result in fluctuations in the estimated fair value and carrying value of the consideration recorded for variable non-employee stock options and warrants.

         Share-Based Payments is an amendment of FASB Statements No. 123 and 95. FAS No. 123(R) and replaces FAS No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. This statement requires companies to recognize the fair value of stock options and other stock-based compensation to employees prospectively beginning with the first interim or annual period of the first fiscal year beginning after December 15, 2005. This means that the Company was required to implement FAS No. 123(R) no later than the quarter beginning January 1, 2006. Therefore, the Company adopted the modified prospective method of FAS No. 123(R) on January 1, 2006.

         Income Taxes. Dauphin accounted for income taxes in accordance with the asset and liability method of accounting for income taxes prescribed by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Under the asset and liability method, deferred tax assets and liabilities were recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities were measured using enacted tax rates expected to apply to the taxable income in the years in which those temporary differences are expected to be recovered or settled.

Interest Rate Risk

         We anticipate that a substantial amount of our future debt and the associated interest expense will be subject to changes in the level of interest rates. Increases in interest rates would result in increased interest expense.

Inflation

         Dauphin does not believe that inflation will negatively impact its business plans.

Quantitative and Qualitative Disclosures about Market Risk

         Interest Rate Sensitivity. All of Dauphin's long-term debt is at fixed rates; therefore, the fair value of these instruments is not affected by changes in market interest rates.

         Foreign Currency Exchange Risk. Dauphin was exposed to foreign exchange risks through its branch operation in Greece and has been included in discontinued operations for the year ended December 31, 2004.

                          INFORMATION CONCERNING GEOVAX

         GeoVax is a development stage biotechnology company established to develop, license and commercialize the manufacture and sale of human vaccines for diseases caused by Human Immunodeficiency Virus ("HIV") and other infectious agents. GeoVax was incorporated in Georgia on June 27, 2001.

Overview

         AIDS is considered by many in the scientific and medical community to be the most lethal infectious disease in the world. According to the 2006 Report on the Global AIDS Epidemic published by UNAIDS (the Joint United Nations Programme on HIV/AIDS); the number of people living with HIV continues to grow, from 35 million in 2001 to approximately 38 million in 2005, the most recent year reported. Approximately 25 million people have died since the first cases of AIDS were identified in 1981 and, during 2005; approximately four million people became newly infected with HIV. According to an International AIDS Vaccine Research Institute (IAVI) report dated June 13, 2005, the global market for a safe and effective AIDS vaccine has been estimated at approximately $4 billion.

         The standard approach to treating HIV infection has been to lower viral loads by using drugs, reverse transcriptase inhibitors ("RTIs") and protease inhibitors ("PIs"), or a combination of these drugs, to inhibit two of the viral enzymes that are necessary for the virus to reproduce. The cost of these drugs range from $12,000 per year to $60,000 per year. However, HIV is prone to genetic changes that can produce strains of HIV that are resistant to currently approved RTIs and PIs. Generally, HIV that is resistant to one drug within a class is likely to become resistant to the entire class, meaning that it may be impossible to re-establish suppression of a genetically altered strain by substituting different RTI and PI combinations. Furthermore, these treatments continue to have significant limitations, such as viral resistance, toxicity and patient non-adherence to the complicated treatment regimens. As a result, over time, many patients develop intolerance to these medications or simply give up taking the medications due to the side effects and the difficult dosing regimens.

         According to International AIDS Vaccine Initiative, the cost and complexity of new treatment advances for AIDS puts them out of reach for most people in the countries where treatment is needed the most and as noted above, in industrialized nations, where drugs are more readily available, side effects and increased rates of viral resistance have raised concerns about their long term use. AIDS vaccines, therefore, are seen by many as the most promising way to end the HIV/AIDS pandemic. It is expected that vaccines for HIV/AIDS, once developed, will be used internationally by any organization that provides health care services, including hospitals, medical clinics, the military, prisons and schools.

Products in Development

         HIV infection severely damages the immune system, the body's defense against disease. HIV infects and gradually destroys T-cells and macrophages, both white blood cells that play key roles in protecting humans against infectious disease caused by viruses, bacteria, fungi, yeast and other micro-organisms. Opportunistic infections by organisms, normally posing no problem for control by a healthy immune system, can ravage persons with immune systems damaged by HIV. Destruction of the immune system occurs over years. The average onset of AIDS, the final stage of HIV infection, usually occurs after eight to 10 years of HIV infection.

         There are several AIDS-causing HIV-1 virus subtypes that are found in different regions of the world. The three most prevalent subtypes are A, B and
C. The predominant subtype found in Europe, North America, South America, Japan and Australia is B, whereas the predominant subtypes in Africa are A and C and in India the predominant subtype is C. Each subtype is at least 20% different in its genetic sequence from other subtypes. These differences may mean that vaccines against one subtype may be only partially effective against other subtypes, although this is not yet certain. GeoVax plans to develop regionally formulated AIDS vaccines comprised of various preparations, depending on the HIV-1 subtype prevalence in a geographic area of the world.

         GeoVax's operations to date have been focused on the development and testing of its AIDS vaccine candidates which are based on DNA and rMVA technology that have been developed by Dr. Harriet Robinson of Emory University and Chairperson of the GeoVax Scientific Advisory Board in collaboration with scientists at the Centers for Disease Control and the National Institutes of Health (NIH). These vaccines operate by stimulating multiprotein T-cells and antibody responses against the AIDS virus in the recipient.

         The vaccines are comprised of two distinct vaccine components, DNA and recombinant MVA (Modified Vaccinia Ankara) virus. Both the DNA and the rMVA vaccines express multiple HIV-1 proteins in the vaccinated individual. The DNA is used to prime the immune response, the efficacy of which is enhanced by the rMVA vaccination, which boosts the immune response. GeoVax believes that the vaccines provide broad protection against a large segment of the AIDS virus, thus preventing virus escape, large scale viral replication and the onset of clinical signs of AIDS in the vaccinated individual.

         The vaccines underwent efficacy trials in non-human primates for a period of over 42 months. In these pre-clinical trials, 22 out of 23 monkeys were protected against AIDS while 5 out of 6 non-vaccinated control animals died of clinical AIDS. Following these animal trials, the vaccines were approved for Phase I trials on humans by the US Food and Drug Administration ("FDA"). The trials were conducted by HIV Vaccine Trials Network, a division of NIAID-NIH. These trials began in January 2003 and were satisfactorily concluded in June 2004.

         The start of a series of four additional human trials evaluating GeoVax's AIDS vaccines at four locations in the United States began in April 2006. These human trials are designed to determine if GeoVax's vaccines are safe and will stimulate the level of immune responses (T-cell and antibody) that may protect against the development of clinical signs of AIDS. Increasing numbers of people will be included in each successive trial in the series. These trials are intended to provide human data that indicates GeoVax's vaccine is safe and that it has the capability to protect vaccinated individuals against the development of AIDS.

Research and Development

         During 2005, GeoVax spent $1,640,814 on its research and development efforts. GeoVax spent $2,566,902 and $1,456,094, in 2004 and 2003, respectively, on research and development of its vaccines. As its vaccines continue to go through the process to obtain regulatory approval, GeoVax expects its research and development costs to continue to increase significantly as even larger human trials proceed in the United States and foreign countries. GeoVax estimates that, to date, more than $28 million has been spent on the development of the GeoVax AIDS vaccines by GeoVax and its collaborators.

Government Regulation

         Regulation by governmental authorities in the United States and other countries is a significant factor in GeoVax's ongoing research and development activities and in the manufacture of its products under development. Complying with these regulations involves a considerable amount of time and expense.

         In the United States, drugs are subject to rigorous federal regulation and, to a lesser extent, state regulation. The Federal Food, Drug and Cosmetic Act, as amended (the "FDC Act"), and the regulations promulgated thereunder, and other federal and state statutes and regulations govern, among other things, the testing, manufacture, safety, efficacy, labeling, storage, record keeping, approval, advertising and promotion of medications and medical devices. Product development and approval within this regulatory framework is difficult to predict, takes a number of years and involves great expense.

         The steps required before a pharmaceutical agent may be marketed in the United States include:

         o pre-clinical laboratory tests, in vivo pre-clinical studies and formulation studies;

         o the submission to the Food and Drug Administration (the "FDA") of an Investigational New Drug Application (IND) for human clinical testing which must become effective before human clinical trials can commence;

         o adequate and well-controlled human clinical trials to establish the safety and efficacy of the product;

         o    the submission of a New Drug Application to the FDA; and

         o FDA approval of the New Drug Application prior to any commercial sale or shipment of the product.

         In addition to obtaining FDA approval for each product, each domestic manufacturing establishment must be registered with, and approved by, the FDA. Domestic manufacturing establishments are subject to biennial inspections by the FDA and must comply with the FDA's Good Manufacturing Practices for products, drugs and devices.

         GeoVax has completed the pre-clinical laboratory tests, in vivo pre-clinical studies and formulation studies and has submitted an IND (Investigational New Drug application) to the FDA, which has been approved. Independent clinical trials are currently being conducted by HVTN, the HIV Trials Network Division of NIH-NIAID. One clinical trial has been satisfactorily concluded and a series of an additional four trials began in April 2006.

Pre-clinical Trials

         Pre-clinical testing includes laboratory evaluation of chemistry and formulation, as well as cell culture and animal studies to assess the potential safety and efficacy of the product. Pre-clinical safety tests must be conducted by laboratories that comply with FDA regulations regarding Good Laboratory Practices. The results of pre-clinical testing are submitted to the FDA as part of the IND application and are reviewed by the FDA prior to the commencement of human clinical trials. Unless the FDA objects to an IND, the IND becomes effective 30 days following its receipt by the FDA.

Clinical Trials

         Clinical trials involve the administration of the AIDS vaccines to healthy volunteers or to patients under the supervision of a qualified principal investigator. Clinical trials are conducted in accordance with the FDA's Good Clinical Practices standard under protocols that detail the objectives of the study, the parameters to be used to monitor safety and the efficacy criteria to be evaluated. Each protocol must be submitted to the FDA as part of the IND. Further, each clinical study must be conducted under the auspices of an independent institutional review board at the institution where the study will be conducted. The institutional review board will consider, among other things, ethical factors, the safety of human subjects and the possible liability of the institution.

         Clinical trials are typically conducted in three sequential phases, but the phases may overlap. In Phase I, the initial introduction of the product into healthy human subjects, the drug is tested for safety (adverse side effects), absorption, dosage tolerance, metabolism, bio-distribution, excretion and pharmacodynamics (clinical pharmacology). Phase II is the proof of principal stage and involves studies in a limited patient population in order to determine the efficacy of the product for specific, targeted indications, determine dosage tolerance and optimal dosage and identify possible adverse side effects and safety risks. When there is evidence that the product may be effective and has an acceptable safety profile in Phase II evaluations, Phase III trials are undertaken to further evaluate clinical efficacy and to test for safety within an expanded patient population at geographically dispersed multi-center clinical study sites. Phase III frequently involves randomized controlled trials and, whenever possible, double blind studies. The manufacturer or the FDA may suspend clinical trials at any time if either believes that the individuals participating in the trials are being exposed to unacceptable health risks.

New Drug Application and FDA Approval Process

         The results and details of the AIDS vaccine development, pre-clinical studies and clinical studies are submitted to the FDA in the form of a New Drug Application. If the New Drug Application is approved, the manufacturer may market the product in the United States.

International Approval

         Whether or not the FDA has approved the drug, approval of a product by regulatory authorities in foreign countries must be obtained prior to the commencement of commercial sales of the drug in such countries. The requirements governing the conduct of clinical trials and drug approvals vary widely from country to country, and the time required for approval may be longer or shorter than that required for FDA approval.

Other Regulations

         In addition to FDA regulations, GeoVax business activities may also be regulated by the Occupational Safety and Health Act, the Environmental Protection Act, the Toxic Substances Control Act, the Resource Conservation and Recovery Act and other present and potential future federal, state or local regulations. Violations of regulatory requirements at any stage may result in various adverse consequences, including regulatory delay in approving or refusal to approve a product, enforcement actions, including withdrawal of approval, labeling restrictions, seizure of products, fines, injunctions and/or civil or criminal penalties. Any product that GeoVax develops must receive all relevant regulatory approvals or clearances before it may be marketed.

Competition

         FDA and other regulatory approvals of GeoVax vaccines have not yet been obtained and GeoVax has not yet generated any revenues from product sales. GeoVax's future competitive position depends on its ability to obtain FDA and other regulatory approvals of its vaccines and to license or sell the vaccines to third parties on favorable terms.

         Overall, the biopharmaceutical industry is competitive and subject to rapid and substantial technological change. There are many companies and individuals conducting research and development activities in the area of HIV/AIDS vaccines, all of which may compete with GeoVax. Developments by others may render GeoVax's proposed vaccination technologies noncompetitive or obsolete, or GeoVax may be unable to keep pace with technological developments or other market factors. Technological competition in the industry from pharmaceutical and biotechnology companies, universities, governmental entities and others diversifying into the field is intense and is expected to increase. Many of the pharmaceutical companies that compete with GeoVax are huge, multinational corporations, such as Merck & Co., Chiron Inc. and Aventis-Pasteur that have significantly greater research and development capabilities than GeoVax has as well as substantially more marketing, manufacturing, financial and managerial resources. In addition, acquisitions of, or investments in, small pharmaceutical or biotechnology companies by such large corporations could increase their research, financial, marketing, manufacturing and other resources. Competitor technologies may ultimately prove to be safer, more effective or less costly than any vaccine that GeoVax develops. GeoVax does not currently represent a competitive presence in the HIV/AIDS vaccine market. There currently is no FDA licensed and commercialized AIDS vaccine or competitive vaccine available in the world market.

Intellectual Property

         GeoVax is the exclusive licensee of 12 patents and other technology (the "Emory Technology") owned or otherwise controlled by Emory University ("Emory") pursuant to a License Agreement originally entered into on August 23, 2002 and restated on June 23, 2004 (the "License Agreement"). In exchange for a worldwide, exclusive, non-transferable right and license to the Emory Technology, GeoVax:

         o    issued to Emory 1,188,000 shares of common stock;
         o agreed to pay to Emory an annual royalty equal to a percentage (5%, 6%, 6.5% or 7.5%, depending on the amount of cumulative world-wide net sales) of cumulative world-wide net sales;
         o agreed to pay milestone payments of cash as the products made from the Emory Technology are developed, approved and launched;
         o agreed to pay minimum royalties of $3,000,000 for the third year, $6,000,000 for the fourth year, $9,000,000 for the fifth year and $12,000,000 for the sixth year following the launch of any product made from the Emory Technology;
         o in the event that no milestone payment is paid during any calendar year as to any product made from the Emory Technology, agreed to pay a maintenance fee of $100,000 on the fourth anniversary of the License Agreement, $200,000 on the fifth anniversary of the License Agreement, $1,000,000 on the sixth anniversary of the License Agreement and $1,500,000 on every subsequent anniversary of the License Agreement through expiration.

         The License Agreement expires on the expiration date of the last to expire of the patents licensed thereunder.

         GeoVax may not use the Emory Technology for any purpose other than the purposes permitted by the License Agreement, allow any person to access or use the Emory Technology or advertise, market, sell or distribute the Emory Technology

         Emory also reserved the right to use the Emory Technology for research, educational and non-commercial clinical purposes. The United States Government also has the irrevocable, royalty-free, paid-up right to practice and have practiced certain patents throughout the world.

         GeoVax is also the exclusive licensee of five patents from MFD, Inc., an entity controlled by Henry B. Kopf, the inventor (the `MFD Patents") pursuant to a license agreement dated December 26, 2004 (the "MFD License Agreement"). In exchange for 83,333 shares of GeoVax common stock which was valued at $1.20 per share by the parties, GeoVax obtained a fully paid, worldwide, irrevocable, exclusive license in and to the MFD Patents to use, market, offer for sale, sell, lease and import for any AIDS and smallpox vaccine made with GeoVax technology and non-exclusive rights for other products. The term of the MFD License Agreement ends on the expiration date of the last to expire of the MFD Patents.

         GeoVax is also a non-exclusive licensee of four patents owned by the NIH. The license agreement with NIH (the "NIH License Agreement") was entered into on July 10, 2003 and subsequently amended on April 7, 2004. Pursuant to the NIH License Agreement, GeoVax licensed the patent rights and certain materials for the purpose of laboratory experiments conducted to evaluate the suitability for commercial development of the patent rights and materials. GeoVax paid $2,000 to NIH upon the execution of the original NIH License Agreement and an additional $2,000 upon the execution of the amendment to the NIH License Agreement. The NIH License Agreement is expected to continue on an annual renewable basis.

Property

         GeoVax rents laboratory facilities and equipment from EmTech Biotechnology Development, Inc. pursuant to a sublease signed on December 1, 2001. The facilities are located at 1256 Briarcliff Road, Atlanta, Georgia 30318 and are owned by Emory University. The sublease term is month-to-month. Pursuant to the sublease, the monthly rent for the facilities is approximately $3,000 per month.

GeoVax Outstanding Securities

         As of June 29, 2006, GeoVax had issued a total of 10,548,648 shares of common stock, no par value, to a total of 25 stockholders. As of June 29, 2006, GeoVax also had issued a total of 5,987,520 shares of Series A Preferred Stock to one stockholder.

         There is no public trading market for GeoVax's securities.

         GeoVax has never declared or paid any cash dividends on its common stock and does not expect to declare or pay any cash dividends in the foreseeable future.

         On December 20, 2002, the GeoVax Board of Directors adopted, and on December, 19, 2003, the stockholder holding a majority of the GeoVax voting stock approved, the 2002 Stock Option and Incentive Plan (the "Plan") under which options designated as either incentive ("ISO") or nonqualified stock options may be issued to employees, officers, directors, consultants and independent contractors. The exercise price for any option granted may not be less than fair value (110% of fair value for ISOs granted to certain employees) and may be exercised for a period of up to ten years from the date of grant (with the exception of certain ISOs, which will have a term not to exceed five years). Options granted under the Plan have vesting periods ranging from immediately to four years. GeoVax reserved 1,650,000 shares of common stock for issuance under the Plan.

         The following table sets forth, as of December 31, 2005, the number of securities to be issued upon exercise of outstanding options, the weighted average exercise price of the outstanding options and the number of securities remaining available for future issuance under the Plan.


                                  Equity Compensation and Consultant Plan Information

                                                                                           Number of securities
                                                                                         remaining available for
                                       Number of securities to     Weighted average      future issuance under the
                                       be issued upon exercise     exercise price of     equity compensation plan
                                       of outstanding options,   outstanding options      (excluding securities
                                         warrants and rights     warrants and rights     reflected in column (a)
            Plan Category                        (a)                     (b)                        (c)
-------------------------------------- ------------------------- --------------------- -------------------------------

Shareholder Approved                          1,172,000                 $1.26                       -0-

Not Approved by Stockholders                     N/A                     N/A                        N/A


Financial Statements

         The financial statements of GeoVax for the years ended December 31, 2005 and December 31, 2004 and for the three months ended March 31, 2006 are attached hereto. Also attached hereto is unaudited proforma financial information giving effect to the Merger.

                   GEOVAX MANAGEMENT'S DISCUSSION AND ANALYSIS
                              OR PLAN OF OPERATION

         Management's  discussion  and  analysis  of results of  operations  and financial condition are based upon GeoVax's financial statements. These statements have been prepared in accordance with accounting principles generally accepted in the United States of America. These principles require management to make certain estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, GeoVax evaluates these estimates based on historical experience and various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Critical Accounting Policies and Estimates

         GeoVax has identified the following accounting principles that it believes are key to an understanding of its financial statements. These important accounting policies require management's most difficult, subjective judgments.

         Other Assets - Other assets consist principally of license agreements for technology use obtained through the issuance of GeoVax common stock. These license agreements are amortized on a straight line basis over ten years.

         Long-Lived Assets - Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the future net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

         Revenue Recognition - Revenue consists of subcontracted government grant revenue received pursuant to collaborative arrangements with Emory University. Revenues from these collaborative research arrangements are deferred and recorded as income as the related costs are incurred.

         Stock-Based Compensation - Effective January 1, 2006, GeoVax adopted Statement of Financial Accounting Standards ("SFAS") No.123 (revised 2004),
Share-Based Payment, which requires the measurement and recognition of compensation expense for all share-based payments made to employees and directors based on estimated fair values on the grant date. SFAS No. 123R replaces SFAS No. 123, Accounting for Stock-Based Compensation, and supersedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees.


         GeoVax has adopted SFAS No. 123R using the modified prospective application method which requires it to record compensation cost related to unvested stock awards as of December 31, 2005 by recognizing the unamortized grant date fair value of those awards over the remaining service periods with no change in historical reported earnings. Awards granted after December 31, 2005 are valued at fair value in accordance with the provisions of SFAS No. 123R and recognized on a straight line basis over the service periods of each award. GeoVax did not grant or modify any share-based compensation during the three months ended June 30, 2006.


         Prior to January 1, 2006, GeoVax accounted for stock-based compensation using the intrinsic value method in accordance with APB Opinion No. 25 and applied the disclosure provisions of SFAS No. 123, as amended by SFAS No. 148, Accounting for Stock-Based Compensation and Disclosure. Under those provisions, GeoVax provided pro forma disclosures as if the fair value measurement provisions of SFAS No. 123 had been used in determining compensation expense. GeoVax used a minimum value option-pricing model to determine the pro forma impact on its net income. This model utilizes certain information, such as the interest rate on a risk-free security maturing generally at the same time as the option being valued and requires certain other assumptions, such as the expected amount of time an option will be outstanding until it is exercised or expired, to calculate the fair value of stock options granted.

Plan of Operation

         GeoVax is a development stage biotechnology company. GeoVax was founded in June 2001 by Mr. Donald Hildebrand, Dr. Harriet Robinson and Emory University for the purpose of developing, licensing and commercializing the manufacture and sale of human vaccines for diseases caused by Human Immunodeficiency Virus ("HIV") and other infectious agents. GeoVax' research and development efforts are lead by Dr. Robinson, who has a Master's Degree in biochemistry, a Ph.D. in microbiology and 30 years of teaching and research experience in the fields of vaccinology and immunology and Mr. Hildebrand, a microbiologist with extensive domestic and international industrial experience in vaccine research, product development and corporate management.

         GeoVax' capital requirements, particularly as they relate to product research and development, have been and will continue to be significant. However, it has not, and due to the significant period of time that it will take to obtain regulatory approval of its products, it will not, generate revenues from its products for at least several years, if at all. GeoVax has funded its operations to date by obtaining research grant funding and by selling its securities. On one occasion, GeoVax obtained a short term loan from Emory University, which has been repaid.

         GeoVax intends to continue to seek FDA approval of its products. This may take several months, and may even take years. Following the Merger, GeoVax anticipates that it will have sufficient funds to complete the FDA approval process for its currently existing products. If the funds on hand are not, in fact, sufficient to complete the process necessary to obtain FDA approval on its currently existing products, GeoVax would be required to obtain additional capital, which would likely come from grants, from offerings of its securities or from loans. If the funds on hand following the Merger prove to be insufficient to obtain FDA approval of its products, GeoVax cannot guarantee that additional financing will be available to it, on acceptable terms or at all. If GeoVax fails to obtain financing as needed, either through an offering of its securities or by obtaining additional loan or grant money, it may be unable to maintain its operations.

Comparison of the Three and Six Months Ended June 30, 2006 to the Three and Six months Ended June 30, 2005

         During the three and six months ended June 30, 2006 GeoVax recorded grant revenue of $478,853 as compared to $56,672 and $221,999 during the three months and six months ended June 30, 2005, an increase of $422,181 and $256,854 or approximately 745% and 116%, respectively. During the three months and six months ended June 30, 2006, Geovax evaluated its in-house activities associated with its federal grants and determined that certain past activities could be appropriately charged to the grants. Therefore, Geovax recorded the accumulated charges as grant revenue and reduced its unearned revenue associated with the grants accordingly. At June 30, 2006, GeoVax has remaining unearned grant revenue of $374,052 which will be recorded as revenue as future associated activities are performed and expenses incurred. Federal grant availability varies considerably. Because grant funding from federal agencies is primarily allocated to basic research projects, the availability of federal grant money to GeoVax is expected to decline as its research moves toward product development and human testing of formulated AIDS vaccines.

         During the three months and six months ended June 30, 2006, GeoVax incurred $109,205 and $400,261 of research and development expense as compared to $470,723 and $826,839 during the three months and six months ended June 30, 2005, a decrease of $361,518 and $426,578 or approximately 76.8% and 51.6%, respectively. The amount for the three months and six months ended June 30, 2006 includes $1,587 and $63,937, respectively, of share-based compensation expense associated with the adoption of SFAS No. 123R on January 1, 2006. Excluding these amounts, research and development expense decreased by $363,105 and $490,515, or approximately 77.1% and 59.3%, from the three months and six months ended June 30, 2005. Research and development expenses vary considerably on a quarter-to quarter basis, depending on the need for vaccine manufacturing and testing of manufactured vaccine by third parties. GeoVax expects its research and development costs to increase later in 2006 as it manufactures more vaccine supplies for clinical trials in 2007.

         During the three months and six months ended June 30, 2006, GeoVax incurred general and administrative costs of $179,677 and $331,324, as compared to $156,783 and $273,479 during the three months and six months ended June 30, 2005, an increase of $22,894 and $57,845 or approximately 14.6% and 21.2%, respectively. General and administrative costs include officers salaries, legal and accounting costs, patent costs, and amortization and accretion expense associated with intangible assets and redeemable preferred stock outstanding. General and administrative expense for the six months ended June 30, 2006 includes $29,300 of share-based compensation expense associated with the adoption of SFAS No. 123R on January 1, 2006. Excluding this amount, general and administrative expense increased by $28,545, or approximately 10.4%, from the six month period ended June 30, 2005. Increases in depreciation expense and travel expense accounted for the majority of the year over year increase; there were no other significant changes in the amount or makeup of general and administrative expenses.

         Other income (expense) for the three months and six months ended June 30, 2006 was made up of $6,192 and $16,039 of interest income as compared to interest income of $1,019 and $5,693 for the three months and six months ended June 30, 2005. The interest income was earned on cash and cash equivalents, which totaled $405,184 on June 30, 2006.

         GeoVax had income of $196,163 for the three months ended June 30, 2006 as compared to a net loss of $569,815 for the three months ended June 30, 2005 and a net loss of $236,693 for the six months ended June 30, 2006, a decrease of $635,933 or approximately 72.9%, as compared to a net loss of $872,626 for the six months ended June 30, 2005. The income for the three months ended June 30, 2006 and the decrease in net loss for the six months ended June 30, 2006 is attributable to the higher grant revenues recorded, combined with lower research and development expenses.

         As it was during the three months and six months ended June 30, 2005, the primary source of cash during the three months and six months ended June 30, 2006 was previously received grant money. Net cash used in operating activities for the six months ended June 30, 2006 was $865,681 as compared to net cash used in operating activities of $1,579,641 for the six months ended June 30, 2005, a decrease of $713,960 or approximately 45.2%. The primary uses of cash for the six months ended June 30, 2006 and June 30, 2005 consisted of general operating costs and product research and development expenses. Net cash used in investing activities for the six months ended June 30, 2006 totaled $1,842 for the purchase of property and equipment, as compared to $48,485 for the purchase of property and equipment that was used during the six months ended June 30, 2005. No cash was provided by or used in financing activities during the six months ended June 30, 2006 and June 30, 2005.

         At June 30, 2006 cash and cash equivalents, which totaled $1,272,707 at December 31, 2005, were decreased by $867,523, leaving $405,184 in cash and cash equivalents.

Comparison of the Fiscal Year ended December 31, 2005 to the Fiscal Year ended December 31, 2004

         During the fiscal year ended December 31, 2005, GeoVax recorded $670,467 in grant revenue as compared to $714,852 during the fiscal year ended December 31, 2004, a decrease of $44,385 or approximately 6.2%. During the fiscal year ended December 31, 2005, GeoVax spent $1,640,814 on research and development as compared to $2,566,902 during the fiscal year ended December 31, 2004, a decrease of $926,088 or approximately 36.1%. GeoVax expects that its research and development costs will increase as it progresses through the human clinical trial process leading up to possible product approval by the FDA. At the same time, GeoVax expects that grant money from the federal government will decrease because grant funding from federal agencies is primarily allocated to basic research projects. Therefore, the availability of federal grant money to GeoVax is expected to decline as its research moves toward product development and human testing of formulated AIDS vaccines.

         During the fiscal year ended December 31, 2005, GeoVax incurred general and administrative costs of $655,199, as compared to $524,780 during the fiscal year ended December 31, 2004, an increase of $130,419 or approximately 24.9%. General and administrative costs include officers' salaries, legal and accounting costs, patent costs, and amortization and accretion expense associated with intangible assets and redeemable preferred stock outstanding. General and administrative costs increased during the fiscal year ended December 31, 2005 primarily as a result of higher patent costs and administrative personnel costs.

         Other income (expense) for the fiscal year ended December 31, 2005 was made up of $16,073 of interest income and $1,613 of interest expense, as compared to interest income of $25,002 and $-0- of interest expense for the fiscal year ended December 31, 2004. The interest income was earned on cash and cash equivalents, which totaled $1,272,707 on December 31, 2005.

         GeoVax had a net loss of $1,611,086 for the fiscal year ended December 31, 2005 as compared to a net loss of $2,351,828 for the fiscal year ended December 31, 2004, a decrease of $740,742 or approximately 31.5%. The decrease in operating loss is attributable to fluctuations in the timing of activities and related costs associated with the development of its products.

         The primary source of cash during the fiscal year ended December 31, 2005 was grant money and proceeds derived from the sale of GeoVax securities. Net cash used in operating activities was $1,807,069 during the fiscal year ended December 31, 2005 as compared to $1,514,143 used in operating activities during the fiscal year ended December 31, 2004, an increase of $292,926 or approximately 19.3%. This increase was due to several factors, including lower grant funding received in 2005 as compared to 2004 and higher patent costs. The primary uses of cash for the fiscal years ended December 31, 2005 and December 31, 2004 consisted of general operating costs and product research and development expenses. GeoVax has applied for grants from various government agencies that, if approved, will provide funding for the development of its products; however, GeoVax cannot be certain that it will be awarded any funds through grants.

         Net  cash  used in  investing  activities  for the  fiscal  year  ended
December 31, 2005 totaled $48,485, as compared to $7,070 used in investing activities for the fiscal year ended December 31, 2004. Investing activities for both fiscal years consisted of the purchase of property and equipment. During the fiscal year ended December 31, 2005, GeoVax received $1,500,000 in net proceeds from the sale of common stock as compared to $989,919 in net proceeds received from the sale of common stock for the fiscal year ended December 31, 2004, an increase of $510,081 or 51.6%. Its cash and cash equivalents, which totaled $1,628,261 at December 31, 2004, were decreased by $355,554, leaving $1,272,707 in cash and cash equivalents at December 31, 2005.

Comparison of the Fiscal Year ended December 31, 2004 to the Fiscal Year ended December 31, 2003

         During the fiscal year ended December 31, 2004, GeoVax recorded $714,852 in grant revenue as compared to $992,720 during the fiscal year ended December 31, 2003, a decrease of $277,868 or approximately 28%. During the fiscal year ended December 31, 2004, GeoVax spent $2,566,902 on research and development as compared to $1,456,084 during the fiscal year ended December 31, 2003, an increase of $1,110,818 or approximately 76.3%. GeoVax expects that its research and development costs will increase as it progresses through the human clinical trial process leading up to possible product approval by the FDA. At the same time, GeoVax expects that grant money from the federal government will decrease because grant funding from federal agencies is primarily allocated to basic research projects. Therefore, the availability of federal grant money to GeoVax is expected to decline as its research moves toward product development and human testing of formulated AIDS vaccines.

         During the fiscal year ended December 31, 2004, GeoVax incurred general and administrative costs of $524,780, as compared to $511,940 during the fiscal year ended December 31, 2003, an increase of $12,840 or approximately 2.5%. General and administrative costs include officers' salaries, legal and accounting costs, patent costs, and amortization and accretion expense associated with intangible assets and redeemable preferred stock outstanding. There were no significant changes year-to-year changes in the amount, or makeup of Geovax's general and administrative costs.

         Other income (expense) for the fiscal year ended December 31, 2004 was made up of $25,002 of interest income as compared to interest income of $31,556 for the fiscal year ended December 31, 2003. The interest income was earned on cash and cash equivalents, which totaled $1,628,261 at December 31, 2004 as compared to $2,159,555 at December 31, 2003.

         GeoVax had a net loss of $2,351,828 for the fiscal year ended December 31, 2004 as compared to a net loss of $947,804 for the fiscal year ended December 31, 2003, an increase of $1,404,024 or approximately 148%. The increase in operating loss is attributable to the significant increase in research and development costs combined with the decrease in grant revenue.

         The primary source of cash during the fiscal year ended December 31, 2004 was grant money and proceeds derived from the sale of GeoVax securities. Net cash used in operating activities was $1,514,143 during the fiscal year ended December 31, 2004 as compared to $235,729 used in operating activities during the fiscal year ended December 31, 2003, an increase of $1,278,414, or approximately 542.3%. During the fiscal years ended December 31, 2004 and 2003, cash was used primarily to fund GeoVax's general operating expenses and research and development costs.

         Net  cash  used in  investing  activities  for the  fiscal  year  ended
December 31, 2004 totaled $7,070, as compared to $22,757 used in investing activities for the fiscal year ended December 31, 2003. Investing activities for both fiscal years consisted of the purchase of property and equipment. During the fiscal year ended December 31, 2004, GeoVax received $989,919 in net proceeds from the sale of common stock as compared to $2,459,609 in net proceeds received from the sale of common stock for the fiscal year ended December 31, 2003, a decrease of $1,469,690 or 59.8%. Its cash and cash equivalents, which totaled $2,159,555 at December 31, 2003, were decreased by $531,294 or 24.6%, leaving $1,628,261 in cash and cash equivalents at December 31, 2004.

                           FORWARD-LOOKING STATEMENTS

         Some of the information in this Information Statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as "may," "expect," "anticipate," "contemplate," "believe,"
"estimate," "intends," and "continue" or similar words. You should read statements that contain these words carefully because they:

         o    discuss future expectations;
         o contain projections of future results of operations or financial condition; or
         o    state other "forward-looking" information.

         We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The risk factors and cautionary language discussed in this Information Statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us or GeoVax in its forward-looking statements.

         You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement.

         All forward-looking statements included herein attributable to any of Dauphin, GeoVax or any person acting on either party's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Dauphin and GeoVax undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events.

                                  RISK FACTORS

         An investment in Dauphin following the Merger will include different risks than an investment in Dauphin on a stand-alone basis. Moreover, by reason of the pending Merger, and the resulting change in the business of Dauphin as compared to Dauphin's business as currently conducted, the nature of the investment by each Dauphin stockholder will change significantly. In addition to the other information contained in or incorporated by reference into this Information Statement, you should carefully review the risks described below together with all of the other information included in this information statement. For convenience purposes, in this Risk Factor Section we refer to Dauphin and GeoVax jointly as the "Combined Company."

Risks Related to the Merger

The issuance of shares of Dauphin common stock to GeoVax stockholders in the Merger will substantially dilute the percentage ownership interests of current Dauphin stockholders.

         If the Merger is completed, we expect that we will issue to GeoVax stockholders approximately 490,332,879 shares of Dauphin common stock, which will be approximately 67% of the shares of Dauphin common stock issued and outstanding immediately following the Merger. The issuance of our common stock to GeoVax stockholders will cause a significant reduction in the relative percentage interest of current Dauphin stockholders in Dauphin's future earnings (if any), voting, liquidation book values and market capitalization.

If the Merger is not completed, we will have nonetheless incurred substantial costs and our financial results and operations and the market price of our common stock may be adversely affected.

         We have incurred and expect to continue to incur substantial costs in connection with the proposed Merger. These costs are primarily associated with the fees of financial advisors, attorneys, accountants and consultants. In addition, we have diverted significant management resources in an effort to complete the Merger and are subject to restrictions contained in the Merger Agreement on the conduct of our business. If the Merger is not completed, we will receive little or no benefit from these costs.

         In addition, if the Merger is not completed, we may experience negative reactions from the financial markets which may adversely affect the trading price of our common stock.

Future sales of substantial amounts of our common stock may adversely affect our market price.

         In connection with the Merger, we will issue a significant number of additional shares of our common stock to a small number of GeoVax stockholders. Although the Dauphin shares to be issued in the Merger will not be immediately freely tradable, we anticipate such shares will be tradable in market transactions one year after the closing of the Merger subject to the requirements of Rule 144 promulgated under the Securities Exchange Act of 1934, as amended. Future sales of substantial amounts of our common stock into the public market, or perceptions in the market that such sales could occur, may adversely affect the prevailing market price of our common stock.

The pro forma financial statements presented for illustrative purposes may not be an indication of the Combined Company's financial condition or results of operations following the Merger.

         The pro forma financial statements contained in this Information Statement are presented for illustrative purposes only and may not be an indication of the Combined Company's financial condition or results of operations following the Merger. The pro forma financial statements have been derived from the financial statements of Dauphin and GeoVax and certain adjustments and assumptions have been made regarding the Combined Company after giving effect to the Merger. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by the Combined Company in connection with the Merger. For example, the impact of any incremental costs incurred in integrating the two companies is not reflected in the pro forma financial statements. As a result, the actual financial condition and results of operations of the Combined Company following the Merger may not be consistent with, or evident from, these pro forma financial statements.

         The assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the Combined Company's financial condition or results of operations following the Merger. Any potential decline in the Combined Company's financial condition or results of operations could cause the stock price of the Combined Company to decline.

The completion of the Merger is subject to the satisfaction or waiver of conditions.

         The Merger is subject to the satisfaction or waiver of a number of closing conditions set forth in the Merger Agreement. If these conditions are not satisfied or waived, the Merger will not be completed. Also, even if all of these conditions are satisfied, the Merger may not be completed, as each of Dauphin and GeoVax has the right to terminate the Merger Agreement under certain circumstances specified in the Merger Agreement and described in greater detail in "The Merger Agreement--Termination."

Factors Affecting Business, Operating Results and Financial Condition

GeoVax is a development stage company and, other than research and development, has had no operations to date.

         GeoVax is a development stage company and, to date, other than its research and development activities, it has had no operations. GeoVax's products are not ready for sale. These factors raise substantial doubt about GeoVax's ability to continue in business. During the fiscal year ended December 31, 2005, GeoVax had a net loss of $1,611,086 and a net loss since inception of $5,699,477.

GeoVax's products are still being developed and are unproven. These products may not be successful.

         In order to become profitable, GeoVax must generate revenue through sales of its products, however its products are in varying stages of development and testing. GeoVax's products have not been proven in human research trials and have not been approved by any government agency for sale. If GeoVax cannot successfully develop and prove its products, it will not become profitable.

GeoVax has sold no products or generated any revenues and we do not anticipate any significant revenues to be generated in the foreseeable future.

         GeoVax has conducted pre-clinical trials and is in the process of conducting clinical trials and will continue to do so for several more years before it is able to commercialize its technology. There can be no assurance that it will ever generate significant revenues.

Our post-Merger business will require continued funding. If we do not receive adequate funding, we may not be able to continue our operations.

         To date, GeoVax has financed its operations principally through the private placement of common and preferred stock. We estimate that after consummation of the Merger, the Combined Company could require substantial additional financing at various intervals for our operations, including for clinical trials, for operating expenses including intellectual property protection and enforcement, for pursuit of regulatory approvals and for establishing or contracting out manufacturing, marketing and sales functions. There is no assurance that such additional funding will be available on terms acceptable to the Combined Company or at all. If the Combined Company is not able to secure the significant funding that is required to maintain and continue its operations at current levels or at levels that may be required in the future, it may be required to severely curtail, or even to cease, its operations.

The Combined Company will be subject to the risks and uncertainties inherent in new businesses. Its failure to plan or forecast accurately could have a material adverse impact on its development.

         The Combined Company will be subject to the risks and uncertainties inherent in new businesses, including the following:

         o it may not have enough money to develop its products and bring them to market;
         o it may experience unanticipated development or marketing expenses, which may make it more difficult to develop its products and bring them to market;
         o even if it is able to develop products and bring them to market, the Combined Company may not earn enough revenue from the sales of its products to cover the costs of operating its business.

         If, because of the Combined Company's failure to plan or project accurately, it is unsuccessful in its efforts to develop products or if the products it develops do not produce revenues as anticipated, it is not likely the Combined Company will ever become profitable and it may be required to curtail some or all of its operations.

The Combined Company's success will be dependent, in part, upon its President and Chief Executive Officer, Donald Hildebrand, Harriet Robinson, its primary scientist, and Andrew J. Kandalepas. The loss of the services of any of these individuals would have an adverse effect on its post-merger operations.

         The success of the Combined Company following the Merger will depend, to a significant degree, on its continued receipt of services from GeoVax's President and Chief Executive Officer, Mr. Donald G. Hildebrand, and on the research expertise of Dr. Harriet Robinson, in addition to the services from Andrew J. Kandalepas. The loss of services of any of these individuals would have a material adverse effect on the Combined Company's business and operations.

Regulatory and legal uncertainties could result in significant costs or otherwise harm the business of the Combined Company following the closing of the Merger.

         Following the closing of the Merger, in order to manufacture and sell its products, the Combined Company must comply with extensive international and domestic regulation. In order to sell its products in the United States, approval from the FDA is required. The FDA approval process is expensive and time-consuming. The Combined Company cannot predict whether its products will be approved by the FDA. Even if they are approved, the Combined Company cannot predict the time frame for approval. Foreign regulatory requirements differ from jurisdiction to jurisdiction and may, in some cases, be more stringent or difficult to obtain than FDA approval. As with the FDA, we cannot predict if or when we may obtain these regulatory approvals. If the Combined Company cannot demonstrate that its products can be used safely and successfully in a broad segment of the patient population on a long-term basis, our products would likely be denied approval by the FDA and the regulatory agencies of foreign governments.

Following the closing of the Merger, the Combined Company will face intense competition and rapid technological change that could result in products that are superior to the products the Combined Company will be commercializing or developing.

         The market for vaccines that protect against HIV/AIDS is intensely competitive and is subject to rapid and significant technological change. The Combined Company will have numerous competitors in the United States and abroad, including, among others, large companies such as Merck & Co. and Chiron Inc. These competitors may develop technologies and products that are more effective or less costly than any of the Combined Company's future products or that could render its products obsolete or noncompetitive. Many of these competitors have substantially more resources than the Combined Company will have. In addition, the pharmaceutical industry continues to experience consolidation, resulting in an increasing number of larger, more diversified companies than the Combined Company. Among other things, these companies can spread their research and development costs over much broader revenue bases than the Combined Company can and can influence customer and distributor buying decisions.

         The Combined Company's products may not gain market acceptance among physicians, patients, healthcare payors and the medical community. Significant factors in determining whether the Combined Company will be able to compete successfully include:

         o    the efficacy and safety of its vaccines;
         o    the time and scope of regulatory approval;
         o    reimbursement coverage from insurance companies and others;
         o    the price and cost-effectiveness of its products; and
         o    patent protection.

Product candidates of the Combined Company are based on new technology and, consequently, are inherently risky. Concerns about the safety and efficacy of its products could limit its future success.

         Following the close of the Merger, the Combined Company will be subject to the risks of failure inherent in the development of product candidates based on new technologies. These risks include the possibility that the products it creates will not be effective, that its product candidates will be unsafe or otherwise fail to receive the necessary regulatory approvals or that its product candidates will be hard to manufacture on a large scale or will be uneconomical to market.

         Many pharmaceutical products cause multiple potential complications and side effects, not all of which can be predicted with accuracy and many of which may vary from patient to patient. Long term follow-up data may reveal additional complications associated with the Combined Company's products. The responses of potential physicians and others to information about complications could materially affect the market acceptance of the Combined Company's products, which in turn would materially harm its business.

Unsuccessful or delayed regulatory approvals required to exploit the commercial potential of the products of the Combined Company could increase its future development costs or impair its future sales.

         No GeoVax technologies have been approved by the FDA for sales in the United States or in foreign countries. To exploit the commercial potential of GeoVax's technologies, GeoVax is conducting and planning to conduct additional pre-clinical studies and clinical trials. This process is expensive and can require a significant amount of time. Failure can occur at any stage of testing, even if the results are favorable. Failure to adequately demonstrate safety and efficacy in clinical trials would prevent regulatory approval and restrict our ability to commercialize our technologies. Any such failure may severely harm the business of the Combined Company. In addition, any approvals obtained may not cover all of the clinical indications for which approval is sought, or may contain significant limitations in the form of narrow indications, warnings, precautions or contraindications with respect to conditions of use, or in the form of onerous risk management plans, restrictions on distribution, or post-approval study requirements.

State pharmaceutical marketing compliance and reporting requirements may expose the Combined Company to regulatory and legal action by state governments or other government authorities.

         In recent years, several states, including California, Vermont, Maine, Minnesota, New Mexico and West Virginia, have enacted legislation requiring pharmaceutical companies to establish marketing compliance programs and file periodic reports on sales, marketing, pricing and other activities. Similar legislation is being considered in other states. Many of these requirements are new and uncertain, and available guidance is limited. Unless the Combined Company is in full compliance with these laws, it could face enforcement action and fines and other penalties and could receive adverse publicity, all of which could harm its business.

The Combined Company may be subject to new federal and state legislation to submit information on our open and completed clinical trials to public registries and databases.

         In 1997, a public registry of open clinical trials involving drugs intended to treat serious or life-threatening diseases or conditions was established under the Food and Drug Administration Modernization Act, or the FDMA, in order to promote public awareness of and access to these clinical trials. Under the FDMA, pharmaceutical manufacturers and other trial sponsors are required to post the general purpose of these trials, as well as the eligibility criteria, location and contact information of the trials. Since the establishment of this registry, there has been significant public debate focused on broadening the types of trials included in this or other registries, as well as providing for public access to clinical trial results. A voluntary coalition of medical journal editors has adopted a resolution to publish results only from those trials that have been registered with a no-cost, publicly accessible database, such as www.clinicaltrials.gov. Federal legislation was introduced in the fall of 2004 to expand www.clinicaltrials.gov and to require the inclusion of study results in this registry. The Pharmaceutical Research and Manufacturers of America has also issued voluntary principles for its members to make results from certain clinical studies publicly available and has established a website for this purpose. Other groups have adopted or are considering similar proposals for clinical trial registration and the posting of clinical trial results. Failure to comply with any clinical trial posting requirements could expose the Combined Company to negative publicity, fines and other penalties, all of which could materially harm the business of the Combined Company.

The Combined Company will face uncertainty related to pricing and reimbursement and health care reform.

         In both domestic and foreign markets, sales of the Combined Company's products will depend in part on the availability of reimbursement from third-party payors such as government health administration authorities, private health insurers, health maintenance organizations and other health care-related organizations. Reimbursement by such payors is presently undergoing reform and there is significant uncertainty at this time how this will affect sales of certain pharmaceutical products.

         Medicare, Medicaid and other governmental healthcare programs govern drug coverage and reimbursement levels in the United States. Federal law requires all pharmaceutical manufacturers to rebate a percentage of their revenue arising from Medicaid-reimbursed drug sales to individual states. Generic drug manufacturers' agreements with federal and state governments provide that the manufacturer will remit to each state Medicaid agency, on a quarterly basis, 11% of the average manufacturer price for generic products marketed and sold under abbreviated new drug applications covered by the state's Medicaid program. For proprietary products, which are marketed and sold under new drug applications, manufacturers are required to rebate the greater of (a) 15.1% of the average manufacturer price or (b) the difference between the average manufacturer price and the lowest manufacturer price for products sold during a specified period.

         Both the federal and state governments in the United States and foreign governments continue to propose and pass new legislation, rules and regulations designed to contain or reduce the cost of health care. Existing regulations that affect the price of pharmaceutical and other medical products may also change before any products are approved for marketing. Cost control initiatives could decrease the price that the Combined Company receives for any product developed in the future. In addition, third-party payors are increasingly challenging the price and cost-effectiveness of medical products and services and litigation has been filed against a number of pharmaceutical companies in relation to these issues. Additionally, some uncertainty may exist as to the reimbursement status of newly approved injectable pharmaceutical products. The Combined Company's products may not be considered cost effective or adequate third-party reimbursement may not be available to enable the Combined Company to maintain price levels sufficient to realize an adequate return on its investment.

Other companies may claim that the Combined Company infringes their intellectual property or proprietary rights, which could cause the Combined Company to incur significant expenses or prevent it from selling products.

         The success of the Combined Company will depend in part on its ability to operate without infringing the patents and proprietary rights of third parties. The manufacture, use and sale of new products have been subject to substantial patent rights litigation in the pharmaceutical industry. These lawsuits generally relate to the validity and infringement of patents or proprietary rights of third parties. Infringement litigation is prevalent with respect to generic versions of products for which the patent covering the brand name product is expiring, particularly since many companies which market generic products focus their development efforts on products with expiring patents.
Other pharmaceutical companies, biotechnology companies, universities and research institutions may have filed patent applications or may have been granted patents that cover aspects of the Combined Company' products or its licensors' products, product candidates or other technologies.

         Future or existing patents issued to third parties may contain patent claims that conflict with the Combined Company's products. The Combined Company is expected to be subject to infringement claims from time to time in the ordinary course of business, and third parties could assert infringement claims against the Combined Company in the future with respect to its current products or with respect to products that the Combined Company may develop or license. Litigation or interference proceedings could force the Combined Company to:

         o stop or delay selling, manufacturing or using products that incorporate or are made using the challenged intellectual property;
         o    pay damages; or
         o enter into licensing or royalty agreements that may not be available on acceptable terms, if at all.

         Any litigation or interference proceedings, regardless of their outcome, would likely delay the regulatory approval process, be costly and require significant time and attention of key management and technical personnel.

Any inability to protect intellectual property rights in the United States and foreign countries could limit the Combined Company's ability to manufacture or sell products.

         The Combined Company will rely on trade secrets, unpatented proprietary know-how, continuing technological innovation and, in some cases, patent protection to preserve a competitive position. The Combined Company's patents and licensed patent rights may be challenged, invalidated, infringed or circumvented, and the rights granted in those patents may not provide proprietary protection or competitive advantages to the Combined Company. The Combined Company and its licensors may not be able to develop patentable products. Even if patent claims are allowed, the claims may not issue, or in the event of issuance, may not be sufficient to protect the technology owned by or licensed to the Combined Company. Third party patents could reduce the coverage of the patent's license, or that may be licensed to or owned by the Combined Company. If patents containing competitive or conflicting claims are issued to third parties, the Combined Company may be prevented from commercializing the products covered by such patents, or may be required to obtain or develop alternate technology. In addition, other parties may duplicate, design around or independently develop similar or alternative technologies.

         The Combined Company may not be able to prevent third parties from infringing or using its intellectual property, and the parties from whom the Combined Company may license intellectual property may not be able to prevent third parties from infringing or using the licensed intellectual property. The

Combined Company generally will attempt to control and limit access to, and the distribution of, its product documentation and other proprietary information. Despite efforts to protect this proprietary information, however, unauthorized parties may obtain and use information that the Combined Company may regard as proprietary. Other parties may independently develop similar know-how or may even obtain access to these technologies.

         The laws of some foreign countries do not protect proprietary information to the same extent as the laws of the United States, and many companies have encountered significant problems and costs in protecting their proprietary information in these foreign countries.

         The U.S. Patent and Trademark Office and the courts have not established a consistent policy regarding the breadth of claims allowed in pharmaceutical patents. The allowance of broader claims may increase the incidence and cost of patent interference proceedings and the risk of infringement litigation. On the other hand, the allowance of narrower claims may limit the value of the Combined Company's proprietary rights.

The Combined Company may be required to defend lawsuits or pay damages for product liability claims.

         Product liability is a major risk in testing and marketing biotechnology and pharmaceutical products. The Combined Company may face substantial product liability exposure in human clinical trials and for products that it sells after regulatory approval. Historically, GeoVax has carried product liability insurance and the Combined Company is expected to continue such policies. Product liability claims, regardless of their merits, could exceed policy limits, divert management's attention, and adversely affect our reputation and the demand for the Combined Company's products.

Our stock price has been volatile in response to market and other factors.

         The market price for Dauphin's common stock has been, and the market price for the Combined Company's stock after the Merger may continue to be, volatile and subject to price and volume fluctuations in response to market and other factors, including the following, some of which are beyond our control:

         o the increased concentration of the ownership of Dauphin shares by a limited number of affiliated stockholders following the Merger may limit interest in the Combined Company's securities;
         o variations in quarterly operating results from the expectations of securities analysts or investors;
         o announcements of technological innovations or new products or services by the Combined Company or its competitors;
         o    general technological, market or economic trends;
         o investor perception of the industry or prospects of the Combined Company;
         o    investors entering into short sale contracts;
         o    regulatory developments affecting the biopharmaceutical  industry;
              and
         o    additions or departures of key personnel.

                      AUTHORIZED SHARES AMENDMENT PROPOSAL

General

         As a condition to the closing of the Merger, we must increase the number of shares of authorized common stock from 100,000,000 to 850,000,000. As of June 29, 2006, we had 99,969,028 shares of common stock issued and outstanding and 10,000,000 Shares of Series A Preferred Stock issued and outstanding. The 10,000,000 Shares of Series A Preferred Stock are convertible into 20,000,000 shares of our common stock. Prior to the closing of the Merger, we will issue additional shares of our common stock in connection with a private placement and in connection with the conversion into common stock of our outstanding debt and preferred stock. We anticipate that immediately prior to the closing of the Merger, we will have approximately 243,000,000 shares of common stock issued and outstanding. As a result of the Merger, we anticipate that we will have approximately 733,332,879 shares of our common stock issued and outstanding, including Dauphin shares issued to GeoVax stockholders in the Merger.

         Our Board of Directors and the Majority Stockholders have adopted and approved an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 850,000,000 shares. A copy of the Authorized Shares Amendment is included in the Articles of Amendment that is attached to this Information Statement as Annex B. We have not increased the number of shares of Preferred Stock we are authorized to issue. This number shall remain at 10,000,000.

Consent Required

         Approval of the Authorized Shares Amendment Proposal, through an amendment to our Articles of Incorporation, required the consent of the holders of two-thirds (2/3) of the outstanding voting shares. As of the Record Date, Majority Stockholders beneficially owned 217,975,496 Voting Rights representing approximately 73% of the total Voting Rights that could be cast as of the Record Date. The Majority Stockholders have given their written consent to the Authorized Shares Amendment Proposal and accordingly, the requisite stockholder approval of this Proposal was obtained by the execution of the Majority Stockholders' written consent in favor of the Proposal.

Reason for Amendment

         To issue our shares of common stock in the Merger, and in connection with the conversion of outstanding debt and Series A Preferred Stock, we need to increase our authorized common stock. Our Board of Directors also believes that it is desirable to have additional authorized shares of common stock available for other possible future financings, possible future acquisition transactions, and other general corporate purposes. Our Board of Directors believes that having such additional authorized shares of common stock available for issuance in the future should give us greater flexibility and may allow such shares to be issued without the expense and delay of a special meeting of stockholders. Aside from allowing us to consummate the transaction with GeoVax, the unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various other purposes, including the issuance of shares in connection with financing transactions, or as compensation, and the issuance of shares in connection with stock splits or stock dividends, as well as for other corporate purposes.

Effect of the Proposal/Advantages and Disadvantages

         The Authorized Shares Amendment will permit our Board of Directors to issue shares of common stock in connection with the Merger and various other types of transactions, such as financing transactions or as compensation. If the Authorized Shares Amendment were not approved, Dauphin would not be able to consummate the Merger with GeoVax and may be unable, in the future, to issue common stock for other purposes. On the other hand, the issuance of additional shares of common stock will dilute the percentage of common stock owned by our existing stockholders. The issuance of additional shares of common stock would also increase the number of voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Illinois law with respect to a merger or other business combination. This could make it more costly or more difficult to accomplish these actions.

Chapter 805, Section 10.20 of the Illinois Business Corporation Act

         Chapter 805, Section 10.20 of the Illinois Business Corporation Act of 1983 permits the amendment of a corporation's articles of incorporation to allow for an increase or decrease of the aggregate number of authorized shares of a class so long as it is approved by the holders of at least two-thirds of the votes entitled to be cast on the amendment.

Effective Date

         The Authorized Shares Amendment will become effective upon filing the Articles of Amendment with the Illinois Secretary of State. Under federal securities laws, we cannot file the Amendment until at least 20 days after mailing this Information Statement.

                               THE MERGER PROPOSAL

         The discussion in this document of the Merger and the principal terms of the Merger Agreement dated as of January 20, 2006, and amended as of June 29, 2006 by and among Dauphin, GeoVax, and Merger Subsidiary is subject to, and is qualified in its entirety by reference to, the Merger Agreement. A copy of the Merger Agreement, as amended, is attached as Annex A to this Information Statement and is incorporated in this Information Statement by reference.

General Description of the Merger

         Pursuant to the Merger Agreement, Merger Subsidiary, a wholly owned subsidiary of Dauphin, will merge with and into GeoVax and GeoVax will be the surviving entity and a wholly owned subsidiary of Dauphin. The separate corporate existence of Merger Subsidiary shall cease. Dauphin will be renamed GeoVax Labs, Inc. after completion of the Merger. If the Merger is completed, holders of all the issued and outstanding shares of GeoVax common and preferred stock will receive an aggregate of 490,332,879 shares of Dauphin common stock. After the completion of the Merger, GeoVax stockholders will own approximately 67% of Dauphin's common stock then issued and outstanding.

Consent Required

         Approval of the 2006 Merger required the consent of the holders of 67% of our outstanding Voting Rights. As of the Record Date, Majority Stockholders beneficially owned 217,975,496 Voting Rights representing approximately 73% of the total Voting Rights that could be cast. The Majority Stockholders have given their written consent to the Merger; accordingly, the requisite stockholder approval of this Proposal was obtained by the execution of the Majority Stockholders' written consent in favor of the Proposal.

Background of the Merger

         The terms of the Merger Agreement are the result of arm's-length negotiations between representatives of Dauphin and GeoVax. The following is a brief discussion of the background of these negotiations, the Merger Agreement, and related transactions.

         History of the Transaction. Dauphin terminated all operations in December 2003. Since 2004, its business plan has been to serve as a vehicle for the acquisition of, or the merger or consolidation with, another company. During the first six months of 2004, Dauphin's President and Chief Executive Officer,

Andrew J. Kandalepas, had discussions with various business owners in an attempt to find an individual or entity to provide Dauphin with required capital and assist in the execution of Dauphin's business plan. Following unsuccessful discussions with Sanyo Hellas Holdings, S.A., a diversified holding company headquartered in Greece, Dauphin sought assistance from Douglas P. Morris, President and owner of Hyacinth Resources, LLC. Mr. Morris was a past director of Dauphin and had been a consultant to Dauphin for several years. In November, 2004, Dauphin and Mr. Morris entered into a new consulting relationship.

         Mr. Morris and his associates provided various suggestions regarding potential merger and/or acquisition targets for Dauphin to consider. Between
November, 2004 and January 27, 2005, Mr. Morris and Mr. Kandalepas met with various owners and their business advisors on repeated occasions, both in the United States and Greece, to review potential Dauphin acquisition targets. Ultimately, on or about January 27, 2005, Mr. Kandalepas, Mr. Morris and GeoVax officers, including GeoVax's CEO, Donald G. Hildebrand, met in Atlanta, Georgia. GeoVax officers stated that GeoVax sought a merger with a public company, such as Dauphin, to enable critical financing required to continue ongoing HIV vaccine development and testing. After lengthy negotiations about the structure of the proposed merger, the two companies agreed on the terms of a proposed merger and executed a letter of intent on April 8, 2005.

         Following initial due diligence discussions between the companies' legal and other advisors, a transaction structure was confirmed and an amended letter of intent was executed on or about July 19, 2005. Thereafter, the companies' advisors have addressed various conditions set forth in the letter of intent, including completion of financial audits and Dauphin's efforts to satisfy periodic reporting requirements under the Exchange Act, as well as the negotiation and preparation of a definitive Merger Agreement. A definitive Merger Agreement was executed on January 20, 2006 conforming substantially to the amended letter of intent. The Merger Agreement was amended as of June 29, 2006 to extend the date for satisfaction of closing conditions from June 30, 2006 to September 1, 2006 and to reduce the amount of cash Dauphin is required to have as a condition of closing from $13,000,000 to $2,000,000.

Dauphin's Board of Directors' Reasons for the Approval of the Merger

         The final agreed-upon consideration in the Merger Agreement was determined by the negotiations between Dauphin and GeoVax. Dauphin conducted a due diligence review of GeoVax that included an industry analysis, a description of GeoVax's existing business model and a review of financial projections, which enabled the board of directors to ascertain the reasonableness of this consideration. During its negotiations with GeoVax, Dauphin did not receive services from any financial advisor. The Dauphin Board of Directors concluded that the Merger Agreement with GeoVax is in the best interests of Dauphin's stockholders.

         The Dauphin Board of Directors considered a wide variety of factors in connection with its evaluation of the Merger. In light of the complexity of those factors, the Dauphin Board of Directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the Dauphin board may have given different weight to different factors.

         In considering the Merger, the Dauphin Board of Directors gave considerable weight to the following factors:

         o    GeoVax's high potential for future growth;
         o    The opportunity to invest in a growing, dynamic industry;
         o    The experience of GeoVax's management; and
         o GeoVax's ability to execute its business plan after the Merger using Dauphin's cash.

         No fairness opinion was obtained by Dauphin as to whether the Merger consideration and the other terms of the Merger Agreement are fair to the Dauphin Stockholders. The conversion ratio was arbitrarily determined based upon the arm's-length negotiation of Dauphin and GeoVax.

Material Federal Income Tax Consequences of the Merger

         The following section is a summary of the material United States federal income tax consequences of the Merger to holders of Dauphin common stock and to holders of GeoVax securities. This discussion addresses only those Dauphin and GeoVax security holders that hold their securities as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended ("the Code"), and does not address all of the possible United States federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to holders that are subject to special rules, such as:

         o    financial institutions;
         o    investors in pass-through entities;
         o    tax-exempt organizations;
         o    dealers in securities or currencies;
         o    persons  that hold  Dauphin  or GeoVax  common  stock as part of a straddle, hedge, constructive sale, or conversion transaction;
         o    persons who are not citizens or  residents  of the United  States;
              and
         o stockholders who acquired their shares of GeoVax common and preferred stock through the exercise of an employee stock option, or otherwise, as compensation.

         The following is based upon the Code, applicable treasury regulations, published rulings, and court decisions, all as currently in effect as of the record date, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local, foreign, or federal laws other than those pertaining to the income tax, are not addressed.

         Neither Dauphin, nor GeoVax intends to request any ruling from the Internal Revenue Service as to the United States federal income tax consequences of the Merger, nor did they obtain an opinion of counsel as to the tax consequences of the Merger.

         Tax Consequences of the Merger to GeoVax stockholders. We anticipate that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. As a consequence:

         o no gain or loss will be recognized by stockholders of GeoVax who receive shares of Dauphin common stock in exchange for shares of GeoVax common and preferred stock;
         o the aggregate tax basis of the shares of Dauphin common stock received in the Merger will be equal to the aggregate tax basis of the shares of GeoVax common and preferred stock for which they are exchanged;
         o the holding period of Dauphin common stock received in exchange for shares of GeoVax common and preferred stock will include the holding period of the GeoVax common and preferred stock for which they are exchanged; and
         o any GeoVax stockholder who exercises his or her dissenters' rights, and who receives cash in exchange for his or her shares of GeoVax stock, generally must recognize gain or loss measured by the difference between the amount of cash received and the tax basis of such stockholders' shares of GeoVax common or preferred stock.

         Tax Consequences of the Merger to Dauphin stockholders. No gain or loss will recognized by stockholders of Dauphin in the Merger.

         Tax Consequences of the Merger Generally to Dauphin and GeoVax. No gain or loss will be recognized by Dauphin or GeoVax as a result of the Merger.

         This discussion is intended to provide only a general summary of the material United States federal income tax consequences of the Merger, and it is not a complete analysis or description of all potential United States federal tax consequences of the Merger. This discussion does not address tax consequences that may vary with, or are contingent on, your individual circumstances. In addition, the discussion does not address any non-income tax or any foreign, state, or local tax consequences of the Merger. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular tax consequences applicable to you as a result of the Merger. Such consequences may arise under United States federal, state, or local tax laws, as well as under the laws of foreign governments.

Anticipated Accounting Treatment

         The Merger will be accounted for under the purchase method of accounting as a reverse acquisition in accordance with U.S. generally accepted accounting principles for accounting and financial reporting purposes. Under this method of accounting, Dauphin will be treated as the "acquired" company. In accordance with guidance applicable to these circumstances, the Merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the Merger will be treated as the equivalent of GeoVax issuing stock for the net monetary assets of Dauphin, accompanied by a recapitalization. The net monetary assets of Dauphin will be stated at their fair value, essentially equivalent to historical costs, with no goodwill or other intangible assets recorded. The retained earnings deficit of GeoVax will be carried forward after the Merger. Operations prior to the Merger will be those of GeoVax.

                                          SELECTED FINANCIAL DATA

                                      DAUPHIN SELECTED FINANCIAL DATA
                                      -------------------------------

Year Ended December 31
----------------------
                                    2005            2004           2003          2002            2001
                                -------------  -------------   -----------   ------------   -------------
Net Sales                       $          -   $          -    $         -   $     19,621   $      16,678

Net Loss from Continuing
Operations                        (1,408,534)    (1,658,941)      (735,159)    (2,087,341)     (8,937,121)
Net Loss from Discontinued
Operations                                                      (2,341,921)    (2,978,505)
                                           -       (548,865)                                   (6,095,339)
                                -------------  -------------   -----------   ------------   -------------
     Total Net Loss             $ (1,408,534)  $ (2,207,806)  $ (3,077,080)  $ (5,065,846)  $ (15,032,460)

Loss Per Share from
Continuing Operations           $      (0.01)  $      (0.02)  $      (0.01)  $      (0.03)  $       (0.14)
Loss Per Share from
Discontinued Operations                 0.00           0.00          (0.03)         (0.04)          (0.10)
                                -------------  -------------   -----------   ------------   -------------
     Total Loss Per Share       $      (0.01)  $      (0.02)  $      (0.04)  $      (0.07)  $       (0.24)


Total Assets                    $     78,381   $     19,161   $    172,197   $  2,028,420   $   3,917,424

Long - Term Debt                $          -   $  2,405,078   $      2,591   $  1,077,650   $   1,196,777

Working Capital (Deficit)       $ (5,715,192)  $ (2,541,107)  $ (3,814,621)  $ (1,918,335)  $     680,392

Shareholders (Deficit) Equity   $ (5,715,192)  $ (4,946,185)  $ (3,817,212)  $ (1,486,358)  $     268,940



                                                    41

Six Months Ended June 30,

                                           2006             2005
Net Sales                            $             -   $            -

Net Gain/(Loss) from Continuing
Operations                                   532,890         (642,657)
                                     ----------------- ----------------
     Total Net Loss                  $       532,890   $     (642,657)

Gain/(Loss) Per Share from
Continuing Operations                $          0.01   $        (0.01)
                                     ----------------- ----------------
     Total Loss Per Share            $          0.01   $        (0.01)

Total Assets                         $        95,070   $      101,911

Long - Term Debt                     $             -   $    2,656,078

Working Capital (Deficit)            $    (5,062,302)  $   (2,342,264)

Shareholders (Deficit) Equity        $    (5,062,302)  $   (5,001,342)

                                        GEOVAX SELECTED FINANCIAL DATA
                                        ------------------------------

                                                         Fiscal Years Ended December 31,
                                        2005            2004           2003           2002           2001
                                                                                   (Unaudited)    (Unaudited)
Statement of Operations Data

Grant revenues                      $    670,467   $    714,852    $    992,720    $   180,237   $         -
Operating expenses                     2,296,013      3,091,682       1,968,024        800,913       171,904
Loss from operations                  (1,625,546)    (2,376,830)       (975,304)      (620,646)     (171,904)
Other income (expense)                    14,460         25,002          27,500          2,539           502
Net loss                              (1,611,086)    (2,351,828)       (947,804)      (618,137)     (170,592)
Average common shares outstanding     10,548,648      9,810,716       7,522,330      5,465,268             -
Net loss per common share                  (0.15)         (0.24)          (0.13)         (0.11)        (0.00)


                                                     Fiscal Years Ended December 31,

                                        2005            2004           2003           2002           2001
                                                                    (Unaudited)    (Unaudited)    (Unaudited)

Balance Sheet Data

Current assets                      $  1,435,538   $  1,631,444    $  2,163,627    $   222,820    $  373,313
Total assets                           1,685,218      1,870,089       2,316,622        371,027       375,630
Current liabilities                    1,169,246      1,321,111         577,819        210,576        15,090
Redeemable convertible
     preferred stock                   1,016,555        938,475         866,391        799,844       531,122
Deficit accumulated during
     development stage                (5,699,447)    (4,088,361)     (1,736,533)      (788,729)     (170,592)
Stock subscription receivable
     for common stock                   (500,000)    (2,000,000)              -              -             -
Total stockholders' equity
(deficiency)                            (500,583)      (389,497)      1,738,803        160,451       360,540
Total liabilities and stockholders'
     equity (deficiency)            $  1,685,218   $  1,870,089    $  2,316,622    $   371,027    $  375,630


                                               Six Months Ended
                                              ------------------
                                                  June 30,
                                                  ---------
                                           2006               2005

Grant revenue                        $       478,853   $      221,999
Operating expenses                           731,585        1,100,318
Loss from operations                        (252,732)        (878,319)
Other income (expense)                        16,039            5,693
Net loss                                    (236,693)        (872,626)
Basic and diluted loss per
     common share                    $         (0.02)  $        (0.08)
Weighted average shares
     Outstanding                          10,548,648       10,548,648



                    PRO FORMA SELECTED FINANCIAL INFORMATION


                                        Fiscal Year Ended                     Six Months Ended
                                        -----------------                    ------------------
                                        December 31, 2005                 June 30, 2006
                                        -----------------                 --------------
                                       As reported      As adjusted       As reported     As adjusted
                                     ---------------   --------------     -------------   -------------
Statement of Operations Data

Grant revenue                        $            --   $      670,467     $          --   $      478,853
Operating expenses                           875,811        3,093,743           657,092        1,349,636
Loss from operations                        (875,811)      (2,423,276)         (657,092)        (870,783)
Other income (expense)                      (532,723)          14,460         1,189,982           16,039
Net income (loss)                         (1,408,534)      (2,408,816)          532,890         (854,744)
Average shares outstanding                99,266,000      733,332,879        99,636,000      696,666,212
  Cash dividends declared
     per Share                                    --               --                --               --
Net income (loss) per
     common share                    $         (0.01)  $         0.00     $        0.01   $        (0.00)

                                             Six Months Ended
                                               June 30, 2006
                                       As reported       As adjusted


Balance Sheet Data


Current assets                       $        95,070   $    2,427,931
Total assets                                  95,070        2,656,941
Current liabilities                        5,157,372          435,540
Redeemable convertible
     preferred stock                              --               --
Deficit accumulated during
     development stage                   (71,001,523)      (5,936,140)
Stock subscription receivable
     for common stock                             --               --
Total stockholders' equity
     (deficit)                            (5,062,302)       2,221,401
Total liabilities and stockholders'
     equity (deficit)                $        95,070   $    2,656,941
Book value per share                           (0.05)            0.00

                              THE MERGER AGREEMENT

         The following summary of the material provisions of the Merger Agreement is qualified by reference to the complete text of the Merger Agreement and First Amendment to Agreement and Plan of Merger, copies of which are attached as Annex A to this Information Statement, and are incorporated by reference. All stockholders are encouraged to read the Merger Agreement and First Amendment to Agreement and Plan of Merger in their entirety for a more complete description of the terms and conditions of the Merger.

General; Structure of Merger

         On January 20, 2006, Dauphin entered into a Merger Agreement subsequently amended on June 29, 2006 with GeoVax. Merger Subsidiary, a wholly owned subsidiary of Dauphin, formed to effectuate the Merger by merging with and into GeoVax, is also a party to the Merger Agreement. GeoVax will be the surviving corporation in the Merger and, as a result, will be a wholly owned subsidiary of Dauphin through an exchange of all the issued and outstanding shares of capital stock of GeoVax for shares of common stock of Dauphin.

Closing and Effective Time of the Merger

         The closing of the Merger will take place promptly following the satisfaction of the conditions described below under "The Merger Agreement -- Conditions to Closing of the Merger," unless Dauphin and GeoVax agree in writing to another time. The Merger is expected to be consummated in the third or fourth quarter of 2006.

Name; Headquarters; Stock Symbols

         After completion of the Merger:

         o    the name of Dauphin will be GeoVax Labs, Inc.;
         o    the officers  and  directors  of GeoVax,  together  with Andrew J.
              Kandelepas, currently a director of Dauphin, and Dean G. Kollintzas will be the officers and directors of Dauphin;
         o the principal executive offices will be located at 1256 Briarcliff Road, Atlanta, GA 30806, which is GeoVax's corporate headquarters; and
         o as a result of the Merger and change of Dauphin's name to GeoVax Labs, Inc., Dauphin will be issued a new trading symbol.

Merger Consideration

         Pursuant to the Merger Agreement, the holders of the outstanding shares of GeoVax common and preferred stock immediately before the Merger will receive in exchange for such GeoVax shares an aggregate of 490,332,879 shares of Dauphin common stock (assuming no GeoVax stockholder exercises his, her or its dissenter's rights). In addition, Dauphin will assume outstanding GeoVax stock options that have not been exercised prior to the Merger, and may assume certain outstanding GeoVax warrants that are not exercised prior to the Merger, each on terms comparable to the Merger consideration paid to GeoVax's stockholders. We anticipate there will be GeoVax options and warrants that will entitle their holders to acquire up to 34,319,910 shares of Dauphin common stock following the Merger.

         GeoVax stockholders who do not exercise their dissenters' rights will receive approximately 29.2832 shares of common stock of Dauphin for every share of GeoVax common and preferred stock they own.

         Promptly after the Merger is completed, Dauphin will cause each record holder of GeoVax common and preferred stock to be mailed instructions and a letter of transmittal for exchanging their GeoVax stock certificates for Dauphin stock certificates. To effectuate the exchange of GeoVax securities for Dauphin common stock, the GeoVax equity holders must comply with the instructions set forth in the letter of transmittal.

Representations and Warranties

         The Merger Agreement contains the representations and warranties of GeoVax and Dauphin relating to, among other things:

         o    proper corporate organization and similar corporate matters;
         o    capital structure of each constituent company;
         o the authorization, performance, and enforceability of the Merger Agreement;
         o    licenses and permits;
         o    taxes;
         o    financial information and absence of undisclosed liabilities;
         o holding of leases and ownership of other properties, including intellectual property;
         o    accounts receivable;
         o    inventory;
         o    contracts;
         o    title and condition of assets;
         o    absence of certain changes;
         o    employee matters;
         o    environmental matters;
         o    compliance with applicable laws;
         o    absence of litigation; and
         o    with respect to Dauphin,  compliance with applicable provisions of
              securities  laws,  including  past  SEC  and   transaction-related
              filings. Covenants

         From the date of the Merger Agreement and until the closing of the Merger, except as contemplated by the Merger Agreement or as otherwise consented to by Dauphin and GeoVax in writing, Dauphin and GeoVax each agrees to:

              (a) Carry on its business only in the ordinary course of business and use commercially reasonable efforts to preserve intact its present business organization, keep available the services of its executive officers and key employees, and preserve its relationships with customers, clients, service providers, and others having material business dealings with it;

              (b) Timely file all tax returns and timely withhold and pay all taxes;

              (c)   Maintain   in  full  force  and   effect  all   governmental
authorizations reasonably required for the operation of its business as presently conducted;

              (e) Comply in all material respects with all Legal Requirements and Governmental Authorizations as defined in the Merger Agreement applicable to them;

              (f) Not amend its articles of incorporation or bylaws;

              (g) Not merge or consolidate with, or agree to merge or consolidate with, or purchase substantially all of the assets of, or otherwise acquire any business of, or enter into any joint venture or partnership with, any person;

              (h) Not take any action, or omit to take any action, that would result in a Breach, as defined in the Merger Agreement, of any of the representations and warranties set forth in the Merger Agreement at, or prior to, the Closing;

              (i) Not issue, reissue, sell, deliver, pledge, authorize, or propose the issuance, reissuance, sale, delivery, or pledge of shares of capital stock of any class, or securities convertible into capital stock of any class, or any rights, warrants, or options to acquire any convertible securities or capital stock;

              (j) Not adjust, split, combine, subdivide, reclassify or redeem, purchase or otherwise acquire, or propose to redeem or purchase or otherwise acquire, any shares of its capital stock, or any of its other securities;

              (k) Not declare, set aside, or pay any dividend or other distribution (whether in cash, stock, property, or any combination thereof) in respect of its capital stock, redeem or otherwise acquire any shares of its capital stock or other securities, alter any term of any of its outstanding securities;

              (l) (i) except as required under any employment agreement, not increase in any manner the compensation of any of its directors, officers, or other employees; (ii) not pay, or agree to pay, any pension, retirement allowance, or other employee benefit not required or permitted by any existing plan, agreement, or arrangement to any such director, officer, or employee, whether past or present; or (iii) not commit itself to any additional pension, profit-sharing, bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement, or other employee benefit plan, agreement, or arrangement, or to any employment agreement or consulting agreement (arising out of prior employment ) with, or for the benefit of, any person, or, except to the extent required to comply with applicable law, amend any of such plans or any of such agreements in existence on the date of the Merger Agreement;

              (m) Not terminate, enter into or amend in any material respect any contract, agreement, lease, license, or commitment, or take any action, or omit to take any action that would cause a breach, violation, or default (however defined) under any contract, except in the ordinary course of business and consistent with past practice;

              (n) Not permit any of its current insurance (or reinsurance) policies to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation, or lapse, replacement policies providing coverage equal to, or greater than, coverage remaining under those cancelled, terminated, or lapsed policies are in full force and effect;

              (o) Not enter into other material agreements, commitments, or contracts not in the ordinary course of business or in excess of current requirements; and

              (p) Not maintain its books of account and records in other than its usual, regular, and ordinary accounting practice.

No Negotiation. During the period after the execution of the Merger Agreement and prior to the closing of the Merger neither Dauphin nor GeoVax shall, directly or indirectly:

              (a) solicit or encourage the initiation of any inquiry, proposal, or offer from any person relating to a possible transaction similar to the transactions contemplated in the Merger Agreement;

              (b) participate in any negotiations or discussions, or enter into any agreement with, or provide any non-public information to, any person relating to, or in connection with, any such transaction; or

              (c) consider, entertain, or accept any proposal or offer from any person relating to any such possible transaction.

Conditions to Closing of the Merger

         Consummation of the Merger Agreement and the related transactions was conditioned on the Dauphin stockholders, (i) adopting the Merger Agreement and approving the Merger, (ii) approving the change of Dauphin's name, (iii) approving the increase of the authorized shares of Dauphin's common stock from 100,000,000 to 850,000,000; (iv) adopting the 2006 Equity Incentive Plan; and
(v) electing GeoVax directors as directors of Dauphin. The Majority Stockholders have approved all of such actions.

         In addition, the consummation of the transactions contemplated by the Merger Agreement is conditioned upon:

         o no order, stay, judgment, or decree being issued by any governmental authority preventing, restraining, or prohibiting in whole or in part, the consummation of such transactions;
         o the execution and delivery to each party of each of the various transaction documents;
         o the delivery by each party to the other party of a certificate to the effect that the representations and warranties of each party are true and correct in all material respects as of the closing and all covenants contained in the Merger Agreement have been materially complied with by each party;
         o the receipt of necessary consents and approvals by third parties and the completion of necessary proceedings;
         o holders of not more than 5% of the shares of any of GeoVax's common stock, or Series A preferred stock outstanding immediately before the closing, not having taken action to exercise their dissenters' rights under the Georgia Business Corporations Act;
         o The most significant closing condition was that Dauphin must have not less than $2,000,000 in net cash assets prior to the closing of the Merger. Pursuant to the Merger Agreement as amended, Dauphin has met this requirement by tendering to GeoVax a non-refundable deposit in the amount of $2,000,000. The $2,000,000 was raised through the issuance of convertible notes which are included in the conversion of debt including in the table set forth below. We anticipate that, immediately prior to closing, substantially all of our debt will be converted to common stock. Dauphin shall use its best efforts to raise an additional $11 million at, prior to or within 90 days of the consummation of the Merger;

         o Except as otherwise agreed to by the SEC, Dauphin shall have filed any delinquent SEC Reports and its 2005 10-K, and it shall have responded to, and fully resolved to the SEC's satisfaction, any written comments to such reports made by the SEC prior to the Closing;
         o the representations and warranties of each party set forth in the Merger Agreement shall be true and correct in all material respects
         o    no Material  Adverse Effect  relating to the business or financial condition of either Dauphin or GeoVax shall have occurred; and
         o    the holders of all outstanding  convertible  promissory  notes and
              Series A Preferred Stock shall have been converted into Dauphin common stock.

Issuance of Shares Prior to Closing

         As described above, one of the conditions for the closing of the Merger is that Dauphin shall have cash of not less than $2,000,000 and substantially no liabilities. To fulfill this condition, Dauphin sold convertible notes in the amount of $2,000,000 and delivered the proceeds to GeoVax. Prior to or after closing Dauphin intends to sell shares of its common stock for cash to a limited number of investors as well as convert its outstanding debt into common stock and its preferred stock into common stock. We anticipate that we will issue the following shares prior to the closing of the Merger:

         shares to issued in private placement                       38,000,000
         shares to be issued in conversion of debt                   42,919,030
         shares to be issued in conversion of preferred stock        20,000,000
         Shares to be issued for services                            40,000,000
         shares reserved for contingencies                            2,611,942
                                                                    -----------
         Total additional shares issued prior to closing            143,530,972

         We plan to issue 20,000,000 shares of our common stock to Hyacinth Resources, LLC for services rendered in connection with the Merger. We also plan to issue 20,000,000 shares of our common stock to our president Andrew J. Kandalepas for services rendered in connection with the Merger. We have reserved 2,611,943 shares for issuance in connection with the Merger.

         Dauphin has agreed that it will have no more than 243,000,000 shares outstanding immediately prior to the closing (not including convertible securities) and 733,332,879 shares after the closing (not including convertible securities).

Termination

         The Merger Agreement may be terminated at any time, but not later than the closing as follows:

         o    By mutual written consent of Dauphin and GeoVax;
         o By either party if a governmental entity shall have issued an order, decree, or ruling, or has taken any other action, in any case having the effect of permanently restraining, enjoining, or otherwise prohibiting the Merger, which order, decree, ruling, or other action is final and non-appealable;
         o By either party if the closing conditions have not been satisfied by September 1, 2006; or
         o By either party if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within thirty days of receiving notice of an intent to terminate, provided that the terminating party is itself not in breach.

Effect of Termination

         In the event of proper termination by either Dauphin or GeoVax, the Merger Agreement will become void and have no effect, and no liability or obligation will attach to either Dauphin or GeoVax, except that:

         o The confidentiality obligations set forth in the Merger Agreement will survive;
         o The rights of the parties to bring actions against each other for breach of the Merger Agreement will survive; and
         o The fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses.

Fees and Expenses

         All fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses whether or not the Merger Agreement is consummated.

Confidentiality; Access to Information

         Dauphin and GeoVax will afford to the other party and its financial advisors, accountants, counsel, and other representatives, prior to the completion of the Merger, reasonable access during normal business hours, upon reasonable notice, to all of their respective properties, books, records, and personnel to obtain all information concerning the business, including the status of product development efforts, properties, results of operations, and personnel, as each party may reasonably request. Dauphin and GeoVax will maintain in confidence any non-public information received from the other party, and use such non-public information only for purposes of consummating the transactions contemplated by the Merger Agreement.

Amendment

         The Merger Agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the parties.

Extension; Waiver

         At any time prior to the closing, any party to the Merger Agreement may, in writing, to the extent legally allowed:

         o extend the time for the performance of any of the obligations or other acts of the other parties to the agreement;
         o waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement; and
         o waive compliance with any of the agreements or conditions for the benefit of such party contained in the Merger Agreement.

                              NAME CHANGE PROPOSAL

General

         As a condition to the closing of the Merger we must amend our Articles of Incorporation to change our name to GeoVax Labs, Inc. Our Board of Directors and the Majority Stockholders have unanimously adopted and approved an amendment to our Articles of Incorporation to change our name from Dauphin Technology, Inc., to GeoVax Labs, Inc. A copy of the Name Change Amendment is included in the Articles of Amendment, which have been attached to this Information Statement as Annex B.

         Like the Authorized Shares Amendment, the Name Change Amendment will be implemented by filing the Articles of Amendment with the Secretary of State of Illinois. Once we file the Articles of Amendment, our name will change from Dauphin Technology, Inc. to GeoVax Labs, Inc. Under federal securities laws, we cannot file the Amendment until at least 20 days after mailing this Information Statement.

Consent Required

         Approval of the Name Change Proposal, through an amendment to our Articles of Incorporation, required the consent of the holders of two-thirds (2/3) of the outstanding voting shares. As of the Record Date, Majority Stockholders beneficially owned 217,975,496 Voting Rights representing approximately 73% of the total Voting Rights that could be cast as of the Record Date. The Majority Stockholders have given their written consent to the Name Change Proposal, and accordingly, the requisite stockholder approval of this Proposal was obtained by the execution of the Majority Stockholders' written consent in favor of the Proposal.

Reason for Amendment

         The name GeoVax Labs, Inc. will reflect the change in our business and is a condition to the closing of the Merger.

Effect of the Proposal/Advantages and Disadvantages

         Other than changing our name, this proposal will not have an effect on our business or operations.

Chapter 805, Section 10.20 of the Illinois Business Corporation Act

         Chapter 805, Section 10.20 of the Illinois Business Corporation Act of 1983 permits the amendment of a corporation's articles of incorporation to allow it to change its name so long as the amendment is approved by the holders of at least two-thirds of the votes entitled to be cast on the amendment.

Effective Date

         The Name Change Amendment will become effective upon filing the Articles of Amendment with the Illinois Secretary of State. Under federal securities laws, we cannot file the Amendment until at least 20 days after mailing this Information Statement.

            ADOPTION OF GEOVAX LABS, INC. 2006 EQUITY INCENTIVE PLAN

Purpose of the 2006 Equity Incentive Plan

         As a condition to the closing of the Merger Agreement, Dauphin must adopt a stock incentive plan in a form acceptable to GeoVax. Our Board of Directors and the Majority Stockholders have approved the 2006 Equity Incentive Plan attached hereto as Annex C. The 2006 Equity Incentive Plan will be effective at the closing of the Merger. The purpose of the 2006 Equity Incentive Plan is to promote the long-term success of Dauphin and its subsidiaries and to increase stockholder value by:

         o attracting and retaining key employees and directors of outstanding ability;
         o encouraging key employees and directors to focus on long-range objectives; and
         o further aligning the interests of key employees and directors with the stake of the stockholders.

         A summary of the 2006 Equity Incentive Plan is set forth below. This summary is, however, qualified in its entirety by and subject to the more complete information set forth in the 2006 Stock Incentive Plan.

Consent Required

         Approval of the 2006 Equity Incentive Plan Proposal required the consent of the holders of a majority of our outstanding Voting Rights. As of the Record Date, Majority Stockholders beneficially owned 217,975,496 Voting Rights representing approximately 73% of the total Voting Rights that could be cast as of the Record Date. The Majority Stockholders have given their written consent to the 2006 Equity Incentive Plan Proposal, and accordingly, the requisite stockholder approval of this Proposal was obtained by the execution of the Majority Stockholders' written consent.

Maximum Aggregate Shares Issuable under the 2006 Plan

         The total shares of Dauphin common stock subject to the 2006 Equity Incentive Plan shall not exceed the sum of 36,000,000 shares. The numbers of shares reserved under the 2006 Stock Incentive Plan are subject to adjustment in the event of a change in the capitalization of Dauphin. The total number of shares covered by the 2006 Equity Incentive Plan will represent 6% of the shares of common stock outstanding as of the closing date of the Merger. To the extent that any shares covered by a prior stock incentive plan remain unissued after the award is canceled, exchanged, or expires unexercised, then such shares of common stock may again be available for use under the 2006 Equity Incentive Plan.

Term of the 2006 Equity Plan

         The 2006 Equity Incentive Plan will become effective at the Effective Time of the Merger. Unless the 2006 Equity Incentive Plan is earlier terminated in accordance with its provisions, no stock incentives will be granted under the 2006 Equity Incentive Plan after the earlier of ten years from the effective date, or the date on which all of the shares reserved for the 2006 Equity Incentive Plan have been issued or are no longer available for use under the 2006 Equity Incentive Plan.

Administration of the 2006 Plan

         The Plan will be administered by a committee of two or more members of the Board of Directors. The Committee will have full power to:

         o select eligible participants to receive awards under the 2006 Equity Incentive Plan;
         o determine the sizes and types of stock incentives to award under the 2006 Equity Incentive Plan;
         o    determine the terms and conditions of such awards;
         o    interpret  the 2006 Equity  Incentive  Plan and any  agreement  or instrument entered into under the 2006 Equity Incentive Plan;
         o    establish,   amend,   or  waive  rules  or  regulations   for  the
              administration of the 2006 Equity Incentive Plan;
         o amend the terms and conditions of any outstanding stock incentives as allowed under the 2006 Equity Incentive Plan; and
         o make all other determinations, or take such other actions, as may be necessary or advisable for the administration of the 2006 Equity Incentive Plan.

         Notwithstanding the foregoing, only a committee comprised solely of two or more directors, each of whom must be both an "outside director" within the meaning of the Code already defined, and a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, may grant stock incentives that will (1) meet the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, or (2) be exempt from
Section 16(b) of the Securities Exchange Act of 1934.

Types of Stock Incentives

         The Board of Directors and the Committee may grant the following stock incentives under the 2006 Equity Incentive Plan (each individually, a "Stock Incentive"):

         o stock options to purchase shares of common stock, including options intended to qualify under Section 422 of the Code ("incentive stock options") and options not intended to qualify under Section 422 of the Code ("non-qualified stock options");
         o    restricted stock awards; and
         o    restricted stock bonus.

         Each of the above Stock Incentives will be evidenced by a stock incentive agreement executed by Dauphin and the eligible recipient, in such form and with such terms and conditions as the Committee may, pursuant to the provisions of the 2006 Equity Incentive Plan, determine in their discretion from time to time.

Eligible Recipient

         Awards of Stock Incentives under the 2006 Equity Incentive Plan may be made to employees of Dauphin and its subsidiaries, non-employee directors, and consultants or advisors that provide services (other than the offering, sale or marketing of Dauphin's securities) to Dauphin or its subsidiaries (collectively, the "Participants"). Only employees are eligible to receive a grant of incentive stock options.

Provisions Applicable to Stock Options

         Exercise Price. With respect to each grant of an incentive stock option to a Participant who is not a stockholder holding more than 10% of Dauphin's total voting stock ("ten-percent stockholder"), the exercise price will not be less than the fair market value of the shares, which is equal to the closing sales price of the common stock on the grant date ("Fair Market Value"). With respect to each grant of an incentive stock option to a recipient who is a ten-percent stockholder, the exercise price will not be less than 110% of the Fair Market Value of the shares.

         Option Term. Stock options may not be exercised after the tenth anniversary of the grant date, except that any incentive stock option granted to a ten-percent stockholder may not be exercised after the fifth anniversary of the grant date.

         Transferability Restrictions. A stock option issued under the 2006 Equity Incentive Plan may not be transferable or assignable, except by the laws of descent and distribution, and may be exercisable only by the Participant. However, a non-qualified stock option may be transferred by the Participant as a bona fide gift to his or her spouse, lineal descendant or ascendant, siblings, and children by adoption.

         Payment. Payment for shares purchased pursuant to exercise of a stock option may be made in cash or by delivery to Dauphin of a number of shares that have been owned and completely paid for by the Participant for at least six months prior to the date of exercise, or a combination thereof. In addition, the stock option may be exercised through a brokerage transaction as permitted under the provisions of Regulation T, applicable to cashless exercises promulgated by the Board of Governors of the Federal Reserve System, unless prohibited by
Section 402 of the Sarbanes-Oxley Act of 2002. Except as otherwise provided in the 2006 Equity Incentive Plan, payment must be made at the time that the stock option, or any part thereof, is exercised, and no shares shall be issued or delivered to the Participant upon exercise of its option until full payment has been made by the Participant. Unless prohibited by the Sarbanes-Oxley Act of 2002, in the sole discretion of the Committee, a stock option may be exercised by delivery to Dauphin of a promissory note executed by the Participant, with such other terms and conditions as the Committee may determine. Other methods of payment may also be used if approved by the Committee in its sole and absolute discretion and provided for under the related stock incentive agreement.

         Repricing of Stock Options. The Committee may approve the repricing of all or any portion of outstanding stock options granted under the 2006 Equity Incentive Plan without the additional approval of the stockholders.

Provisions Applicable to Stock Bonus

         A stock bonus is an award of shares under the 2006 Equity Incentive Plan for extraordinary service to Dauphin or any subsidiary of Dauphin. The Committee will determine the number of shares to be awarded and any conditions, criteria, or performance requirements applicable to the stock bonus.

Provisions Applicable to Stock Awards

         A stock award is an offer by Dauphin to sell to an eligible person shares that may or may not be subject to restrictions. The Committee may determine the terms, conditions, restrictions, and other provisions of each stock award. Stock awards issued under the 2006 Equity Incentive Plan may have restrictions that lapse based upon the service of a Participant, or based upon the attainment of performance goals established pursuant to the business criteria listed in the 2006 Equity Incentive Plan, or based upon any other criteria that the Committee may determine appropriate. The purchase price of shares sold pursuant to a stock award will be determined by Dauphin on the date the stock award is granted but may not be less than the fair market value of Dauphin common stock on the date of grant, provided however, in the case of a sale to a holder of 10% or more of Dauphin's common stock, the purchase price shall not be less than 110% of the fair market value.

Repurchase Rights

         The Committee may attach a right of Dauphin, or an assignee of Dauphin, to repurchase all, or any portion of, a Stock Award under the 2006 Equity Incentive Plan.

Amendment and Termination

         The Board of Directors or the Committee may suspend, terminate, or amend the 2006 Equity Incentive Plan from time to time except that certain amendments as specified in the 2006 Equity Incentive Plan may not be made without the approval of the stockholders of Dauphin, including an amendment to increase the number of shares reserved and issuable under the 2006 Equity Incentive Plan, to extend the term of the 2006 Equity Incentive Plan, or to decrease the minimum exercise price of any Stock Incentive. The Board of Directors or the Committee may also modify, amend or cancel any Stock Incentive granted under the 2006 Equity Incentive Plan, including the repricing of any outstanding Stock Options granted under the 2006 Equity Incentive Plan; provided, however, that without the consent of the Participant affected, no such modification, amendment or cancellation may diminish the rights of such Participant under the Stock Incentive previously granted under the 2006 Equity Incentive Plan.

Federal Income Tax Consequences

The following is a brief description of the material United States federal income tax consequences associated with Stock Incentives under the 2006 Equity Incentive Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a Participant's death, or the provisions of the income tax laws of any municipality, state or foreign country in which the Participant may reside, or all possible tax consequences of the receipt or exercise of stock rights under the 2006 Equity Incentive Plan, which consequences may vary depending upon a participant's individual tax and financial circumstances.

         Incentive Stock Options. An option holder has no tax consequences upon issuance or, generally, upon exercise of an incentive stock option ("ISO"). However, the excess of the fair market value of the shares transferred upon the exercise of an ISO over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the option holder for the year in which the option is exercised, and thus it may increase the option holder's federal income tax liability as a result of the exercise of an ISO under the alternative minimum tax rules of the Code. An option holder will recognize income when he sells or exchanges the shares acquired upon exercise of an ISO. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the requisite holding periods expire two years after the date of grant of the ISO and one year after the date of acquisition of the common stock pursuant to the exercise of the ISO.

         If an option holder disposes of the common stock acquired pursuant to exercise of an ISO before the expiration of the requisite holding periods, the option holder will recognize ordinary income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares on the date of exercise, and (ii) the price at which the shares are sold. However, if the option holder is subject to suit under Section 16(b) of the Securities Exchange Act of 1934 (the short swing profits rule), the option holder will recognize ordinary income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares as of a later date (such later date being the earlier of (1) the expiration of six months from the date of exercise, or (2) the first day on which the disposition of such property would not subject such option holder to suit under Section 16(b) of the Securities Exchange Act of 1934, unless the option holder makes a timely Code ss.83(b) election, in which event the fair market value of the shares will be determined on the date of exercise), and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates. If the sale price of the shares is greater than the fair market value on the date of exercise, the difference will be recognized as gain by the option holder and taxed at the applicable capital gains rate. If the sale price of the shares is less than the option price, the option holder will recognize a capital loss equal to the excess of the option price over the sale price. Such capital gain or loss will be treated as long-term or short-term capital gain or loss depending upon whether the holding period applicable to the long-term capital assets has been satisfied.

         For these purposes, the use of shares acquired upon exercise of an ISO to pay the option price of another option (whether or not it is an ISO) will be considered a disposition of the shares. If this disposition occurs before the expiration of the requisite holding periods, the option holder will have the same tax consequences as are described above in the preceding paragraph. If the option holder transfers any such shares after holding them for the requisite holding periods, or transfers shares acquired pursuant to exercise of a nonqualified stock option ("NQSO") or on the open market, he generally will not recognize any income upon the exercise. Whether or not the transferred shares were acquired pursuant to an ISO, and regardless of how long the option holder has held such shares, the basis of the new shares received pursuant to the exercise will be computed in two steps. In the first step, a number of new shares equal to the number of older shares tendered (in payment of the option's exercise) is considered exchanged under Code ss.1036 and the rulings thereunder. Accordingly, these new shares receive the same holding period and the same basis the option holder had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other nonstock consideration paid for the new shares, if any. In the second step, the number of new shares received by the option holder in excess of the old tendered shares receives a basis of zero, and the option holder's holding period with respect to such shares commences upon exercise.

         An option holder may have tax consequences upon exercise of an ISO if the aggregate fair market value of shares of the common stock subject to ISOs that first become exercisable by an option holder in any one calendar year exceeds $100,000. If this occurs, the excess shares will be treated as though they are a NQSO instead of an ISO. Upon exercise of an option with respect to these shares, the option holder will have the tax consequences described below with respect to the exercise of NQSOs.

         Generally, there will be no tax consequences to Dauphin upon issuance or upon exercise of an ISO. However, to the extent that an option holder recognizes ordinary income upon exercise, as described above, Dauphin generally will have a deduction in the same amount, provided Dauphin satisfies applicable federal income tax reporting requirements or the option holder actually reports such income on his or her federal income tax return.

         Non-Qualified Stock Option. Neither Dauphin nor the option holder has income tax consequences from the issuance of NQSOs. Generally, in the tax year when an option holder exercises NQSOs, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. However, if the option holder is subject to suit under Section 16(b) of the Securities Exchange Act of 1934 (the short swing profits rule), the option holder recognizes ordinary income in the amount by which the fair market value of the shares determined as of a later date exceeds the option price for such shares, with such later date being the earlier of (i) the expiration of six months from the date of exercise, or (ii) the first day on which the disposition of such property would not subject such option holder to suit under Section 16(b) of the Securities Exchange Act of 1934, unless the option holder makes a timely Code ss.83(b) election, in which event the fair market value of the shares will be determined on the date of exercise. Dauphin generally will be entitled to a deduction in the same amount as the ordinary income recognized by the option holder in Dauphin's tax year during which the option holder recognizes ordinary income, provided Dauphin satisfies applicable federal income tax reporting requirements or the option holder actually reports such income on his or her federal income tax return.

         If a NQSO issued under the 2006 Equity Incentive Plan does not have an exercise price that is greater than or equal to the fair market value of the stock subject to the NQSO as of the date of grant of the NQSO, then such NQSO issued under the Plan generally would be considered a "nonqualified deferred compensation plan" subject to taxation under Code ss.409A. Even if a NQSO issued under the 2006 Equity Incentive Plan does have an exercise price that is greater than or equal to the fair market value of the stock subject to the NQSO as of the date of grant of the NQSO, if there is some additional deferral feature within the NQSO, then such NQSO might be considered a "nonqualified deferred compensation plan" subject to taxation under Code ss.409A. If this were to occur, the above-discussed tax consequences would be dramatically changed. Dauphin does not intend to issue any NQSO that might be considered a "nonqualified deferred compensation plan" subject to taxation under Code ss.409A.

         Depending upon the time that a Participant holds its shares of common stock after exercise, the sale or other taxable disposition of the shares acquired through the exercise of a NQSO generally will result in a short-term or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the NQSO was exercised (or if the option holder was subject to Section 16(b) of the Securities Exchange Act of 1934 and did not make a timely Code ss.83(b) election, the fair market value on the delayed determination date, if applicable).

         Special rules apply to an option holder who exercises a NQSO by paying the exercise price, in whole or in part, by the transfer of shares of common stock to Dauphin. If an option holder exercises a NQSO by paying the option price with previously acquired common stock, the option holder will generally recognize income (relative to the new shares he is receiving) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Code ss.1036 and the rulings thereunder. Accordingly, no gain or loss is recognized upon the exchange, and the new shares received in the exchange obtain the same holding period and the same basis the option holder had in the old tendered shares. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the option holder will recognize income on those new shares equal to their fair market value less any nonstock consideration tendered.

         The excess new shares received will obtain a basis equal to the amount of income recognized by the option holder through its exercise, and increased by any nonstock consideration tendered. The holding period for the excess new shares commences upon the exercise of the option.

         Stock Bonus. A recipient of a stock bonus will recognize income upon its receipt, but generally only to the extent that it is not subject to a substantial risk of forfeiture. If the stock bonus is subject to restrictions that lapse in increments over a period of time, so that the holder becomes vested in a portion of the shares as the restrictions lapse, the holder will recognize income in any tax year only with respect to the shares that become nonforfeitable during that year. If a holder of restricted stock cannot sell the common stock without being subject to suit under Section 16(b) of the Securities Exchange Act of 1934 (the short swing profits rule), the common stock will be treated as subject to a substantial risk of forfeiture. The income recognized will be equal to the fair market value of those shares, determined as of the time that the restrictions on those shares lapse. That income generally will be taxable at ordinary income tax rates. Dauphin generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder of the restricted stock, provided Dauphin satisfies applicable federal income tax reporting requirements or the holder of the restricted stock actually reports such income on his or her federal income tax return.

         Alternatively, a holder of restricted stock may make a timely Code ss.83(b) election to recognize ordinary income for the taxable year in which he receives an award of restricted stock in an amount equal to the fair market value of all shares of restricted stock awarded to him (even if the shares are subject to forfeiture). That income will be taxable at ordinary income tax rates. At the time of disposition of the shares, a holder who has made such an election will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. Such gain will be taxable at the applicable capital gains rate. A timely Code ss.83(b) election must be made within 30 days after the transfer of the restricted stock to the holder. Dauphin generally will be entitled to a deduction equal to the amount of ordinary income recognized by the holder at the time of his election, provided Dauphin satisfies applicable federal income tax reporting requirements or the employee actually reports such income on his or her federal income tax return.

         Limitation on Tax Deductions for Dauphin. Notwithstanding the preceding provisions, no federal income tax deduction is allowed for compensation paid to a "covered employee" in any taxable year of Dauphin to the extent that such compensation exceeds $1,000,000. The $1,000,000 limitation is reduced (but not below zero) by the amount (if any) that would have been included in the compensation of a covered employee for a taxable year but for being disallowed by reason of being a golden parachute payment under Code ss.280G. (See "Golden Parachute Payments" below.) For this purpose, "covered employees" are generally the chief executive officer of Dauphin and the four highest compensated officers of Dauphin, and the term "compensation" generally includes amounts includable in gross income as a result of the exercise of stock options or stock appreciation rights, or the receipt of restricted stock. This deduction limitation does not apply to compensation that is commission based compensation, performance based compensation, or compensation that would not be includable in an employee's gross income.

         Regulations indicate that compensation attributable to a stock option, or a stock appreciation right, generally will satisfy the limitation exception for performance based compensation if the grant or award is made by a compensation committee composed of "outside" directors, the plan under which the option or right is granted states the maximum number of shares with respect to which the options or rights may be granted during a specified period to any employee, and, under the terms of the option or right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award. Stock options and stock appreciation rights granted under the 2006 Equity Incentive Plan may possibly satisfy these requirements, depending upon the specific terms, provisions, restrictions, and limitations of such options or rights.

         Awards under the 2006 Equity Incentive Plan generally may satisfy the limitation exception for performance based compensation if (1) compensation received under the award is paid solely on account of, and contingent upon, the attainment of one or more pre-established, objective performance goals established by a compensation committee, (2) the material terms of the performance goal under which the compensation is to be paid must be disclosed to, and subsequently approved by, the stockholders before the compensation is paid, and (3) the compensation committee must certify in writing prior to payment of the compensation that the performance goals and other material terms have been satisfied.

         ERISA. The 2006 Equity Incentive Plan is not, and is not intended to be, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), as it does not provide either welfare benefits or a deferral of income for periods extending to the termination of employment or retirement.

         Golden Parachute Payments. Under Code ss.280G, no federal income tax deduction is allowed to a corporation for "excess parachute payments" made to "disqualified individuals," and receipt of such payments subjects the recipient to a 20% excise tax under Code ss.4999. For this purpose, "disqualified individuals" are generally officers, stockholders, or highly compensated individuals performing services for a corporation, and the term "excess parachute payments" generally includes payments in the nature of compensation that are contingent on a change in the ownership or effective control of a corporation, to the extent that such payments (in present value) exceed three times the payee's average annual taxable compensation from the corporation for the previous five years. Certain payments with respect to non-publicly traded corporations, payments for reasonable compensation for services rendered after a change of control transaction, and payments from qualified plans are generally not included in determining "excess parachute payments."

New Plan Benefits

         The Stock Incentives that would be granted under the 2006 Equity Incentive Plan to the eligible recipients are subject to the discretion of the Board of Directors, the Committee, or management of Dauphin, and the incentives are therefore not determinable at this time. Dauphin expects to issue such shares to the members of the Board of Directors following the stockholders' adoption of the 2006 Equity Incentive Plan.

                   CURRENT DIRECTORS AND ELECTION OF DIRECTORS

         Dauphin's bylaws currently provide that the number of directors shall be fixed from time to time, but shall be comprised of not less than three, and not more than nine members, and that each director shall be elected to serve until the next annual meeting of stockholders and until his or her successor shall be elected and shall qualify.

         Currently we have three directors. Biographical information about our current directors is as follows:

         Andrew J. Kandalepas. Mr. Kandalepas, age 54, is the current President, Chief Executive Officer and Chairman of the Board of Dauphin Technology, Inc. Under his leadership, beginning in 1995, Dauphin Technology developed and marketed several high tech products including, miniature hand held computers and Set Top Boxes. Additionally, during his 11 year tenure at Dauphin, Mr. Kandalepas, has been successful in raising in excess of $60M in private and public capital as well as expanding Dauphin's shareholder base from 400 shareholders in 1995 to approximately 11,000 shareholders currently.

         Mr. Kandalepas has a varied 30-plus year career as an entrepreneur and executive manager. After 12 successful years with GTE and Motorola, he founded Cadserv Corporation, a privately owned Engineering and Circuit Board Solutions boutique service provider to major electronic OEM's.

         Mr. Kandalepas is an active participant in the local Greek community and founder of the St. Athanasios, Greek Orthodox Seminary in Woodstock, Illinois. He earned his Electronics Engineering Degree in 1974, from DeVry Institute of Technology.

         Gary E. Soiney. Mr. Soiney, age 66, has served as a director of Dauphin since 1995. Mr. Soiney graduated from the University of Wisconsin in Milwaukee with a degree in Business Administration. He is currently an owner of Pension Design & Services, Inc., a Wisconsin corporation, which performs administrative services for qualified pension plans to business primarily in the Mid-West.

         Dr. Daniel D. Kiddy. Dr. Kiddy, age 43, has served as a director of Dauphin since 2002. Dr. Kiddy is a surgeon specializing in podiatric medicine with a private practice in O'Fallon, Missouri. He began private practice in 1992 after completing surgical residencies at Yale, St. Raphael Hospital in New

Haven, Connecticut and at Delaware Valley Medical Center. He is currently on the executive medical committee for Unity Health Care and operates a private business providing healthcare to patients in over 150 nursing homes throughout the state of Missouri.

         As a condition to the closing of the Merger, we were required to elect the designees of GeoVax to our Board of Directors in place of our current directors, other than Andrew J. Kandalepas, and appoint the designees of GeoVax as our executive officers. The following table sets forth the names of those persons who will serve as officers and directors of Dauphin immediately following the closing of the Merger.

Name                     Age       Position
----                     ---       --------

Donald G. Hildebrand      65       Chairman/President/CEO
David A. Kennedy          48       Board Member/Vice President
John N. (Jack) Spencer    65       Board Member/ /Chairperson Audit Committee
Edith Murphree            53       Board Member/Vice President
Gary Teal                 49       Board Member/Corporate Secretary-Treasurer
Andrew J. Kandalepas      54       Board Member/Vice Chairman and Vice President
Dean G. Kollintzas        33       Board Member

         Biographical information about those persons who will serve as officers and directors of Dauphin is as follows:

         Donald G. Hildebrand. Mr. Hildebrand is a founder of GeoVax and has served as a member of its Board of Directors since June 2001. Prior to founding GeoVax, Mr. Hildebrand was employed as North American President and Chief Executive Officer of Rhone Merieux, Inc., a subsidiary of Rhone Merieux, S.A., a world leader in the biopharmaceutical and animal health industries. Under Mr. Hildebrand's leadership, which began in 1984 and ended in 1997, Rhone Merieux, Inc. had grown its annual sales from $0 to over $200 million per year. In 1997, Mr. Hildebrand agreed to become Global Vice President of Merial Limited, a position that he held until 2000. Merial Limited, a joint venture formed by Rhone Merieux, S.A. and Merck AgVet, is the largest animal health company in the world, with annual sales exceeding $1.8 billion. Prior to joining Rhone Merieux, Inc., Mr. Hildebrand founded Biocraft Ltd., which he sold to Solvay & Cie of Brussels, Belgium in 1981. Subsequent to this merger, Mr. Hildebrand was appointed Director of Global Biological Operations/Research/Development and Manufacturing for Salsbury/Solvay. Mr. Hildebrand received his BS in microbiology from the University of Wisconsin.

         David A. Kennedy. Mr. Kennedy joined the GeoVax Board of Directors in March of 2004. In July 1998, Mr. Kennedy and others founded InteCap, an intellectual property consulting firm. He was employed by InteCap and led the firm's intellectual property transaction and licensing practice through June of 2003. From June 2003 through August 2005, Mr. Kennedy founded and then was employed as the Chief Executive Officer of Intellectual Property Asset Corporation ("IPAC"). IPAC provides intellectual property valuation, consulting services and transaction services. Since August of 2005, Mr. Kennedy has served as the Chief Executive Officer of alseT IP, LLC. alseT IP provides financing to companies, universities and inventors receiving royalty streams from intellectual property. Mr. Kennedy currently serves as an Advisor to IPAC, and as a member of the Board of Directors of ExchangeBlvd.com, Inc., which is a publicly traded company. Mr. Kennedy is a certified public accountant in the state of Georgia and a graduate of the University of Georgia.

         John N. (Jack) Spencer. Mr. Spencer will join the GeoVax Board of Directors upon consummation of the Merger. Mr. Spencer is a certified public accountant and was a partner of Ernst & Young where he spent more than 38 years until he retired in 2000. During his career with Ernst & Young, he coordinated that Firm's services to public and private companies primarily in the manufacturing, distribution and medical and information technology industries. Mr. Spencer has been active in Georgia's technology community, where he served as president and a director of the Business and Technology Alliance and was co-founder and is the treasurer of the Atlanta Venture Forum. In 2002, Mr. Spencer was awarded the Georgia Biomedical Partnership's first annual award for being a principal architect of the biomedical community in Georgia. He also served as president of the Georgia Biomedical Partnership in 2003 and 2004. Mr. Spencer serves as a director of a number of companies, including Firstwave Technologies, Inc., a public company, where he is also chair of the audit committee. Mr. Spencer received a BS degree from Syracuse University, and he earned an MBA degree from Babson College. He also attended the Harvard Business School Advance Management Program.

         Edith Murphree. Ms. Murphree became a member of the GeoVax Board of Directors in April 2005. She is currently, and has been since October 2003, Vice President for Finance at Emory University in Atlanta, Georgia. Prior to being appointed Vice President for Finance, Ms. Murphree was the Associate Vice President for Administration at Emory University, a position that she held from 1998 through 2003. Ms. Murphree began her association with Emory University in 1987 when she was appointed Assistant Vice President for Finance and Controller. Ms. Murphree currently serves as a director of the boards the Emory Federal Credit Union, SOLINET (Southeastern Library Network) and the Clifton Casualty Insurance Company, Ltd. Ms. Murphree received a BS in accounting from the University of Alabama and a Masters of Business Administration in finance from Georgia State University.

         Gary Teal. Mr. Teal became a member of the GeoVax Board of Directors in December 2001. He has been Senior Associate Vice President for Administration at Emory University and Chief of Staff to the CEO since 2004. He also became Administrative Dean to the Woodruff Leadership Academy at Emory University in 2002. Mr. Teal was Associate Vice President for Health Affairs: 2000 - 2004; Director of Financial Services, Emory Healthcare: 1994 - 2004; Assistant Vice President for Health Affairs: 1995 - 1999; Director of Projects, Woodruff Health Sciences Center: 1993 - 1995 and Emory University Director of Financial
Disbursements: 1986 - 1993. Previous to Emory affiliations Mr. Teal was Associate Director of Disbursements, Office of the Vice President for Finance at Georgia State University, Atlanta, GA from 1982 - 1986. Mr. Teal received his BBA and MBA from Georgia State University.

         Andrew J. Kandalepas - (Information provided above).

         Dean G. Kollintzas. Mr. Kollintzas is an Intellectual Property Attorney specializing in biotechnology and pharmaceutical licensing, FDA regulation, and corporate/international transactions. He has worked in Israel as a U.S. consultant to the firm of Baratz, Gilat, Bar-Natan with biotechnology companies such a Clal Biotechnology Industries Limited and D-Pharm. As an associate with the firm LaFollette, Godfrey & Kahn in Madison, Wisconsin, Mr Kollintzas worked with the Wisconsin Alumni Research Foundation "WARF" on various FDA and intellectual property engagements as well as many of its commercialization efforts. Mr. Kollintzas received a Microbiology degree from the University of Illinois and a J.D. from Franklin Pierce Law Center. He is a member of the Wisconsin and American Bar Associations.

Scientific Advisory Board

         Dr. Harriet Latham Robinson. Dr. Robinson is a co-founder of GeoVax and has served as Chief of its Scientific Advisory Board since formation of the company in 2001. Dr Robinson is recognized as one of the leading AIDS vaccine researchers where she has devoted over 15 years toward developing effective and safe AIDS vaccines designed to prevent clinical AIDS. Over the past several years Dr. Robinson has received over $23 million in Federal grants supporting our AIDS vaccine development program. Dr. Robinson has been the Asa Griggs

Candler Professor of Microbiology and Immunology at Emory University in Atlanta, Georgia since 1999 and has been Chief, Division of Microbiology and Immunology, Yerkes National Primate Center and Professor at the Emory U. School of Medicine 1998-present. She was Professor, Dept of Microbiology & Immunology at the University of Massachusetts Medical Center 1988-1997 and Staff, then Senior, then Principle Scientist at the University of Massachusetts Worcester Foundation for Experimental Biology 1977-1987. She was also a National Science Foundation Postdoctoral Fellow at the Stanford School of Medicine in Berkeley, CA 1965-1967. Over the past several years she has received numerous honors and awards as guest lecturer and/or member of the National Foundation for Infectious Diseases, World Health Organization [WHO], American Academy of Science, National Institutes of Health[NIH], Rockefeller Foundation, Gates Foundation, American Society for Microbiology and several others. She additionally has over 200 scientific publications. Dr Robinson has a B.A degree from Swarthmore College and M.S. and PhD from the Massachusetts Institute of Technology

Consent Required

         The Majority Stockholders owning 73% of the total Voting Rights consented to the election of the above-listed nominees for director of Dauphin effective at the time of the closing of the Merger.

Information about Committees

         Dauphin's Board of Directors does not currently have a nominating committee, an audit committee, or a compensation committee. No person currently serving as a director of Dauphin qualifies as an "audit committee financial expert," as defined by the Sarbanes Oxley Act of 2002, and the regulations promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934. In selecting individuals to serve as our Board of Directors following the closing of the Merge, we sought out individuals who would be able to guide our operations based on their business experience, both past and present, or their education.

         We anticipate that a nominating committee, audit committee, and other committees of the Board of Directors will be formed after the closing of the Merger. Following the closing of the Merger, we anticipate that Mr. Spencer will be designated as our audit committee financial expert.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We plan to issue up to 20,000,000 shares of our commons stock to our president, Andrew J. Kandalepas, for services rendered in the Merger and in connection with the recently settled litigation, within certain preferred stockholders.

                               DISSENTERS' RIGHTS

         There  are  no  dissenters'   rights   applicable  to  the  Transaction
Proposals.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT


         The following table sets forth information regarding the beneficial ownership of our common stock as of August 17, and after consummation of the Merger by:

         o each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock either on August 17, 2006, or after the consummation of the Merger;


         o    each of our current executive officers and directors;
         o    each director nominee;
         o    all our current executive officers and directors as a group; and
         o all of our executive officers and directors as a group after the consummation of the Merger.



                                                                         Beneficial Ownership of
                             Beneficial Ownership of Our                   Our Common Stock After
                             Common Stock on August 15, 2006          the Consummation of the Merger
                             ------------------------------------------------------------------------------
                                                                                     Percent of Class
                                                                                     After Merge Assuming
                                               Percentage of                         No Exercise of
  Name and Address of            Number         Class Before          Number         Conversion or
   Beneficial Owner              of Shares        Merger             of Shares      Dissenters' Rights
-----------------------------------------------------------------------------------------------------------
Andrew J. Kandalepas (1)          1,917,497           1.9%         21,917,497             3.0%
Dr. Daniel D. Kiddy (2)           1,555,350           1.6%          1,555,350              .2%
Gary E. Soiney (3)                  500,000            -              500,000             .01%
Dean G. Kollintzas                   -0-               -0-               -0-               -0-
Donald G. Hildebrand                 -0-               -0-         58,444,582             8.0%
Stavros N. Pagageorgiou  (4)      3,000,000           2.5%          3,000,000              .4%
Helen S. Pagageorgiou  (5)        3,000,000           2.5%          3,000,000              .4%
Nikolaos Pagageorgiou  (6)       10,000,000           8.3%         10,000,000             1.4%
Vasiliki A. Leandrou  (7)         4,000,000           3.3%          4,000,000              .5%
David A. Kennedy(8)                  -0-               -0-         20,064,292             2.7%
Edith Murphree                       -0-               -0-               -0-                -
Gary Teal                            -0-               -0-               -0-                -
Emory University                     -0-               -0-        230,995,252            31.4%
Harriet Robinson                     -0-               -0-         59,674,476             8.1%
Total Prior to Merger (9)       119,969,028         100.0%               -                 -
Total After Merger (10)               -                 -         733,332,879           100.0%

         (1)  Includes a loan convertible into 850,000 shares.
         (2)  Includes a loan convertible into 1,380,000 shares.
         (3)  Includes a loan convertible into 500,000 shares.
         (4) Mr. Pagageorgiou is the owner of 1,500,000 shares of Dauphin Preferred Stock each share of which is convertible into 2 shares of Dauphin common stock. The 3,000,000 amount assumes the conversion of all of his shares of preferred stock. Although each shares of preferred stock is convertible into two shares of common stock, each share of preferred stock has 20 votes in all matters voted upon by the stockholders of Dauphin.
         (5) Ms. Pagageorgiou is the owner of 1,500,000 shares of Dauphin Preferred Stock each share of which is convertible into 2 shares of Dauphin common stock. The 3,000,000 amount assumes the conversion of all of his shares of preferred stock. Although each shares of preferred stock is convertible into two shares of common stock, each share of preferred stock has 20 votes in all matters voted upon by the stockholders of Dauphin.
         (6) Mr. Pagageorgiou is the owner of 5,000,000 shares of Dauphin Preferred Stock each share of which is convertible into 2 shares of Dauphin common stock. The 10,000,000 amount assumes the conversion of all of his shares of preferred stock. Although each shares of preferred stock is convertible into two shares of common stock, each share of preferred stock has 20 votes in all matters voted upon by the stockholders of Dauphin.
         (7) Mr. Leandrou is the owner of 2,000,000 shares of Dauphin Preferred Stock each share of which is convertible into 2 shares of Dauphin common stock. The 4,000,000 amount assumes the conversion of all of his shares of preferred stock. Although each shares of preferred stock is convertible into two shares of common stock, each share of preferred stock has 20 votes in all matters voted upon by the stockholders of Dauphin.
         (8) Includes Mr. Kennedy's proportionate share of the common stock owned by IP Squared Biotech LLC.
         (9) There are 99,969,028 shares of Dauphin common stock issued and outstanding and 10,000,000 shares of Dauphin preferred stock issued and outstanding. The 119,969,028 gives effect to the conversion of the 10,000,000 shares preferred stock into 20,000,000 shares of common stock.
         (10) Following the closing of the Merger we anticipate there will be a total of 733,332,879 shares of Dauphin common stock issued and outstanding and no shares of preferred stock issued or outstanding.


                             MARKET PRICE OF DAUPHIN
                      COMMON STOCK AND DIVIDEND INFORMATION

         Our common stock is quoted on the Pink Sheets under the symbol DNTK. Historically, Dauphin has not paid cash dividends and Dauphin has no intention to do so in the foreseeable future. The following table sets forth for the periods indicated the high and low sales prices for Dauphin common stock as quoted by the Pink Sheets.


                                                       Market Prices
                                                -----------------------------

                                                    High            Low
                                                --------------  -------------

 2004
     First Quarter                                 .38            .05
     Second Quarter                                .77            .13
     Third Quarter                                 .46            .15
     Fourth Quarter                                .34            .10
 2005
     First Quarter                                 .33            .13
     Second Quarter                                .56            .24
     Third Quarter                                 .51            .41
     Fourth Quarter                                .91            .47
2006
    First Quarter                                 1.16            .32
    Second Quarter                                 .73            .36
    Third Quarter (through August 3, 2006)         .71            .52

Holders

         The number of stockholders of record of Dauphin's common stock as of June 29, 2006 as reported by the Company's transfer agent was approximately 11,000. A number of Dauphin's stockholders on record are brokerage firms or stock clearing agencies. Therefore, we believe the total number of beneficial stockholders is greater than 11,000.

Dividend Policy

         Dauphin has not paid any cash dividends on its common stock to date and does not intend to pay dividends prior to the completion of the Merger. The payment of dividends in the future will be contingent upon revenues and earnings, if any, capital requirements, and its general financial condition subsequent to completion of the Merger. The payment of any dividends subsequent to the Merger will be within the discretion of the then Board of Directors. It is the present intention of the Board of Directors to retain all earnings, if any, for use in the business operations. Accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

Preferred Stock

         Dauphin is authorized to issue up to 10,000,000 shares of Series A Preferred Stock, $0.01 par value. In the second quarter of 2005, we issued 10,000,000 of Preferred Stock to one investor. Each share of Preferred Stock is entitled to twenty votes, voting together with the holders of shares of common stock, and not as a class, on each matter submitted to a vote at a meeting of stockholders of Dauphin. Holders of the 10,000,000 shares of preferred stock have agreed to convert and exchange such shares for 20,000,000 shares of Dauphin common stock upon closing of the Merger.

Warrants, Options and Convertible Debt

         Currently, there are outstanding options and warrants to purchase shares of Dauphin common stock. Information about outstanding options and warrants is as follows:

                               Shares Underlying   Exercise    Expiration
             Holder             Option/Warrant       Price        Date
             ------            -----------------   --------    -----------

Crescent International Ltd.            700,000      $1.3064   June 24, 2007


         Currently, Dauphin has outstanding debt in the amount of $5,460,878 that will be converted into 42,919,030 shares of common stock prior to the Merger.

         We anticipate that as a result of the Merger, we will assume options and warrants of GeoVax which will entitle the holders to acquire shares of Dauphin common stock as follows:

                            Shares Underlying         Exercise      Expiration
     Holder                   Option/Warrant           Price           Date
     ------                 -----------------         --------      -----------

Donald G. Hildebrand             600,000               $1.32           (1)
John Creech                       15,000               $1.20           (3)
Mark Keister                     202,000               $1.20           (4)
Harriett Robinson                300,000               $1.20           (5)
Jack Berg                         45,000               $1.20           (6)
Michael Hellerstein               10,000               $1.20           (2)

         (1) Options are vested and includes an option for 300,000 shares, which expires on December 20, 2007 and an option for 300,000 shares which expires on February 5, 2009.
         (2) Options vest in three increments on May 12, 2006 (3,333 shares); May 12, 2007 (3,333 shares) and May 12, 2008 (3,334 shares). All expire May 12, 2010.
         (3) Options are vested; one third expires on each of February 5; 2009, 2010 & 2011.
         (4) 177,000 Options are vested and 25,000 vest on February 5, 2007. Expirations include 59,000 on February 5, 2009; 34,000 on April 1, 2009; 25,000 on February 5, 2010; 34,000 on April 1, 2010; 25,000
              on February 5, 2011 and 25,000 on February 5, 2012.
         (5) Options are vested and one third expires on February 5; 2009, 2010 and 2011 respectively.
         (6) Options are vested and one third expires on February 5; 2009, 2010 and 2011 respectively.


         Note: The foregoing share amounts and exercise prices will be adjusted, to the extent rights under the Option Agreements are ever exercised, consistent with the Merger Consideration.


Transfer Agent and Registrar

         Dauphin's transfer agent is American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, New York 11219.


                                     EXPERTS

         The financial statements of Dauphin for the year ended December 31, 2005 are attached to this Information Statement. Such financial statements have been audited by Porter Keadle Moore, LLP, independent registered public accounting firm, as set forth in its reports thereon. Such financial statements have been included herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The financial statements of Dauphin for the year ended December 31, 2004 have been audited by Tanner, LC, independent registered public accounting firm, as set forth in its reports thereon. Such financial statements have been included herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

         The consolidated financial statements of GeoVax at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, appearing in this information statement have been audited by Porter Keadle Moore, LLP, independent registered public accounting firm, as set forth in its reports thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of said firm as experts in accounting and auditing.

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

         On May 5, 2006 we filed a Form 8-K and subsequent Form 8-K/A to announce that we dismissed our independent registered public accounting firm, Tanner LC. There were no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The reports of Tanner on Dauphin's financial statements as of and for the fiscal years ended December 31, 2004, 2003 and 2002 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except for the addition of an explanatory paragraph in the report of Tanner on Dauphin's financial statements expressing substantial doubt about the Company's ability to continue as a going concern.

         During Dauphin's fiscal years ending December 31, 2004 and interim period preceding the cessation of the relationship with Tanner, there were no disagreements (as defined in Item 304 (a) (1) (iv) of Regulation S-K) except that Tanner reported in a letter to Dauphin's Board of Directors dated November 11, 2005 that Tanner identified deficiencies that existed in the design or operation of our internal control over financial reporting that it considered to be "significant deficiencies" or "material weaknesses." The Public Company Accounting Oversight Board ("PCAOB") has defined "significant deficiency" as a control deficiency, or a combination of control deficiencies, that adversely effects the company's ability to initiate, authorize, record, process, or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that the misstatement of the company' annual or interim financial statements that is more than inconsequential will not be detected. The PCAOB has defined a "material weakness" as a "significant deficiency or combination of significant deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim financial will not be prevented or detected."

         The significant deficiencies or material weakness in our internal controls relate to segregation of incompatible duties, the timely reconciliation of general ledger accounts, controls over inventory, property and equipment, debt documentation and derivative\ transactions and accounting for acquisitions and disposals. Additionally, significant deficiencies or material weaknesses existed in our internal control over accounting for derivative transactions. Certain disclosures in the footnotes to the financial statements were related to the stock option disclosures required by SFAS No. 123R. We have disclosed these significant deficiencies and material weaknesses to our Board of Directors.

         Additional effort is needed to fully remedy these significant deficiencies and material weaknesses and we are continuing our efforts to improve and strengthen our internal controls over financial reporting. Our management and Board of Directors will continue to work with our management and outside advisors with the goal to implement internal controls over financial reporting that are adequate and effective.

         During the fiscal year ended December 31, 2004, the Registrant had no disagreement with Tanner as to any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Tanner would have caused it to make reference to the subject matter of such disagreement in connection with its report for the year ended December 31, 2004.

         Effective May 5, 2006, the Board of Directors of Dauphin Technology, Inc., appointed Porter Keadle Moore, LLP ("PKM"), an Atlanta, Georgia based firm, as its new independent registered public accounting firm. The decision to appoint new auditors was approved by Dauphin's Board of Directors.

                      ADDITIONAL AND AVAILABLE INFORMATION

         Dauphin is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements, and other information with the SEC relating to its business, financial condition, and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Room 1024, and Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC's website (http://www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                           DAUPHIN CONTACT INFORMATION

         All inquiries regarding Dauphin should be addressed to our principal executive offices:

                            DAUPHIN TECHNOLOGY, INC.
                       1014 East Algonquin Road, Suite 111
                              Schaumburg, IL 60173


                                         By order of the Board of Directors:

                                         /s/ Andrew J. Kandalepas
                                         ------------------------
                                         President and Chief Executive Officer

                              INDEX TO ATTACHMENTS

Annex A  Merger Agreement
Annex B  Articles of Amendment to Articles of Incorporation
Annex C  2006 Equity Incentive Plan

Financial Statements


Audited Financial Statement Dauphin Technology, Inc. for the year ended
  December 31, 2005
Unaudited Financial Statements of Dauphin Technology, Inc. for the Quarter ended
  June 30, 2006
Audited Financial Statement of GeoVax, Inc. for the year ended December 31, 2005 Audited Financial Statement of GeoVax, Inc. for the year ended December 31, 2004 Unaudited Financial Statements of GeoVax, Inc. for the Quarter ended June 30,
  2006
Proforma Financial Information

                            Annex A Merger Agreement
                            ------------------------



                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                                  GEOVAX, INC.,

                            GEOVAX ACQUISITION CORP.,

                                       AND

                            DAUPHIN TECHNOLOGY, INC.


                                January 20, 2006

                                TABLE OF CONTENTS

ARTICLE I THE MERGER; CONVERSION OF SHARES

        1.1     The Merger                                                    1
        1.2     Effective Time                                                2
        1.3     Conversion of Interests                                       2
        1.4     Exchange of GeoVax Common Stock                               2
        1.5     Articles of Incorporation of the Surviving
                Corporation                                                   3
        1.6     Bylaws of the Surviving Corporation                           3
        1.7     Directors and Officers of the Surviving Corporation
                and Dauphin                                                   3
        1.8     Dissenting Interests                                          4
        1.9     Amendments to Dauphin's Articles of Incorporation             4
        1.10    Dauphin Securities and Dauphin Convertible Securities         4

ARTICLE II CLOSING

        2.1     Closing Date and Place                                        4

ARTICLE III PRE-CLOSING OBLIGATIONS

        3.1     Obligations of the Parties                                    5
        3.2     Conduct of Business Prior to Closing                          5
        3.3     Access; Cooperation                                           7
        3.4     Notice Regarding Dissenters' Rights Actions                   7
        3.5     No Negotiation                                                7

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF GEOVAX

        4.1     Due Organization; No Subsidiaries                             8
        4.2     Books and Records                                             8
        4.3     Capitalization                                                8
        4.4     Financial Statements                                          8
        4.5     Absence of Changes                                            9
        4.6     Title to Assets                                               10
        4.7     Receivables                                                   10
        4.8     Equipment                                                     10
        4.9     Real Property                                                 11
        4.10    Proprietary Assets                                            11
        4.11    Contracts                                                     11
        4.12    Liabilities                                                   12
        4.13    Compliance with Legal Requirements                            12
        4.14    Government Authorizations                                     13

                                Table of Contents
                                   (continued)
                                                                           Page


        4.15    Tax Matters                                                   13
        4.16    Employee and Labor Matters                                    14
        4.17    Benefit Plans; ERISA                                          14
        4.18    Environmental Matters                                         14
        4.19    Insurance                                                     15
        4.20    Related Party Transaction                                     16
        4.21    Certain Payments, Etc.                                        16
        4.22    Proceedings; Orders                                           17
        4.23    Authority; Binding Nature of Agreements                       17
        4.24    Non-Contravention; Consents                                   17
        4.25    Brokers                                                       18
        4.26    Full Disclosure                                               18
        4.27    Restricted Securities                                         18

ARTICLE V REPRESENTATIONS AND WARRANTIES OF DAUPHIN

        5.1     Due Organization; Subsidiaries, Etc.                          18
        5.2     Books and Records                                             19
        5.3     Capitalization                                                19
        5.4     SEC Filings                                                   20
        5.5     Financial Statements                                          20
        5.6     Absence of Changes                                            21
        5.7     Title to Assets                                               22
        5.8     Receivables                                                   23
        5.9     Inventory                                                     23
        5.10    Equipment                                                     23
        5.11    Real Property                                                 23
        5.12    Proprietary Assets                                            23
        5.13    Contracts                                                     23
        5.14    Liabilities, Bankruptcy                                       23
        5.15    Compliance with Legal Requirements                            24
        5.16    Government Authorizations                                     24
        5.17    Tax Matters                                                   24
        5.18    Employees                                                     25
        5.19    Employee Benefit Plans                                        25
        5.20    Environmental Matters                                         25
        5.21    Insurance                                                     26
        5.22    Related Party Transactions                                    26
        5.23    Subsidiaries and Investments                                  26
        5.24    Certain Payments, Etc.                                        28
        5.25    Proceedings; Orders                                           28

                                Table of Contents
                                   (continued)
                                                                           Page


        5.26    Authority; Binding Nature of Agreements                       28
        5.27    Non-Contravention; Consents                                   28
        5.28    Brokers                                                       29
        5.29    Internal Accounting Controls                                  29
        5.30    Listing and Maintenance Requirements                          30
        5.31    Application of Takeover Protections                           30
        5.32    No SEC or NASD Inquiries                                      30
        5.33    Full Disclosure                                               30

ARTICLE VI CLOSING CONDITIONS

        6.1     Conditions to the Obligations of GeoVax                       30
        6.2     Conditions to the Obligations of Dauphin                      32

ARTICLE VII NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES                     33

ARTICLE VIII TERMINATION

        8.1     Events of Termination                                         34

ARTICLE IX MISCELLANEOUS

        9.1     Severability                                                  34
        9.2     Entire Agreement                                              35
        9.3     Corporate Affairs                                             35
        9.4     Notices                                                       35
        9.5     Amendments; Waivers                                           36
        9.6     Successors and Assigns                                        36
        9.7     Governing Law; Submission to Jurisdiction                     37
        9.8     Waiver of Jury Trial                                          37
        9.9     Subsequent Documentation                                      37
        9.10    Counterparts                                                  37
        9.11    Interpretation                                                37

Exhibit A - Certain Definitions
Exhibit B - Articles of Amendment to Dauphin Articles of Incorporation Exhibit C - GeoVax Shareholder Transmittal Document
Schedule 1.3(b) - GeoVax Convertible Securities
Schedule 1.7(b) - Dauphin Post-Merger Officers and Directors
Schedule 1.1 - Dauphin Securities and Convertible Securities
Disclosure Schedule GeoVax
Disclosure Schedule Dauphin

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER is dated January 20, 2006, by and among Dauphin Technology, Inc., an Illinois corporation ("Dauphin"), GeoVax Acquisition Corp., a Georgia corporation and wholly-owned subsidiary of Dauphin ("Merger Subsidiary"), and GeoVax, Inc., a Georgia corporation ("GeoVax").

                                    RECITALS

         The Boards of Directors for GeoVax, Dauphin and Merger Subsidiary, have approved the merger of the Merger Subsidiary with and into GeoVax (the "Merger") upon the terms and subject to the conditions set forth herein.

         As a result of the Merger, GeoVax will be a wholly-owned subsidiary of Dauphin, and the shareholders of GeoVax will, in the aggregate, own a majority of the outstanding shares of Dauphin common stock immediately following the Effective Time of the Merger.

         For federal income tax purposes, it is intended that the Merger will qualify as a reorganization within the meaning of Sections 368(a)(1)(A) and
(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code").

         The parties desire to make certain representations, warranties, and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

         Certain terms used in this Agreement are defined and attached in Exhibit "A."

                                   AGREEMENT :

         NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                        THE MERGER; CONVERSION OF SHARES

         1.1 The Merger . Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.2), the Merger Subsidiary will be merged with and into GeoVax in accordance with the provisions of the Code of Georgia Annotated (the "Georgia Act"), whereupon the separate corporate existence of the Merger Subsidiary will cease, and GeoVax will continue as the surviving corporation (the "Surviving Corporation"). From and after the Effective Time, the Surviving Corporation will possess all the rights, privileges, powers, and franchises and be subject to all the restrictions, disabilities, and duties of GeoVax and Merger Subsidiary, all as more fully described in the Georgia Act.

         1.2 Effective Time . As soon as practicable after each of the conditions set forth in Sections 6.1 and 6.2 have been satisfied or waived, GeoVax and Merger Subsidiary will file, or cause to be filed, with the Secretary of State of the State of Georgia, Articles of Merger for the Merger, in the form required by, and executed in accordance with, the applicable provisions of the Georgia Act. The Merger will become effective at the time of the filing or, if agreed to by Dauphin and GeoVax, such later time or date set forth in the Articles of Merger (the "Effective Time").

         1.3 Conversion of Interests . Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger, and without any action on the part of GeoVax and/or the Merger Subsidiary:

              (a) All of the shares of GeoVax Common Stock ("GeoVax Common Stock") and all of the shares of GeoVax preferred stock ("GeoVax Preferred Stock") issued and outstanding immediately prior to the Effective Time (except for GeoVax Common Stock and GeoVax Preferred Stock owned by dissenting shareholders of GeoVax) will be converted into the right to receive an aggregate of 490,332,879 shares common stock of Dauphin, par value $.001 per share ("Dauphin Shares"). The Dauphin Shares into which shares of GeoVax Common Stock and GeoVax Preferred Stock are converted as a result of the Merger are referred to herein as the "Merger Consideration". As a result of the Merger, each share of GeoVax Common Stock will be converted into the right to receive 29.2832 Dauphin Shares and each share of GeoVax Preferred Stock will be converted into the right to receive 29.2832 Dauphin Shares.

              (b) All stock options, warrants, convertible debt, other convertible securities, or other rights to acquire shares of GeoVax (collectively the "GeoVax Convertible Securities") outstanding at the Effective Time, whether or not exercisable and whether or not vested (all of which are listed on Schedule1.3(b) hereto), shall remain outstanding following the Effective Time but shall be assumed by Dauphin. GeoVax Convertible Securities shall continue to have, and be subject to, the same terms and conditions as set forth in the underlying Convertible Securities documents, but will be convertible into Dauphin Shares as described on Schedule 1.3(b). At the time of Closing, the number of GeoVax Convertible Securities shall not exceed 1,355,000.

              (c) At the Effective Time, one hundred (100) shares of GeoVax Common Stock shall be issued to Dauphin.

              (d) Each share of Merger Subsidiary common stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Time, will be canceled as of the Effective Time.

         1.4 Exchange of GeoVax Stock .

              (a) At the Closing, GeoVax will arrange for each holder of record ("GeoVax Shareholder") of GeoVax Common Stock and GeoVax Preferred Stock outstanding immediately prior to the Effective Time to deliver to Dauphin appropriate evidence of such GeoVax Shareholder's shares ("GeoVax Certificates"), together with an appropriate assignment signed by the GeoVax Shareholder, in exchange for the number of whole Dauphin Shares into which such GeoVax Shares have been converted as provided in
         Section 1.3(a), and the surrendered GeoVax Certificate(s) will be canceled.

              (b) All Dauphin Shares issued upon the surrender and exchange of shares of GeoVax Common Stock and GeoVax Preferred Stock in accordance with the terms of this Agreement will be deemed to have been issued in full satisfaction of all rights pertaining to such GeoVax Stock.

              (c) As of the Effective Time, the holders of shares of GeoVax Common Stock and GeoVax Preferred Stock will cease to have any rights as shareholders of GeoVax, except for those rights, if any, that they may have pursuant to the Georgia Act. Except as provided in Section 1.8 of this Agreement, until such GeoVax Certificates are surrendered for exchange, each GeoVax Certificate will, after the Effective Time, represent for all purposes only the right to receive certificates representing the number of whole Dauphin Shares into which GeoVax Common Stock shall have been converted pursuant to the Merger as provided in Section 1.3(a).

              (d) No fractional Dauphin Shares will be issued in the Merger. Any fractional share otherwise required as Merger Consideration will be rounded up to the nearest whole share.

              (e) Immediately prior to Closing, Dauphin will have no more than 243,000,000 shares of Dauphin common stock outstanding. Immediately prior to the Closing Dauphin will have no more than 12,000,000 Dauphin Convertible Securities issued and outstanding. Immediately after the Closing, there will be approximately 733,332,879 shares of Dauphin Stock issued and outstanding, not including any shares issuable in connection with the GeoVax's Convertible Securities or the Dauphin Convertible Securities.

         1.5 Articles of Incorporation of the Surviving Corporation . The Articles of Incorporation of GeoVax in effect immediately prior to the Effective Time will be the Articles of Incorporation of the Surviving Corporation.

         1.6 Bylaws of the Surviving Corporation . The bylaws of GeoVax in effect immediately prior to the Effective Time will be the bylaws of the Surviving Corporation, until such time as they are amended in accordance with applicable law.

         1.7 Directors and Officers of the Surviving Corporation and Dauphin.

              (a) Directors and Officers of the Surviving Corporation . The directors and officers of GeoVax, as of the Effective Time, shall continue as the directors of the Surviving Corporation.

              (b) Directors of the Dauphin . At the Effective Time, the current officers and directors of the Dauphin shall resign and those persons listed on Schedule 1.7 (b) shall be appointed as officers and directors of Dauphin.

         1.8 Dissenting Interests . As a condition to Closing, there shall be no dissenting GeoVax Shareholders under the Georgia Act.

         1.9 Amendments to Dauphin's Articles of Incorporation . Prior to the Effective Time, Dauphin shall amend its Articles of Incorporation to change its name to GeoVax Labs, Inc., and to increase its authorized capital stock from 100,000,000 to 850,000,000 shares pursuant to all applicable Legal Requirements. The Articles of Amendment to be filed pursuant to this Section 1.9 shall be substantially in the form of Exhibit B attached hereto.

         1.10 Dauphin Securities and Dauphin  Convertible  Securities . Schedule
1.10 attached hereto describes all Dauphin securities, debts and other interests that are to be converted into Dauphin Common Stock prior to or at the Closing.
Schedule 1.10 also describes all Dauphin stock purchase warrants (the "Dauphin Convertible Securities") that will not be converted prior to Closing but that will remain issued and outstanding according to their current terms and conditions. In addition to any shares of Dauphin Common Stock to be issued prior to closing as described in Schedule 1.10, Dauphin may also issue up to 23,000,000 shares or rights to acquire shares of Dauphin Common Stock prior to Closing in consideration of consulting agreements or other agreements to provide services to Dauphin either prior to or after the Closing.

         Notwithstanding anything else contained herein to the contrary, at the time of Closing, exclusive of any Dauphin securities to be issued in the Merger, the number of shares of Dauphin Common Stock shall not exceed 243,000,000 and the number of Dauphin Convertible Securities shall not exceed 12,000,000.

                                   ARTICLE II
                                     CLOSING

         2.1 Closing Date and Place . Subject to the satisfaction of the conditions herein described, the closing of the Merger (the "Closing") shall take place on such date as the Parties may mutually agree following the satisfaction (or waiver) of the conditions to Closing set forth in Article VI at the offices of Rieck & Crotty at 55 West Monroe Street, Suite 3390, Chicago, Illinois 60603.

                                   ARTICLE III
                             PRE-CLOSING OBLIGATIONS

         3.1 Obligations of the Parties . The Parties shall apply for and diligently prosecute all applications for, and shall use commercially reasonable efforts promptly to obtain, such Consents, authorizations, and approvals from such Persons as shall be necessary to permit the consummation of the Merger, and shall use commercially reasonable best efforts to bring about the satisfaction as soon as practicable of all the conditions contained in Article VI and to effect the consummation of the Merger.

         3.2 Conduct of Business Prior to Closing . From the date of this Agreement and until the Closing, except as contemplated by this Agreement or as otherwise consented to by the Parties in writing, such consent not to be unreasonably withheld, conditioned or delayed, each of Dauphin and GeoVax agrees to:

              (a) Carry on its business only in the Ordinary Course of Business and use commercially reasonable efforts to preserve intact its present business organization, keep available the services of its executive officers and key employees and preserve its relationships with customers, clients, service providers and others having material business dealings with it;

              (b) Timely file all Tax Returns and timely withhold and pay all Taxes;

              (c)   Maintain   in  full  force  and   effect  all   Governmental
         Authorizations reasonably required for the operation of its business as presently conducted;

              (d) Comply with all obligations contained in this Agreement;

              (e) Comply in all material respects with all Legal Requirements and Governmental Authorizations applicable to them;

              (f) Except as contemplated herein, not amend its articles of incorporation or bylaws;

              (g) Except as contemplated herein, not merge or consolidate with, or agree to merge or consolidate with, or purchase substantially all of the assets of, or otherwise acquire any business of, or enter into any joint venture or partnership with, any Person;

              (h) Not take any action or omit to take any action that would result in a Breach of any of the representations and warranties set forth in this Agreement at, or prior to, the Closing;

                     (i) Except as contemplated in Section 1.10, not issue, reissue, sell, deliver, pledge, authorize, or propose the issuance, reissuance, sale, delivery or pledge of shares of capital stock of any class, or securities convertible into capital stock of any class, or any rights, warrants or options to acquire any convertible securities or capital stock;

                     (j) Not adjust, split, combine, subdivide, reclassify or redeem, purchase or otherwise acquire, or propose to redeem or purchase or otherwise acquire, any shares of its capital stock, or any of its other securities;

                     (k) Not declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, redeem or otherwise acquire any shares of its capital stock or other securities, alter any term of any of its outstanding securities;

                     (l) (i) except as required under any employment agreement, not increase in any manner the compensation of any of its directors, officers, or other employees; (ii) not pay, or agree to pay, any pension, retirement allowance or other employee benefit not required or permitted by any existing plan, agreement or arrangement to any such director, officer or employee, whether past or present; or (iii) not commit itself to any additional pension, profit-sharing, bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other employee benefit plan, agreement or arrangement, or to any employment agreement or consulting agreement (arising out of prior employment ) with or for the benefit of any person, or, except to the extent required to comply with applicable law, amend any of such plans or any of such agreements in existence on the date of this Agreement;

                     (m) Not terminate, enter into or amend in any material respect any contract, agreement, lease, license or commitment, or take any action, or omit to take any action this will cause a breach, violation or default (however defined) under any contract, except in the ordinary course of business and consistent with past practice;

                     (n)  Not  permit   any  of  its   current   insurance   (or
         reinsurance) policies to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies providing coverage equal to or greater than coverage remaining under those cancelled, terminated or lapsed policies are in full force and effect;

                     (o) Not enter into other material agreements, commitments or contracts not in the ordinary course of business or in excess of current requirements;

                     (p) Not maintain its books of account and records in other than its usual, regular and ordinary manner, consistent with its past practice; and

                     (1) Promptly advise the other Party, in writing, of any fact, condition, occurrence or change known to the Party that reasonably could be expected to have, individually or in the aggregate, a Material Adverse Effect on such Party, as the case may be, or cause a Breach of this Article III or require an amendment to a Party's Disclosure Schedule.

         3.3 Access; Cooperation . Each Party shall provide the other Party and its Representatives the right, upon reasonable notice and during normal business hours, permission to enter into its offices to inspect its records and business operations and to consult with its management, executives and legal and accounting advisors and, subject to mutually agreed upon timing and procedures, to consult with any personnel that report to any of the management or executives of such Party to complete the other Party's due diligence investigation. Each Party shall cooperate with the other Party and its Representatives and, generally, do all other acts and things in good faith as may be reasonable to timely effectuate the purposes of this Agreement and the consummation of the transactions contemplated herein.

         3.4 Notice Regarding Dissenters' Rights Actions . GeoVax shall give Dauphin prompt notice of any written shareholder demand received by it prior to the Closing Date, under which GeoVax will be required to purchase shares of capital stock pursuant to the dissenting rights provisions of the Georgia Act.

         3.5 No Negotiation . During the period after the execution of this Agreement and prior to Closing, neither Party shall, directly or indirectly:

              (a) solicit or encourage the initiation of any inquiry, proposal, or offer from any Person relating to a possible transaction similar to the transactions contemplated in this Agreement;

              (b) participate in any negotiations or discussions, or enter into any agreement with, or provide, any non-public information to, any Person relating to or in connection with any such transaction; or

              (c) consider, entertain, or accept any proposal or offer from any Person relating to any such possible transaction.

         Each Party shall promptly notify the other Party in writing of any material inquiry, proposal, or offer relating to any such transaction that is received during the period specified at the beginning of Section 3.5.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIE S OF GEOVAX

         Subject to the exceptions set forth in GeoVax's Disclosure Schedule, attached as Schedule IV, GeoVax represents and warrants to Dauphin as follows:


         4.1 Due Organization; No Subsidiaries . GeoVax is a corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia. GeoVax is not required to be qualified, authorized, registered, or licensed to do business as a foreign corporation in any jurisdiction other than the jurisdictions in which it is so licensed, qualified, or registered, or where the failure to be so licensed, qualified or registered would have a Material Adverse Effect on its business and operations. GeoVax does not have any subsidiaries, and does not own, beneficially or otherwise, any shares or other securities of, or any direct or indirect interest of any nature in, any other Entity.

         4.2 Books and Records . The books and records of GeoVax delivered to Dauphin prior to the Closing fully and fairly reflect the transactions to which GeoVax is a party or by which its assets are bound.

         4.3 Capitalization . The authorized capital stock of GeoVax consists of
(i) 50,000,000 shares of common stock, no par value, of which 10,756,983 shares are issued and outstanding, and (ii) 20,000,000 shares of preferred stock, no par value, of which 5,987,520 shares are issued and outstanding. All of the issued and outstanding shares of GeoVax preferred stock have been designated as Series A Preferred Stock. All of the issued and outstanding shares of GeoVax capital stock are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. At the Effective Time, all of the issued and outstanding shares of GeoVax Common Stock and GeoVax Preferred Stock will be converted into the right to receive the Merger Consideration. There are no voting trusts or any other agreements or understandings with respect to the voting of GeoVax's capital stock.

         4.4 Financial Statements .

              (a) GeoVax has provided Dauphin with a copy of the audited balance sheet of GeoVax as of December 31, 2003 and December 31, 2004, and the related statement of operations, stockholders' deficiency, and cash flows for the two years then ended, and for the period from inception (June 27, 2001) to December 31, 2004, together with the unqualified report thereon (except with respect to its continuation as a going concern) of Tripp, Chafin & Causey, LLC ("TCC"), independent auditors (collectively, "GeoVax's Audited Financials").

              (b) Included in GeoVax's Audited Financials are the unaudited balance sheets of GeoVax as of September 30, 2005, and the related statement of operations, stockholders' deficiency and cash flows for the nine months then ended, as reviewed by TCC ("GeoVax's Interim Financials").

              (c) GeoVax's Audited Financials, and GeoVax's Interim Financials, (collectively "GeoVax's Financial Statements") are (i) in accordance with the books and records of GeoVax, (ii) correct and complete in all material respects,
(iii) fairly present the financial position and results of operations of GeoVax as of the dates indicated, and (iv) prepared in accordance with U.S. GAAP
(except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on GeoVax, its business, financial condition, or the results of operations).

         4.5 Absence of Changes . Except (i) as set forth in Part 4.5 of the Disclosure Schedule, since September 30, 2005; and (ii) in furtherance of the Merger.

              (a) there has not been any adverse change to GeoVax, and no event has occurred that would reasonably be expected to have a Material Adverse Effect on GeoVax;

              (b) there has not been any loss, damage, or destruction to, or any interruption in the use of, any of the assets of GeoVax (whether or not covered by insurance) that would be expected to have a Material Adverse Effect on GeoVax;

              (c) GeoVax has not purchased or otherwise acquired any asset from any other Person, except for Contracts entered into, and assets acquired, by GeoVax in the Ordinary Course of Business;

              (e) GeoVax has made no capital expenditures outside of the Ordinary Course of Business;

              (f) GeoVax has not sold or otherwise transferred, or leased or licensed, any asset to any other Person except in the Ordinary Course of Business;

              (g) GeoVax has not written off as uncollectible, or established any extraordinary reserve with respect to, any account receivable or other indebtedness;

              (h) GeoVax has not made any loan or advance to any other Person;

              (i) GeoVax has not (i) established or adopted any Employee Benefit Plan, or (ii) paid any bonus or made any profit-sharing or similar payment to, or increased the amount of the wages, salary, commissions, fees, fringe benefits or other compensation or remuneration payable to, any of its directors, officers, members, employees, or independent contractors;

              (j) no Contract by which GeoVax (or any of the assets owned or used by GeoVax) is or was bound, or under which GeoVax has or had any rights or interests, has been amended or terminated;

              (k) GeoVax has not incurred, assumed, or otherwise become subject to any Liability, other than accounts payable incurred by GeoVax in bona fide transactions entered into in the Ordinary Course of Business;

              (l) GeoVax has not discharged any Encumbrance or discharged or paid any indebtedness or other Liability, except for accounts payable paid in bona fide transactions in the Ordinary Course of Business;

              (m) GeoVax has not forgiven any debt or otherwise released or waived any right or claim;

              (n) GeoVax has not changed any of its methods of accounting or accounting practices in any respect;

              (o) GeoVax has not entered into any transaction or taken any other action outside the Ordinary Course of Business;

              (p) GeoVax has not agreed, committed, or offered (in writing or otherwise) to take any of the actions referred to in the clauses above.

         4.6 Title to Assets . GeoVax owns, and has good and valid title to, all assets it purports to own, including all assets reflected on GeoVax Interim Financials; all assets acquired by GeoVax since September 30, 2005; all rights of GeoVax under the GeoVax Contracts; and all other assets reflected in the books and records of GeoVax as being owned by GeoVax. Except as set forth in
Part 4.6 of the Disclosure Schedule, all of its assets are owned by GeoVax free and clear of any Encumbrances.

         4.7 Receivables . GeoVax's Interim Financials provide an accurate summary of all accounts receivable, notes receivable, and other receivables of GeoVax as of September 30, 2005. All existing GeoVax accounts receivable represent valid obligations of GeoVax customers arising from bona fide transactions entered into in the Ordinary Course of Business.

         4.8  Equipment  .  Part  4.8  of  the  Disclosure  Schedule  accurately identifies all equipment, materials, prototypes, tools, supplies, vehicles, furniture, fixtures, improvements, and other tangible assets owned by GeoVax.
Part 4.8 of the Disclosure Schedule also accurately identifies all tangible assets leased to GeoVax. Each asset identified or required to be identified in
Part 4.8 of the Disclosure Schedule (i) is structurally sound, free of defects and deficiencies and in good condition and repair (ordinary wear and tear excepted); (ii) complies in all material respects with, and is being operated and otherwise used in material compliance with, all applicable Legal Requirements; and (iii) is adequate and appropriate for the uses to which it is being put. The assets identified in Part 4.8 of the Disclosure Schedule are adequate for the conduct of the business of GeoVax in the manner in which such business is currently being conducted.

         4.9 Real Property . GeoVax owns no real property or any interest in real property, except for the leaseholds created under the real property leases identified in Part 4.9 of the Disclosure Schedule.

         4.10 Proprietary Assets .

              (a) Part  4.10(a)  of the  Disclosure  Schedule  sets  forth  each
Proprietary  Asset  owned  by  GeoVax,   including,  but  not  limited  to,  any
Proprietary Asset registered with any Governmental Body or for which an application has been filed with any Governmental Body.

              (b) GeoVax's use of any Proprietary Asset in the Ordinary Course of Business does not materially violate, conflict with, or infringe on the rights of any other Person in a manner that would have a Material Adverse Effect on this Agreement.

              (c) GeoVax is the owner of all right, title and interest, or has otherwise obtained sufficient rights, in and to each of its Proprietary Assets necessary for GeoVax to use such Proprietary Assets in the Ordinary Course of Business, free and clear of Encumbrances and other adverse claims.

              (d) To the knowledge of GeoVax, no GeoVax employee has entered into any Contract that restricts or limits in any way the scope or type of work in which the employee may be engaged, or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than GeoVax.

           4.11   Contracts .

              (a) Part 4.11 of the Disclosure Schedule identifies each GeoVax Contract, except for any GeoVax Immaterial Contract (the "GeoVax Contracts"). GeoVax has delivered or made available to Dauphin accurate and complete copies of all GeoVax Contracts identified in Part 4.11 of the Disclosure Schedule, including all material contract amendments. Each GeoVax Contract is valid and in full force and effect.

              (b) Except as set forth in Part 4.11 of the  Disclosure  Schedule:
(i) to the best knowledge of GeoVax, no Person has violated or breached, or declared or committed any default under, any GeoVax Contract; (ii) to the best knowledge of GeoVax, no event has occurred, and no circumstance or condition exists, that might (with or without notice or lapse of time) (A) result in a violation or breach of any of the provisions of any GeoVax Contract, (B) give any Person the right to declare a default or exercise any remedy under any GeoVax Contract, (C) give any Person the right to accelerate the maturity or performance of any GeoVax Contract, or (D) give any Person the right to cancel, terminate, or modify any GeoVax Contract; (iii) GeoVax has not received any notice or other communication (in writing or otherwise) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any GeoVax Contract; and (iv) GeoVax has not waived any right under any GeoVax Contract.

              (c) The performance of GeoVax Contracts will not result in any violation of or failure to comply with any Legal Requirement.

              (d) GeoVax Contracts identified in Part 4.11 of the Disclosure Schedule (together with GeoVax Immaterial Contracts) collectively constitute all of the Contracts necessary to enable GeoVax to conduct its business in the manner that it currently conducts its business.

           4.12   Liabilities

              (a) Except as may be set forth in Part 4.12 of the Disclosure Schedule, GeoVax has no Liabilities, except for (i) liabilities identified as such in the GeoVax Interim Financials; (ii) accounts payable incurred by GeoVax in bona fide transactions entered into in the Ordinary Course of Business since September 30, 2005; and (iii) obligations under the Contracts listed in Part
4.11 of the Disclosure Schedule, to the extent that the existence of such obligations is ascertainable solely by reference to the GeoVax Contracts.

              (b) Part 4.12 of the Disclosure Schedule (i) provides an accurate and complete breakdown and aging of GeoVax accounts payable as of September 30, 2005, and (ii) provides an accurate and complete breakdown of all notes payable, and other indebtedness of GeoVax, as of the date of this Agreement.

              (c) GeoVax has not, at any time, (i) made a general assignment for the benefit of creditors, (ii) filed, or had filed against it, any bankruptcy petition or similar filing, (iii) suffered the attachment or other judicial seizure of all or a substantial portion of its assets, (iv) admitted in writing its inability to pay its debts as they become due, (v) been convicted of, or pleaded guilty or no contest to, any felony, or (vi) taken or been the subject of any action that may have an adverse effect on its ability to comply with or perform any of its covenants or obligations contemplated under this Agreement.

         4.13 Compliance  with Legal  Requirements . Except as set forth in Part
4.13 of the Disclosure Schedule: (a) GeoVax is in material compliance with each Legal Requirement that is applicable to it or to the conduct of its business or the ownership or use of any of its assets; (b) to the best of its knowledge, GeoVax has at all times been in material compliance with each Legal Requirement that is or was applicable to it, or to the conduct of its business, or the ownership or use of any of its assets; (c) no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) constitute or result directly or indirectly in a material violation by GeoVax of, or a failure on the part of GeoVax to comply with, any Legal Requirement; and (d) GeoVax has not received, at any time, any notice or other communication (in writing or otherwise) from any Governmental Body or any other Person regarding (i) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement, or (ii) any actual, alleged, possible, or potential obligation on the part of GeoVax to undertake, or to bear all or any portion of the cost of, any cleanup or any remedial, corrective or response action of any nature.

         4.14 Government Authorizations . Part 4.14 of the Disclosure Schedule identifies: (a) each material Governmental Authorization that is held by GeoVax; and (b) each other material Governmental Authorization that, to the knowledge of GeoVax, is held by any employee of GeoVax and relates to, or is useful in connection with, GeoVax's business. Each material Governmental Authorization identified or required to be identified in Part 4.14 of the Disclosure Schedule is valid and in full force and effect.

         Except as set forth in Part 4.14 of the Disclosure Schedule: (i) GeoVax is, and has at all times been, in material compliance with all of the terms and requirements of each material Governmental Authorization identified or required to be identified in Part 4.14 of the Disclosure Schedule; (ii) no event has occurred, and no condition or circumstance exists, that would reasonably be expected to (with or without notice or lapse of time) (A) constitute or result directly or indirectly in a material violation any material Governmental Authorization identified, or required to be identified, in Part 4.14 of the Disclosure Schedule, or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, termination, or modification of any material Governmental Authorization identified, or required to be identified, in
Part 4.14 of the Disclosure Schedule; (iii) GeoVax has never received any notice or other communication (in writing or otherwise) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any material Governmental Authorization, or (B) any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termination, or modification of any material Governmental Authorization.

         The Governmental Authorizations identified in Part 4.14 of the Disclosure Schedule constitute all of the material Governmental Authorizations necessary (i) to enable GeoVax to conduct its business in the manner in which it currently conducts such business, and (ii) to permit GeoVax to own and use its assets in the manner in which they are currently owned and used.

         4.15 Tax Matters .

              (a) Each Tax Return required to be filed by GeoVax has been duly filed with the appropriate Governmental Body. To the best Knowledge of GeoVax, each Tax that GeoVax was required to have paid, or that was claimed by any Governmental Body to be payable by GeoVax, has been duly paid in full. Any Tax required to have been withheld or collected by GeoVax has been duly withheld and collected; and (to the extent required) each such Tax has been paid to the appropriate Governmental Body.

              (b) There has been no examination or audit of any Tax Return of GeoVax that has been conducted since December 31, 1999.

              (c) No claim or other Proceeding is pending or has been threatened against GeoVax in respect to any Tax. There are no unsatisfied Liabilities for Taxes (including liabilities for interest, additions to tax, and penalties thereon, or related expenses) with respect to any notice of deficiency or similar document received by GeoVax.

           4.16   Employee and Labor Matters .

              (a) Part 4.16 of the Disclosure Schedule sets forth the employees of GeoVax.

              (b) Except as set forth in Part 4.16 of the Disclosure Schedule, GeoVax is not a party to or bound by, and has never been a party to or bound by, any employment contract or any union contract, collective bargaining agreement, or similar Contract.

              (c) Except as set forth in Part 4.16 of the Disclosure Schedule, the employment of the employees of GeoVax is terminable by GeoVax at will and no employee is entitled to severance pay or other benefits following termination or resignation, except as otherwise provided by law.

              (d) To the knowledge of GeoVax (i) no employee of GeoVax intends to terminate his employment (including, by reason of the consummation of the transactions contemplated herein, Dauphin's assumption of the employment arrangements GeoVax holds with its employees prior to Closing in connection with Dauphin's assumption of GeoVax's Contract obligation and rights; and (ii) no employee of GeoVax is a party to, or is bound by, any confidentiality agreement, noncompetition agreement, or other Contract (with any Person) that may have an adverse effect on the employee's performance of any of his duties or responsibilities as an employee of GeoVax upon and after the consummation of the transactions contemplated in this Agreement.

           4.17   Benefit Plans; ERISA .

              (a) Part 4.17 of the Disclosure Schedule identifies each of GeoVax's Employee Benefit Plans. Except as set forth in Part 4.17 of the Disclosure Schedule, GeoVax has never established, adopted, maintained, sponsored, contributed to, participated in, or incurred any Liability with respect to any Employee Benefit Plan. GeoVax has never provided or made available any fringe benefit, or other benefit of any nature, to any of its employees. Each contribution or other payment that is required to have been accrued or made under or with respect to any Plan has been duly accrued and made on a timely basis.

              (b) No Plan (i) provides or provided any benefit guaranteed by the Pension Benefit Guaranty Corporation; (ii) is or was a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA; or (iii) is or was subject to the minimum funding standards of Section 412 of the Code or Section 302 of ERISA. There is no Person that (by reason of common control or otherwise) is, or has at any time been, treated together with GeoVax as a single employer within the meaning of Section 414 of the Code.

           4.18   Environmental Matters .

              (a) GeoVax is not liable, or to the best knowledge of GeoVax, potentially liable, for any response cost or natural resource damages under
Section 107(a) of CERCLA, or under any of the other so-called "superfund" or "superlien" laws or similar Legal Requirements, at or with respect to any site.

              (b) GeoVax has never  received  any notice or other  communication
(in writing or otherwise) from any Governmental Body or other Person regarding any actual, alleged, possible, or potential Liability arising from, or relating to, the presence, generation, manufacture, production, transportation, importation, use, treatment, refinement, processing, handling, storage, discharge, release, emission, or disposal of any Hazardous Material. No Person has ever commenced, or to the best knowledge of GeoVax threatened to commence, any contribution action or other Proceeding against GeoVax in connection with any such actual, alleged, possible, or potential Liability; and no event has occurred, and to the best knowledge of GeoVax, no condition or circumstance exists, that may directly or indirectly give rise to, or result in GeoVax becoming subject to, any such Liability.

              (c) Except as set forth in Part 4.18 of the Disclosure Schedule, GeoVax has never generated, manufactured, produced, transported, imported, used, treated, refined, processed, handled, stored, discharged, released, or disposed of any Hazardous Material (whether lawfully or unlawfully). Except as set forth in Part 4.18 of the Disclosure Schedule, GeoVax has never permitted (knowingly or otherwise) any Hazardous Material to be generated, manufactured, produced, used, treated, refined, processed, handled, stored, discharged, released, or disposed of (whether lawfully or unlawfully) (i) on or beneath the surface of any real property that is, or that has at any time been, owned by, leased to, controlled by or used by GeoVax, (ii) in or into any surface water, groundwater, soil or air associated with or adjacent to any such real property; or (iii) in or into any well, pit, pond, lagoon, impoundment, ditch, landfill, building, structure, facility, improvement, installation, equipment, pipe, pipeline, vehicle, or storage container that is or was located on or beneath the surface of any such real property, or that is or has at any time been owned by, leased to, controlled by, or used by GeoVax.

           4.19   Insurance .

              (a) Part 4.19 of the Disclosure Schedule accurately sets forth, with respect to each insurance policy maintained by or at the expense of, or for the direct or indirect benefit of, GeoVax, the name of the insurance carrier that issued the policy and the policy number. Each of the policies identified in
Part 4.19 of the Disclosure Schedule is valid, enforceable, and in full force and effect. All of the information contained in the applications submitted in connection with these policies was (at the times said applications were submitted) accurate and complete, and all premiums and other amounts owing with respect to said policies have been paid in full on a timely basis.

              (b) To the knowledge of GeoVax, no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) directly or indirectly give rise, to or serve as a basis for, any insurance claim. GeoVax has not received: (i) any notice or other communication (in writing or otherwise) regarding the actual or possible cancellation or invalidation of any of the policies identified in Part 4.19 of the Disclosure Schedule or regarding any actual or possible adjustment in the amount of the premiums payable with respect to any of said policies; (ii) any notice or other communication (in writing or otherwise) regarding any actual or possible refusal of coverage under, or any actual or possible rejection of any claim under, any of the policies identified in Part 4.19 of the Disclosure Schedule; or (iii) any indication that the issuer of any of the policies identified in Part 4.19 of the Disclosure Schedule may be unwilling or unable to perform any of its obligations thereunder.

         4.20 Related Party Transactions . Except as set forth in Part 4.20 of the Disclosure Schedule (a) no Related Party has any direct or indirect interest of any nature in any of the assets of GeoVax; (b) no Related Party is, or has been at any time since December 31, 2002, indebted to GeoVax; (c) since December 31, 2002, no Related Party has entered into, or has had any direct or indirect financial interest in, any GeoVax Contract, transaction, or business dealing of any nature involving GeoVax; (d) no Related Party is competing, or has at any time since December 31, 2002, competed, directly or indirectly, with GeoVax.

         4.21 Certain Payments, Etc . Neither GeoVax nor any officer, employee, agent or other Person associated with or acting for or on behalf of GeoVax has, at any time, directly or indirectly: (a) used any entity funds (i) to make any unlawful political contribution or gift, or for any other unlawful purpose related to any political activity, (ii) to make any unlawful payment to any governmental official or employee, or (iii) to establish or maintain any unlawful or unrecorded fund or account of any nature; (b) made any false or fictitious entry, or failed to make any entry that should have been made, in any of the books of account or other GeoVax records; (c) made any payoff, influence payment, bribe, rebate, kickback, or unlawful payment to any Person; (d) performed any favor or given any gift that was not deductible for federal income tax purposes; (e) made any payment (whether or not lawful) to any Person, or provided (whether lawfully or unlawfully) any favor or anything of value (whether in the form of property or services, or in any other form) to any Person, for the purpose of obtaining or paying for (i) favorable treatment in securing business, or (ii) any other special concession; or (f) agreed, committed, or offered (in writing or otherwise) to take any of the actions described in clauses "(a)" through "(e)" above.

         4.22 Proceedings; Orders . Except as set forth in Part 4.22 of the Disclosure Schedule, to the knowledge of GeoVax, there is no pending Proceeding, and no Person has threatened in writing to commence any Proceeding: (i) that involves GeoVax or that otherwise relates to or might affect the business of GeoVax or any assets of GeoVax material to its business operations (whether or not GeoVax is named as a party thereto); or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby. Except as set forth in Part 4.22 of the Disclosure Schedule, no event has occurred, and no claim, dispute, or other condition or circumstance exists, that might directly or indirectly give rise to, or serve as a basis for, the commencement of any such Proceeding. There is no Order to which GeoVax is subject; and no Related Party is subject to any Order that relates to GeoVax's business. To the knowledge of GeoVax, no GeoVax employee is subject to any Order that may prohibit that employee from engaging in, or continuing, any conduct, activity, or practice relating to the business of GeoVax.

         4.23 Authority; Binding Nature of Agreements . Subject to the approval of the GeoVax Shareholders under the Georgia Act, GeoVax has the right, power, and authority to enter into and to perform its obligations under this Agreement, to which it is or may become a party; and the execution, delivery, and performance of this Agreement by GeoVax have been duly authorized by all necessary action on the part of GeoVax. Subject to the approval of GeoVax Shareholders, this Agreement constitutes the legal, valid, and binding obligation of GeoVax, enforceable against GeoVax in accordance with its terms.

         4.24 Non-Contravention; Consents . Neither the execution, nor the delivery of this Agreement, nor the consummation or performance of the Merger, will directly or indirectly (with or without notice or lapse of time):

              (a) contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge the Merger or to exercise any remedy or obtain any relief under any Legal Requirement or any Order to which GeoVax is subject;

              (b) contravene, conflict with or result in a violation of any of the terms or requirements of any Governmental Authorization, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization;

              (c) contravene, conflict with, or result in a violation or breach of, or result in a default under, any provision of any Contract; or

              (d) give any Person the right to (i) declare a default or exercise any remedy under any GeoVax Contract, (ii) accelerate the maturity or performance of any GeoVax Contract, or (iii) cancel, terminate, or modify any GeoVax Contract.

         GeoVax is not required to make any filing with, or give any notice to, or to obtain any Consent from any Person, other than its board of directors and shareholders, in connection with the execution and delivery of this Agreement or the consummation or performance of the Merger.

         4.25 Brokers . GeoVax has not agreed to pay, nor has it taken any action that might result in any Person claiming to be entitled to receive, any brokerage commission, finder's fee, or similar commission or fee in connection with the Merger.

         4.26 Full Disclosure . To the knowledge of GeoVax, the representations and warranties contained in this Article IV do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements and the information contained in this Article IV is not misleading, except to the extent such omission would not reasonably be expected to result in a Material Adverse Effect.

         4.27 Restricted Securities . GeoVax understands that the Dauphin Shares will constitute "restricted securities" under the federal securities laws inasmuch as they are being acquired from Dauphin in a transaction not involving a public offering and, under such laws and applicable regulations, may not be resold without registration under, or the availability of an exemption from, the registration requirements of the Securities Act of 1933 and similar state securities laws. As a condition to the receipt of Dauphin Shares in the Merger, each GeoVax Shareholder shall represent that it is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and each GeoVax Shareholder understands the resale limitations and the Securities Act of 1933 pursuant to the form of Exhibit C attached hereto.

                                    ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF DAUPHIN

         Subject to the exceptions set forth in Dauphin's Disclosure Schedule, as attached hereto as Schedule V, Dauphin represents and warrants to GeoVax as follows:

         5.1 Due Organization; Subsidiaries, Etc . Dauphin is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois and Dauphin's only subsidiary is GeoVax Acquisition Corp., a Georgia corporation which is duly organized, validly existing, and in good standing under the laws of the State of Georgia (the "Dauphin Subsidiary"). Except for any requirements arising as a result of the closing of the Merger, neither Dauphin, nor the Dauphin Subsidiary is required to be qualified, authorized, registered, or licensed to do business as a foreign corporation in any jurisdiction other than the jurisdictions in which they are so licensed, qualified or registered, or where the failure to be so licensed, qualified or registered would not have a Material Adverse Effect.

         5.2 Books and Records . The books and records of Dauphin and the Dauphin Subsidiary delivered to GeoVax prior to the Closing fully and fairly reflect the transactions to which Dauphin and the Dauphin Subsidiary is a party or by which they or their assets are bound.

         5.3 Capitalization . Dauphin's authorized capital stock consists of (i) 100,000,000 shares of Common Stock, of which 99,552,339 shares are issued and outstanding, and (ii) 10,000,000 shares of Preferred Stock, of which 10,000,000 shares are designated as Series A, $0.01 Par Value, Preferred Stock, of which 10,000,000 shares are issued and outstanding (the "Dauphin Series A Preferred Stock"). All of the preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of the Dauphin Series A Preferred Stock are set forth in that certain "Exhibit A to Statement of Resolution Establishing Series" filed with the Secretary of State of Illinois on July 14, 2005. At or prior to the Closing, all shares of Dauphin Series A Preferred Stock shall have been duly converted to common stock or otherwise cancelled. At or prior to Closing, Dauphin shall amend its Articles of Incorporation to authorize 850,000,000 shares of its common stock subject to compliance with all applicable Legal Requirements.

              (a) At the Closing, Dauphin shall have no more than 243,000,000 issued and outstanding shares of common stock (including all shares of common stock issued upon conversion of the Dauphin Series A Preferred Stock and shares of common stock sold for cash to meet the condition set forth in Section 6.1(b) of this Agreement).

              (b) All issued and outstanding shares of Dauphin capital stock are duly authorized, validly issued, fully paid, non-assessable, and free of preemptive rights. When issued in the Merger, the Dauphin Shares will be duly authorized, validly issued, fully paid, non-assessable, and free of preemptive rights.

              (c) Except as set forth in Part 5.3(c) of the Disclosure Schedule, there are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights, or other agreements or commitments to which Dauphin is a party or which are binding upon Dauphin providing for the issuance or transfer by Dauphin of additional shares of Dauphin's capital stock and Dauphin has not reserved any shares of its capital stock for issuance, nor are there any outstanding stock option rights, phantom equity or similar rights, contracts, arrangements or commitments to issue capital stock of Dauphin. There are no voting trusts or any other agreements or understandings with respect to the voting of Dauphin's capital stock. There are no obligations of Dauphin to repurchase, redeem, or otherwise re-acquire any shares of its capital stock as of the Closing.

              (d) Except as disclosed in Part 5.3(d) of the Disclosure Schedule, no Person has any demand or piggyback registration rights with respect to any of Dauphin's capital stock, except for registration rights as may be granted to investors in the private placement described in Section 6.1(b) of this Agreement.

              5.4 SEC Reports . Dauphin has not filed with the United States Securities and Exchange Commission (the "SEC"), any Form 10-K or 10-KSB since the Form 10-K filed in April 2002 for the year ending December 31, 2001, any Form 10-Q or 10-QSB since the Form 10-Q filed in November 2002 for the nine months ending September 30, 2002. As a condition to the Closing of the Merger, Dauphin shall bring current all of its past due Form 10-K's and Form 10-Q's, or Form 10-KSB's and 10-QSB's, as the case may be, and shall file such documents with the SEC as may be required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, except to the extent the SEC grants a written waiver of any requirement prior to the Closing.

              Dauphin's Form 10-K's and 10-Q's, or Form 10-KSB's and 10Q-SB's, that have not yet been filed (the "Delinquent SEC Reports"), Dauphin's Form 10-KSB for the year ending December 31, 2005 (the "2005 10-K"), and the Information Statement on Schedule 14C that Dauphin will file with the SEC prior to the Closing in furtherance of the Merger (the "Information Statement"), will when filed comply in all material respects with the requirements of the Exchange Act, and the rules and regulations promulgated thereunder and none of the Delinquent SEC Reports, the 2005 10-K or the Information Statement shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Dauphin's Form 10-K's and 10-Q's that have been filed (the "Filed SEC Reports") comply in all material respects with the requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and none of the Filed SEC Reports contain an untrue statement of a material fact or omit a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding anything else contained herein to the contrary, Dauphin makes no representation or warranty as to any disclosure regarding GeoVax which was provided by GeoVax or its Representatives.

              Except as disclosed in part 5.4 of the Disclosure Schedule, the consolidated financial statements of Dauphin included in any of the Filed SEC Reports, the Delinquent SEC Reports, the 2005 10-K or the Information Statement comply or will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, and the statements have been or will have been prepared in accordance with generally accepted accounting principles in the United States (except, in the case of unaudited statements, as permitted by the applicable form under the Securities Act of 1933, as amended, and/or the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present or will present the financial position of Dauphin as of the dates thereof and its consolidated statements of operations, stockholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments that were not, and are not, expected to have a Material Adverse Effect on Dauphin).

              5.5 Financial Statements .

              (a) Included in the Filed SEC Reports , and, when filed, the Delinquent SEC Reports and the 2005 10-K, are Dauphin's audited consolidated balance sheets as of December 31, 2002, 2003, 2004 and 2005, and the related statement of operations, stockholders' equity, and cash flows for each of the years then ended, together with the unqualified report thereon (except with respect to continuation as a going concern) of Tanner, LC, independent auditors and/or any other auditor of Dauphin (collectively, "Dauphin's Audited Financials").

              (b) Included in the  Delinquent  SEC Reports will be the unaudited consolidated balance sheet of Dauphin as of September 30, 2005, and the related statement of operations, stockholders equity (deficit) and cash flows for the nine months then ended, as reviewed by Tanner, LC ("Dauphin's Interim Financials").

              (c) Dauphin's Audited Financials and Dauphin's Interim Financials (collectively "Dauphin's Financial Statements") are (i) in accordance with the books and records of Dauphin, (ii) correct and complete, (iii) fairly present the financial position and results of operations of Dauphin and each Subsidiary as of the dates indicated, and (iv) prepared in accordance with U.S. GAAP
(except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a Material Adverse Effect on Dauphin or the Dauphin Subsidiary.

              (d) The accounting discrepancy described in the November 18, 2005 letter from Tanner, LC to Grant Thornton regarding Dauphin's audited financial statements for the year ending December 31, 2001, and any proposed remedial action to correct such discrepancy, including, without limitation, the potential restatement of Dauphin's audited financial statements for the year ending December 31, 2001 and any related amendment to Dauphin's Form 10-K for such year, would not reasonably be expected to have a Material Adverse Effect on Dauphin.

         5.6 Absence of Changes . Except (i) as set forth in Part 5.6 of the Disclosure Schedule, since September 30, 2005; (ii) as permitted by Section 1.10 of this Agreement; or (iii) in furtherance of the Merger:

              (a) there has been no adverse change in, and no event has occurred that reasonably would be expected to have a Material Adverse Effect on, Dauphin or the Dauphin Subsidiary;

              (b) there has been no loss, damage or destruction to, or any interruption in the use of, any of the material assets of Dauphin or the Dauphin Subsidiary (whether or not covered by insurance);

              (c) neither Dauphin, nor the Dauphin Subsidiary has purchased or otherwise acquired any material assets from any other Person;

              (d) neither Dauphin, nor the Dauphin Subsidiary has leased or licensed any material asset from any other Person;

              (e) neither Dauphin, nor the Dauphin Subsidiary has made any capital expenditure;

              (f) neither Dauphin, nor the Dauphin Subsidiary has sold or otherwise transferred, or leased, or licensed any material asset to any other Person;

              (g) neither Dauphin, nor the Dauphin Subsidiary has written off as uncollectible, or established any extraordinary reserve with respect to, any account receivable or other indebtedness;

              (h) neither Dauphin, nor the Dauphin Subsidiary has made any loan or advance to any other Person;

              (i) neither Dauphin, nor the Dauphin Subsidiary has established or adopted any Employee Benefit Plan; or

              (j) no Contract by which Dauphin nor the Dauphin Subsidiary is or was bound, or under which Dauphin or the Dauphin Subsidiary has or had any rights or interest, has been amended or terminated;

              (k) neither Dauphin, nor the Dauphin Subsidiary has incurred, assumed or otherwise become subject to any Liability, other than accounts payable incurred by Dauphin in bona fide transactions entered into in the Ordinary Course of Business;

              (l) neither Dauphin, nor the Dauphin Subsidiary has forgiven any debt or otherwise released or waived any right or claim;

              (m) neither Dauphin, nor the Dauphin Subsidiary has changed its methods of accounting or accounting practices in any respect;

              (n) neither Dauphin, nor the Dauphin Subsidiary has entered into any transaction or taken any other action outside the Ordinary Course of Business;

              (o) Dauphin has not made any extraordinary distributions to any of its shareholders; and

              (p) neither Dauphin, nor the Dauphin Subsidiary has agreed, committed or offered (in writing or otherwise) to take any of the actions referred to in the clauses above.

         5.7 Title to Assets . Dauphin's asset consists, and at Closing will consist, primarily of cash. Dauphin owns, and has good and valid title to, all of the all assets purported to be owned by it, including all assets reflected on the Dauphin Interim Financials; all assets acquired by Dauphin since September 30, 2005; all rights of Dauphin under Dauphin's Contracts; and all other assets reflected in the books and records of Dauphin as being owned by Dauphin.

         5.8 Receivables . Dauphin has no receivables.

         5.9 Inventory . Dauphin has no inventory.

         5.10 Equipment . Dauphin has no equipment.

         5.11 Real Property . None of Dauphin's assets consists of any owned real property or any interest in real property, except for the leasehold created under the real property leases identified in Part 5.11 of the Disclosure Schedule.

         5.12 Proprietary Assets . Dauphin owns no Proprietary Assets.

         5.13 Contracts .

              (a) Part 5.13 of the Disclosure Schedule identifies and provides an accurate and complete description of each Dauphin Contract, except for any Immaterial Contracts (the "Dauphin Contracts"). Dauphin has delivered, or made available to GeoVax, accurate and complete copies of all Dauphin Contracts identified in Part 5.13 of the Disclosure Schedule, including all material contract amendments. Each Dauphin Contract is valid and in full force and effect.

              (b) Except as set forth in Part 5.13 of the  Disclosure  Schedule:
(i) to the best knowledge of Dauphin, no Person has violated or breached, or declared or committed any default under, any Dauphin Contract; (ii) to the best knowledge of Dauphin, no event has occurred, and no circumstance or condition exists, that might (with or without notice or lapse of time) (A) result in a violation or breach of any of the provisions of any Dauphin Contract, (B) give any Person the right to declare a default or exercise any remedy under any Dauphin Contract, (C) give any Person the right to accelerate the maturity or performance of any Dauphin Contract, or (D) give any Person the right to cancel, terminate, or modify any Dauphin Contract; (iii) Dauphin has not received any notice or other communication (in writing or otherwise) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Dauphin Contract; and (iv) Dauphin has not waived any right under any Dauphin Contract.

              (c) The performance of Dauphin Contracts will not result in any violation of, or failure to comply with, any Legal Requirement.

              (d) No Person is renegotiating, or has the right to renegotiate, any amount paid or payable to Dauphin under any Dauphin Contract or any other term or provision of any Dauphin Contract.

           5.14   Liabilities, Bankruptcy .

              (a) Except as may be set forth in Part 5.14 of the Disclosure Schedule, Dauphin has no Liabilities, except for (i) liabilities identified as such in the Dauphin Interim Financials; and (ii) obligations under the Contracts listed in Part 5.13 of the Disclosure Schedule, to the extent that the existence of such obligations is ascertainable solely by reference to Dauphin Contracts. At the Closing, Dauphin shall have no Liability or Encumbrance whatsoever.

              (b) Part 5.14 of the Disclosure Schedule (i) provides an accurate and complete breakdown and aging of Dauphin's accounts payable as of September 30, 2005, and (ii) provides an accurate and complete breakdown of all notes payable and other Dauphin indebtedness as of the date of this Agreement.

              (c) Except as set forth in the Filed SEC Reports and Delinquent SEC Reports or Part 5.14 of the Disclosure Schedule, neither Dauphin, nor the Dauphin Subsidiary has, at any time, (i) made a general assignment for the benefit of creditors, (ii) filed, or had filed against it, any bankruptcy petition or similar filing, (iii) suffered the attachment or other judicial seizure of all or a substantial portion of its assets, (iv) admitted in writing its inability to pay its debts as they become due, (v) been convicted of, or pleaded guilty or no contest to, any felony, or (vi) taken or been the subject of any action that may have an adverse effect on its ability to comply with or perform any of its covenants or obligations contemplated under this Agreement.

         5.15  Compliance  with  Legal  Requirements  .  Except  as set forth in
Section 5.4, the Filed SEC Reports,  or in Part 5.15 of the Disclosure  Schedule
(a) Dauphin and each Dauphin Subsidiary is in material compliance with each Legal Requirement that is applicable to it, or to the conduct of its business or the ownership or use of any of its assets; (b) to the best of its knowledge, each of Dauphin and the Dauphin Subsidiaries has at all times been in material compliance with each Legal Requirement that is or was applicable to it, or to the conduct of its business, or the ownership or use of any of its assets; (c) no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) constitute or result directly or indirectly in a material violation by Dauphin of, or a failure on the part of Dauphin to comply with, any Legal Requirement; and (d) Dauphin has not received, at any time, any notice or other communication (in writing or otherwise) from any Governmental Body, or any other Person, regarding (i) any actual, alleged, possible, or potential violation of, or failure to comply with, any Legal Requirement, or (ii) any actual, alleged, possible, or potential obligation on Dauphin's part to undertake, or to bear all or any portion of the cost of, any cleanup or any remedial, corrective, or response action of any nature.

         5.16 Government Authorizations . Except for its respective Articles of Incorporation, neither Dauphin, nor the Dauphin Subsidiary has any Governmental Authorization.

         5.17 Tax Matters .

              (a) Except as set forth in Part 5.17 of the Disclosure Schedule, each Tax Return required to be filed by Dauphin has been duly filed with the appropriate Governmental Body. To the best Knowledge of Dauphin, each Tax required to have been paid, or claimed by any Governmental Body to be payable, by Dauphin and the Dauphin Subsidiaries has been duly paid in full. Any Tax required to have been withheld or collected by Dauphin, or each Dauphin Subsidiary, has been duly withheld and collected; and (to the extent required) each such Tax has been paid to the appropriate Governmental Body.

              (b) There has been no examination or audit of any Dauphin Tax Return and or any Tax Return of a Dauphin Subsidiary that has been conducted since December 31, 1999.

              (c) There has been no claim or other Proceeding that is pending or has been threatened against, Dauphin or its Subsidiaries in respect to any Tax. There are no unsatisfied Liabilities for Taxes (including liabilities for interest, additions to taxes and penalties, or related expenses) with respect to any notice of deficiency or similar document received by Dauphin or the Dauphin Subsidiary.

         5.18. Employees . Except as described in Part 5.18 o f the Disclosure Schedule, n either Dauphin, nor the Dauphin Subsidiary, has any employees. Except as described in Part 5.18 o f the Disclosure Schedule, neither Dauphin, nor the Dauphin Subsidiary owes any compensation of any kind, deferred or otherwise, to any current or previous employees. Except as described in Part
5.18 o f the Disclosure Schedule, neither Dauphin, nor the Dauphin Subsidiary has a written or oral employment agreement with any officer or director of Dauphin or the Dauphin Subsidiary. Neither Dauphin, nor the Dauphin Subsidiary is a party to, or bound by, any collective bargaining agreement. Except as described in Part 5.18 o f the Disclosure Schedule , there are no loans or other obligations payable or owing by Dauphin or the Dauphin Subsidiary to any stockholder, officer, director, or employee of Dauphin or the Dauphin Subsidiary, nor are there any loans or debts payable or owing by any of such persons to Dauphin or the Dauphin Subsidiary, or any guarantees by Dauphin or the Dauphin Subsidiary of any loan or obligation of any nature to which any such person is a party.

         5.19 Employee Benefit Plans . Neither Dauphin, nor the Dauphin Subsidiary, has any (a) non-qualified deferred or incentive compensation or retirement plans or arrangements, (b) qualified retirement plans or arrangements, (c) other employee compensation, severance or termination pay or welfare benefit plans, programs or arrangements, or (d) any related trusts, insurance contracts, or other funding arrangements maintained, established or contributed to by Dauphin or the Dauphin Subsidiary. As a condition to the Closing, Dauphin shall adopt an incentive stock plan in the form agreed to by GeoVax.

         5.20 Environmental Matters .

              (a) Neither Dauphin, nor the Dauphin Subsidiary is liable or, to the best knowledge of Dauphin, potentially liable for any response cost or natural resource damages under Section 107(a) of CERCLA, or under any other so-called "superfund" or "superlien" law or similar Legal Requirement, at or with respect to any site.

              (b) Neither Dauphin, nor the Dauphin Subsidiary, has ever received any notice or other communication (in writing or otherwise) from any Governmental Body, or other Person, regarding any actual, alleged, possible, or potential Liability arising from or relating to the presence, generation, manufacture, production, transportation, importation, use, treatment, refinement, processing, handling, storage, discharge, release, emission, or disposal of any Hazardous Material. No Person has ever commenced, to the best knowledge of Dauphin, or threatened to commence, any contribution action or other Proceeding against Dauphin or the Dauphin Subsidiary in connection with any such actual, alleged, possible, or potential Liability; and to the best knowledge of Dauphin, no event has occurred, and no condition or circumstance exists, that may directly or indirectly give rise to, or result in, Dauphin or the Dauphin Subsidiary becoming subject to any such Liability.

              (c) Neither Dauphin, nor the Dauphin Subsidiary, has generated, manufactured, produced, transported, imported, used, treated, refined, processed, handled, stored, discharged, released, or disposed of any Hazardous Material (whether lawfully or unlawfully). Neither Dauphin, nor the Dauphin Subsidiary, has permitted (knowingly or otherwise) any Hazardous Material to be generated, manufactured, produced, used, treated, refined, processed, handled, stored, discharged, released, or disposed of (whether lawfully or unlawfully)
(i) on or beneath the surface of any real property that is, or that has at any time been, owned by, leased to, controlled by, or used by Dauphin or the Dauphin Subsidiary; (ii) in or into any surface water, groundwater, soil, or air associated with, or adjacent to, any such real property; or (iii) in or into any well, pit, pond, lagoon, impoundment, ditch, landfill, building, structure, facility, improvement, installation, equipment, pipe, pipeline, vehicle, or storage container that is, or was, located on or beneath the surface of any such real property, or that is, or has, at any time been owned by, leased to, controlled by, or used by Dauphin or the Dauphin Subsidiary.

         5.21 Insurance . Neither Dauphin, nor the Dauphin Subsidiary, has any insurance policies in effect.

         5.22 Related Party Transactions . Except as set forth in (i) its SEC Documents, or (ii) Part 5.22 of the Disclosure Schedule, (a) no Related Party has any direct or indirect interest of any nature in any of the assets of Dauphin or the Dauphin Subsidiary; (b) no Related Party is, or has, at any time since December 31, 2002, been indebted to Dauphin or the Dauphin Subsidiary; (c) since December 31, 2002, no Related Party has entered into, or has had any direct or indirect financial interest in, any Dauphin Contract, transaction, or business dealing of any nature involving Dauphin or the Dauphin Subsidiary; (d) no Related Party is competing, or has at any time since December 31, 2002, competed, directly or indirectly, with Dauphin or the Dauphin Subsidiary; (e) no Related Party has any claim or right against Dauphin; and (f) no event has occurred, and no condition or circumstance exists, that might (with or without notice or lapse of time) directly or indirectly give rise to, or serve as a basis for, any claim or right in favor of any Related Party against Dauphin or the Dauphin Subsidiary.

         5.23 Subsidiaries and Investments .

              (a) Except as set forth in Part 5.23 of the Disclosure Schedule, Dauphin does not own any capital stock or have any interest of any kind whatsoever in any corporation, partnership, or other form of business organization (any such organization is referred to as a "Dauphin Subsidiary").

              (b) Part 5.23 of the Disclosure Schedule sets forth true and complete copies of the charter of each Dauphin Subsidiary, as well as any limited liability company agreement, operating agreement, or shareholder agreement relating to such Dauphin Subsidiary, and any acquisition agreement relating to the Dauphin Subsidiary. All corporate or other action that has been taken by the Dauphin Subsidiary has been duly authorized and does not conflict with or violate any provision of its charter, bylaws or other organizational documents.

              (c) Except as set forth in Part 5.23 of the Disclosure Schedule, all outstanding shares of capital stock or other ownership interests of each Dauphin Subsidiary are validly issued, fully paid, nonassessable, and free of preemptive rights and are owned (either directly or indirectly) by Dauphin without any encumbrances.

              (d) Except as set forth in Parts 5.13 or 5.23 of the Disclosure Schedule, there are no outstanding securities convertible into, or exchangeable for, the capital stock of, or other equity interests in, the Dauphin Subsidiary, and no outstanding options, rights, subscriptions, calls commitments, warrants, or rights of any character for Dauphin, the Dauphin Subsidiary or any other person or entity to purchase, subscribe for, or to otherwise acquire any shares of such stock or other securities of the Dauphin Subsidiary.

              (e) Except as set forth in Parts 5.13 or 5.23 of the Disclosure Schedule, there are no outstanding agreements affecting or relating to the voting, issuance, purchase, redemption, repurchase, or transfer of any capital stock of, or other equity interests in, the Dauphin Subsidiary.

              (f) Each Dauphin Subsidiary's stock register, or similar register of ownership, has complete and accurate records indicating the following: (i) the name and address of each person or entity owning shares of capital stock or other equity interest of the Dauphin Subsidiary, and (ii) the certificate number of each certificate evidencing shares of capital stock or other equity interest issued by the Dauphin Subsidiary, the number of shares or other equity interests evidenced by each such certificate, the date of issuance of such certificate, and, if applicable, the date of cancellation. Copies of same have been made available to GeoVax.

              5.24 Certain Payments, Etc . Neither Dauphin, nor the Dauphin Subsidiary, has, and no officer, employee, agent or other Person associated with, or acting for or on behalf of, Dauphin or the Dauphin Subsidiary has, at any time, directly or indirectly, (a) used any corporate funds (i) to make any unlawful political contribution or gift, or for any other unlawful purpose relating to any political activity, (ii) to make any unlawful payment to any governmental official or employee, or (iii) to establish or maintain any unlawful or unrecorded fund or account of any nature; (b) made any false or fictitious entry, or failed to make any entry that should have been made, in any of the books of account or other records of Dauphin or the Dauphin Subsidiary;
(c) made any payoff, influence payment, bribe, rebate, kickback, or unlawful payment to any Person; (d) performed any favor or given any gift that was not deductible for federal income tax purposes; (e) made any payment (whether or not lawful) to any Person, or provided (whether lawfully or unlawfully) any favor or anything of value (whether in the form of property or services, or in any other form) to any Person, for the purpose of obtaining or paying for (i) favorable treatment in securing business, or (ii) any other special concession; or (f) agreed, committed, or offered (in writing or otherwise) to take any of the actions described above in clauses "(a)" through "(e)."

              5.25 Proceedings; Orders . To the knowledge of Dauphin, there is no pending Proceeding, and no Person has threatened in writing to commence any
Proceeding: (i) that involves Dauphin or the Dauphin Subsidiary or that otherwise relates to, or might affect the business of, Dauphin; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, the Merger. To the knowledge of Dauphin, no event has occurred, and no claim, dispute, or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any such Proceeding. There is no Order to which Dauphin or the Dauphin Subsidiary, or any asset owned or used by Dauphin or its subsidiary, is subject; and none of the shareholders or any other Related Party is subject to any Order that relates to Dauphin's business or to any of the assets of Dauphin or the Dauphin Subsidiary.

              5.26 Authority; Binding Nature of Agreements . Dauphin has the absolute and unrestricted right, power, and authority to enter into and to perform its obligations under the Merger Agreement; and Dauphin's execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of Dauphin and its board of directors and officers. This Agreement constitutes the legal, valid, and binding obligation of Dauphin, enforceable against Dauphin in accordance with the terms of the Agreement. Dauphin shall seek shareholder approval of this Agreement and all matters required hereunder.

              5.27 Non-Contravention; Consents . Neither the execution, nor delivery, of this Agreement, nor the consummation or performance of the Merger, will directly or indirectly (with or without notice or lapse of time):

         (a) contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Merger or to exercise any remedy or obtain any relief under any Legal Requirement or any Order to which Dauphin or any of the assets of Dauphin are subject;

         (b) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify any Governmental Authorization that is held by Dauphin;

         (c) contravene, conflict with, or result in a violation or breach of, or result in a default under any provision of any of the Dauphin Contracts;

         (d) give any Person the right to (i) declare a default or exercise any remedy under any Dauphin Contract, (ii) accelerate the maturity or performance of any Contract, or (iii) cancel, terminate, or modify any Dauphin Contract; or

         (e) result in the imposition or creation of any Encumbrance upon, or with respect to, any of Dauphin's assets.

         Dauphin is not required to make any filing with, or give any notice to, or to obtain any Consent from, any Person other than its board of directors and shareholders in connection with the execution and delivery of this Agreement, or the consummation or performance of the Merger.

         5.28 Brokers . Except as set forth in Part 5.28 of the Disclosure Schedule, Dauphin has not agreed to pay, nor has it taken any action that might result in any Person claiming to be entitled to receive, any brokerage commission, finder's fee, or similar commission or fee in connection with the Merger.

         5.29 Internal Accounting Controls . Except as described in Dauphin's Form 10-K for the year ended December 31, 2004, since December 31, 2004, Dauphin has maintained a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Dauphin has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Dauphin and designed such disclosure controls and procedures to ensure that material information relating to Dauphin is made known to the certifying officer by others within those entities, particularly during the period in which Dauphin's Form 10-K or 10-Q, as the case may be, is being prepared.

         Dauphin's certifying officer has evaluated the effectiveness of Dauphin's controls and procedures as of end of the filing period prior to the filing date of the Form 10-Q for the quarter ended September 30, 2005 (the "Evaluation Date"). Dauphin presented in its most recently filed Form 10-K, or Form 10-Q, the conclusions of the certifying officer about the effectiveness of the disclosure controls and procedures based on his evaluation as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in Dauphin's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

         5.30 Listing and Maintenance Requirements . Dauphin is currently quoted on the Pink Sheets Electronic Quotation Service. Dauphin has not, in the 12 months preceding the date hereof, received any notice from the Pink Sheets, or the NASD, or any trading market on which Dauphin's common stock is, or has been, listed or quoted informing Dauphin that it is not in compliance with the quoting, listing, or maintenance requirements of the Pink Sheets, or such other trading market. Dauphin is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such quoting, listing, and maintenance requirements.

         5.31 Application of Takeover Protections . Dauphin and its board of directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Dauphin's certificate or articles of incorporation (or similar charter documents) or the laws of its state of incorporation that is, or could become, applicable to GeoVax, or the GeoVax Shareholders, as a result of the Merger or the exercise of any rights by GeoVax, or the GeoVax Shareholders, pursuant to this Agreement.

         5.32 No SEC or NASD Inquiries . Neither Dauphin, nor, to the knowledge of Dauphin any of its past or present officers or directors, is, or ever has been, the subject of any formal or informal inquiry or investigation by the SEC or NASD.

         5.33 Full Disclosure . To the knowledge of Dauphin, the representations and warranties contained in this Article V do not contain any untrue statement of a material fact, or omit to state any material fact necessary to make the statements and information contained in this Article V not misleading, except to the extent that such omission would not be reasonably expected to result in a Material Adverse Effect.

                                   ARTICLE VI
                               CLOSING CONDITIONS

         6.1 Conditions to the Obligations of GeoVax . The obligations of GeoVax to effect the Merger contemplated by this Agreement shall be subject to the fulfillment, or written waiver, by GeoVax, at or prior to the Closing, of each of the following conditions:

              (a) At the Closing, Dauphin shall have delivered or caused to be delivered to GeoVax the following:

                     (i) resolutions  duly adopted by the Board of Directors and the holders of a majority of the issued and outstanding shares of Dauphin common stock authorizing and approving the Merger and the other actions of Dauphin required pursuant to this Agreement, and the execution, delivery, and performance of this Agreement;

                     (ii) a  certificate  of good  standing for Dauphin and each
              Dauphin Subsidiary from their respective jurisdictions of incorporation, dated not earlier than five days prior to the Closing Date;

                     (iii) written resignations of all officers and directors of
              Dauphin and each Dauphin Subsidiary in office immediately prior to the Closing and the appointment of those persons listed on
              Schedule 1.7(b) as the officers and directors of Dauphin and each Dauphin Subsidiary;

                     (i v) all corporate  records,  agreements,  seals,  and any other information reasonably requested by GeoVax's representatives with respect to Dauphin; and

                     (v) such  other  documents  as  GeoVax  and/or  the  GeoVax
              Shareholders  may  reasonably   request  in  connection  with  the
              transactions contemplated hereby.

              (b) At the Closing, Dauphin shall have no less than $13,000,000 in net cash proceeds, free and clear of any Encumbrance, resulting from a private placement of Dauphin's common stock, occurring at, or prior to, the Closing. Dauphin shall provide GeoVax with a bank statement reasonably satisfactory to GeoVax showing such proceeds in a bank account in Dauphin's name. In addition, Dauphin shall provide GeoVax with new signature cards provided by the bank where such funds are deposited naming one or more designees of GeoVax to be the new signatories with full power of disposition of such account from and after the Closing.

              (c) Prior to the mailing of the Information Statement to Dauphin's shareholders in accordance with Regulation 14C under the Exchange Act, Dauphin will have filed any Delinquent SEC Reports as requested by the SEC in any written comments to the Information Statement, and will have responded to and fully resolved to the SEC's satisfaction any written comments to the Information Statement, and prior to the Closing Dauphin will have filed all the Delinquent SEC Reports and the 2005 10-K, and shall have responded to and fully resolved to the SEC's satisfaction any written comments to such reports made by the SEC prior to the Closing.

              (d) Dauphin's board of directors and shareholders shall have duly adopted and approved an equity incentive plan in form and substance acceptable to GeoVax.

              (e) Dauphin shall have performed and complied, in all material respects, with the covenants and agreements contained in this Agreement required to be performed by it at or prior to the Closing, and GeoVax shall have received a certificate to that effect from an officer of Dauphin, dated the Closing Date;

              (f) The representations and warranties of Dauphin set forth in this Agreement shall be true and correct in all material respects when made and as of the Closing Date with the same effect as though made at and as of the Closing Date, and GeoVax shall have received a certificate to that effect from an officer of Dauphin, dated the Closing Date;


              (g) No Material Adverse Effect relating to the business or financial condition of Dauphin shall have occurred after the date of this Agreement or prior to the Closing;


              (h) GeoVax shall have received from Dauphin such further executed instruments and documents as are reasonably required to carry out the transactions contemplated by, and to evidence the fulfillment of, the conditions contained in this Agreement, and the performance by Dauphin of all conditions for the consummation of such transactions; and


              (i) No party hereto shall be subject to any Order of a Governmental Body that prevents or delays any of the transactions contemplated by this Agreement, and no Proceeding shall be threatened in writing or pending before any Governmental Body.


              (j) The holders of all outstanding convertible promissory notes of Dauphin shall have delivered to Dauphin irrevocable conversion notices, together with all original executed notes, or affidavits of lost notes in form and substance acceptable to GeoVax, and Dauphin shall have duly converted all such notes to common stock in accordance with the terms and conditions of such notes.

              (k) Dauphin shall have filed with the appropriate Governmental Body each Tax Return required to be filed by it prior to the Closing, including, without limitation, those specified in Part 5.17 of Dauphin's Disclosure Schedule.

         6.2 Conditions to the Obligations of Dauphin . The obligations of Dauphin to effect the transactions contemplated by this Agreement shall be subject to the fulfillment, as reasonably determined by Dauphin, or, at the sole election of Dauphin, the waiver, at or prior to the Closing, of the following conditions:

              (a) At the Closing, GeoVax shall have delivered or caused to be delivered to Dauphin the following:

                     (i) resolutions duly adopted by the GeoVax Board of Directors and the holders of a majority of the issued and outstanding shares of GeoVax common stock authorizing and approving the Merger and the execution, delivery, and performance of this Agreement;

                     (ii) a certificate  of good  standing for GeoVax,  from its respective jurisdiction of incorporation, dated not earlier than five days prior to the Closing Date;

              (b) GeoVax shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement required to be performed by GeoVax at, or prior to, the Closing, and Dauphin shall have received a certificate to that effect from an officer of the Company, dated the Closing Date;

         (c) There shall be no dissenting GeoVax Shareholder.

         (d) GeoVax shall have delivered all GeoVax financial statements and pro forma financial statements required to be filed with the SEC as part of the post-Merger Form 8-K;

         (e) The representations and warranties of GeoVax set forth in this Agreement shall be true and correct in all material respects when made, and as of the Closing Date, with the same effect as though made at, and as of, the Closing Date, and Dauphin shall have received a certificate to that effect from an officer of GeoVax, dated the Closing Date;

         (f) No Material Adverse Effect relating to GeoVax's business or financial condition shall have occurred after the date of this Agreement or prior to the Closing;

         (g) Dauphin shall have received from GeoVax such further instruments and documents as are reasonably required to carry out the transactions contemplated by, and to evidence the fulfillment of, the agreements contained in this Agreement, and the performance of all conditions for the consummation of such transactions; and

         (h) No party hereto shall be subject to any Order of a Governmental Body that would prevent or delay any of the transactions contemplated by this Agreement, and no Proceeding shall be threatened in writing or pending before any Governmental Body.

                                   ARTICLE VII
                  NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         The representations and warranties made by Dauphin and GeoVax (including the representations and warranties set forth in Sections 4 and 5 and the representations and warranties set forth in any certificate delivered at Closing by an officer of GeoVax and Dauphin) shall not survive the Closing. For purposes of this Agreement, each statement or other item of information set forth in a Party's Disclosure Schedule shall be deemed to be a part of the representations and warranties made by such Party in this Agreement.

                                  ARTICLE VIII
                                   TERMINATION

         8.1 Events of Termination . This Agreement may, by notice given in the manner hereinafter provided, be terminated and abandoned at any time prior to completion of the Closing, as follows:

              (a) by GeoVax if (1) there has been a  material  Breach by Dauphin and, in the case of a covenant or agreement Breach, such Breach shall not have been cured within ten (10) days after receipt by Dauphin of notice specifying particularly such Breach, (2) if GeoVax identifies hereafter any fact, circumstance or event that could be reasonably determined to have a Material Adverse Effect on Dauphin and such fact, circumstance or event is not cured by Dauphin within ten (10) days after receipt by Dauphin of notice specifying particularly such fact, event or circumstance, or (3) if the Closing Conditions have not been satisfied by the close of business on June 30, 2006;

              (b) by Dauphin (1) if there has been a material Breach by GeoVax and, in the case of a covenant or agreement Breach, such Breach shall not have been cured within ten (10) days after receipt by GeoVax of notice specifying particularly such Breach, or (2) if Dauphin identifies hereafter any fact, circumstance or event that could be reasonably determined to have a Material Adverse Effect on GeoVax, or Dauphin following the Merger, and such fact, circumstance or event is not cured by GeoVax within ten (10) days after receipt by GeoVax of notice specifying particularly such fact, event or circumstance, or
(3) if the Closing Conditions have not been satisfied by the close of business on June 30, 2006; or

              (c) at any time by mutual written agreement of GeoVax and Dauphin.

              This Agreement may not be terminated after completion of the Closing, except by mutual agreement of GeoVax and Dauphin.

                                   ARTICLE IX
                                  MISCELLANEOUS

              9.1 Severability . If any provision of this Agreement is declared by any court or other Governmental Body to be null, void, or unenforceable, this Agreement shall be construed so that the provision at issue shall survive to the extent it is not so declared null, void, or unenforceable and all of the other provisions of this Agreement shall remain in full force and effect.

              9.2 Entire Agreement . This Agreement, together with all exhibits and schedules hereto attached, constitutes the entire agreement among the Parties pertaining to the subject matter hereof and completely supersedes all prior or contemporaneous agreements, understandings, arrangements, commitments, negotiations, and discussions of the Parties, whether oral or written, all of which shall have no substantive significance or evidentiary effect. Each Party acknowledges, represents, and warrants that it has not relied on any representation, agreement, understanding, arrangement, or commitment that has not been expressly set forth in this Agreement. Each Party acknowledges, represents and warrants that this Agreement is fully integrated and parol evidence is needed to reflect the intentions of the Parties. The Parties specifically intend that the literal words of this Agreement shall, alone, conclusively determine all questions concerning the Parties' intent.

              9.3 Corporate Affairs . Each Party will make every reasonable effort to keep confidential any information obtained by them concerning the other Party, including its internal organization, finances, procedures, and customers. Neither Party will make any public announcement, or release any publicity regarding the other Party, other than routine oral communications with analysts, shareholders, and prospective investors without the prior written consent (which shall not be unreasonably withheld or delayed) of the Party being named, unless, in the good faith opinion of counsel to the party contemplating such disclosure, such disclosure is required by law and time does not permit the party to obtain such consent, or such disclosure may otherwise be necessary in connection with the filing of Tax Returns, or claims for refunds, or in conducting a Tax audit or other proceedings. This Section 9.3 shall survive the termination of this Agreement. Notwithstanding anything herein to the contrary, any Party (and any employee, representative, or other agent of such Party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. For this purpose, tax treatment and tax structure shall not include the identity of any existing or future Party (or any affiliate of such Party) to this Agreement.

              9.4 Notices . Unless otherwise expressly provided herein, all notices, requests, demands, instructions, documents, and other communications to be given hereunder by either Party to the other shall be in writing, shall be sent to the address/fax number set forth below (provided that any Party may at any time change its address for notice or other such information by giving written notice thereof in accordance with this Section), and shall be deemed to be duly given upon the earliest of (a) hand delivery, or (b) the first business day after sending by reputable overnight delivery service for next-day delivery.

                             If to GeoVax:

                             Donald G. Hildebrand
                             GeoVax, Inc.
                             1256 Briarcliff Road
                             Atlanta, GA 30306
                             with a copy to:

                             Richardson & Patel, LLP
                             10900 Wilshire Blvd., Suite 500
                             Los Angeles, CA 90024
                             Attn: Kevin Friedmann
                             Fax: (310) 208-1154

                             If to Dauphin:

                             Andrew J. Kandalepas
                             Dauphin Technology, Inc.
                             1014 East Algonquin Road, Suite 111
                             Schaumburg, IL 60667

                             with a copy to:

           Cohne Rappaport & Segal            Rieck & Crotty
           257 East 200 South, Suite 700      55 West Monroe St., Suite 3390
           Salt Lake City, Utah 84111         Chicago, IL 60603
           Attn: A. O. Headman, Jr.           Attn: Ronald Duplack
           Fax No: (801) 355-1813             Fax: (312) 726-0647

              9.5 Amendments; Waivers . This Agreement may not be amended or modified unless such amendment or modification is in writing and signed by all of the Parties to this Agreement. The terms, covenants, representations, warranties, or conditions of this Agreement may only be waived in writing. Any waiver of any condition, or of the Breach of any provision, term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be or construed as a further or continuing waiver of any condition, or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

              9.6 Successors and Assigns . The rights and obligations under this Agreement may not be assigned or delegated unless in writing executed by the Parties hereto, and any attempted assignment or delegation without such prior written consent shall be void and of no force or effect. This Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the Parties to this Agreement.

              9.7 Governing Law; Submission to Jurisdiction . This Agreement and all transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois, and shall be treated in all respects as a State of Illinois contract, without regard to any state's laws related to choice or conflict of laws. The Parties irrevocably agree and consent to the jurisdiction of the courts of the States of Illinois and the federal courts of the United States sitting in such state for the adjudication of any matters arising under, or in connection with, this Agreement
..

              9.8 WAIVER OF JURY TRIAL . THE PARTIES HEREBY IRREVOCABILITY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER AT LAW OR IN EQUITY, ARISING OUT OF, OR RELATING TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

              9.9 Subsequent Documentation . At any time, and from time to time after the Closing Date, each of the Parties to this Agreement shall use its best efforts to take such action as may be necessary, or as may be reasonably requested by another Party to this Agreement, to carry out and consummate the transactions contemplated by this Agreement.

              9.10 Counterparts . This Agreement may be executed in any number of counterparts and by different Parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any Party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

              9.11 Interpretation . In this Agreement, unless a clear contrary intention appears:

              (a) the singular number includes the plural number and vice versa;

              (b) reference to any Person includes such Person's successors and assigns, but, if applicable, only if such successors and assigns are not prohibited by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

              (c) reference to gender does not exclude the other gender;

              (d) reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;

              (e) reference to any Legal Requirement means such Legal Requirement as amended, modified, codified, replaced, or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Legal Requirement means that provision of such Legal Requirement from time to time in effect and constituting the substantive amendment, modification, codification, replacement, or reenactment of such section or other provision;

              (f) "hereunder," "hereof," "hereto," and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section, or other provision hereof;

              (g) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

              (h) "or" is used in the inclusive sense of "and/or";

              (i) with respect to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding"; and

              (j) references to documents, instruments, or agreements shall be deemed to refer as well to all addenda, exhibits, schedules, or amendments thereto.


         IN WITNESS WHEREOF, Dauphin and GeoVax have executed, or caused to be executed by their duly authorized representatives, this Agreement as of the date first above written.


DAUPHIN TECHNOLOGY, INC.,                GEOVAX, INC.,
An Illinois corporation                  A Georgia corporation

By: /s/ Andrew J. Kandalepas, President  By: /s/ Donald G. Hildebrand, CEO
                                         GEOVAX ACQUISITION CORP.,
                                         A Georgia corporation

                                         By: /s/ Andrew J. Kandalepas, President

                 FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER


         This First Amendment to Agreement and Plan of Merger ("Amendment") is dated June 29, 2006 by and among Dauphin Technology, Inc., an Illinois corporation ("Dauphin"), GeoVax Acquisition Corp., a Georgia corporation and wholly-owned subsidiary of Dauphin ("Merger Subsidiary"), and GeoVax, Inc., a Georgia corporation ("GeoVax").

         WHEREAS, the parties to this Amendment entered into a certain Agreement and Plan of Merger dated January 20, 2006 ("Merger Agreement"); and

         WHEREAS, the parties to this Amendment desire to amend the Merger Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

         1. All capitalized terms not defined herein shall have the respective meanings assigned to them in the Merger Agreement.

         2. Section 1.4 (e) is hereby modified to read as follows:

              "(e) Immediately prior to Closing, Dauphin will have no more than 243,000,000 shares of Dauphin common stock outstanding. Immediately prior to the Closing, Dauphin will have Dauphin Convertible Securities issued and outstanding in an amount not greater than the amount set forth on Schedule 1.10. Immediately after the Closing, there will be approximately 733,332,879 shares of Dauphin Stock issued and outstanding, not including any shares issued in connection with the GeoVax's Convertible Securities or the Dauphin Convertible Securities."

         3. Section 1.10 is hereby modified to read as follows:

              "1.10  Dauphin  Securities  and  Dauphin  Convertible  Securities.
         Schedule 1.10 attached hereto describes all Dauphin securities, debts and other interests that are to be converted into Dauphin Common Stock prior to or at the Closing. Schedule 1.10 also describes all Dauphin stock purchase warrants (the "Dauphin Convertible Securities") that will not be converted prior to Closing but that will remain issued and outstanding according to their current terms and conditions.

              Notwithstanding anything else contained herein to the contrary, at the time of Closing, exclusive of any Dauphin securities to be issued in the Merger, the number of shares of Dauphin Common Stock shall not exceed 243,000,000 and the number of Dauphin Convertible Securities shall not exceed the amount set forth in Schedule 1.10."

         4.  Schedule  1.10 is deleted and replaced  with the attached  Schedule
1.10.

         5. Section 6.1 (b) is hereby modified to read as follows:

              "(b) As a condition to the execution of this Amendment, Dauphin shall pay to GeoVax no less than $2,000,000 in net cash proceeds, free and clear of any Encumbrance, resulting from a private placement of Dauphin's common stock or convertible notes, occurring at, or prior to, the Closing, as a non-refundable deposit in furtherance of the Closing of the transaction described herein and in satisfaction of the condition to raise any additional net cash proceeds from such private placement. Notwithstanding the foregoing, Dauphin shall use its best efforts to raise an additional $11,000,000 in net cash proceeds, free and clear of any Encumbrance, resulting from a private placement of Dauphin's common stock or convertible notes, occurring at, or prior to, or within ninety (90) days following the Closing. At any time at, or within ninety (90) days following the Closing, Dauphin shall provide GeoVax with new signature cards provided by the bank where any such additional funds are deposited naming one or more designees of GeoVax to be the new signatories with full power of disposition of such account from and after the Closing."


         6. Section 8.1 (a) (3) is modified to read as follows:

              "(3) if the Closing Conditions have not been satisfied by the close of business on September 1, 2006;"

         7. Section 8.1 (b) (3) is modified to read as follows:

              "(3) if the Closing Conditions have not been satisfied by the close of business on September 1, 2006;"

         8. This Amendment shall be effective upon GeoVax's receipt of the payment referenced in Section 5 hereof. Except as amended hereby, the Merger Agreement shall continue in full force and effect in accordance with its terms.



         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

Dauphin Technology, Inc.,                   GeoVax, Inc.,
an Illinois corporation                     a Georgia corporation

By: /s/ Andrew J. Kandalepas
----------------------------
President and Chief
Executive Officer
                                             By: /s/ Donald Hildebrand
                                                ----------------------
                                             President and Chief Executive
                                             Officer
GeoVax Acquisition Corp.,
a Georgia corporation

By: /s/ Andrew J. Kandalepas
----------------------------
President and Chief Executive Officer

           Annex B Articles of Amendment to Articles of Incorporation
          -----------------------------------------------------------

FORM BCA 10.30 (rev. Dec. 2003)
ARTICLES OF AMENDMENT
Business Corporation Act

Secretary of State
Department of Business Services
Springfield, IL 62756
217-782-1832
www.cyberdriveillinois.com

Remit payment in the form of a
check or money order payable
to Secretary of State.


_________________File#   5636-672-5     Filing Fee: $50 Approved:________

          -Submit in duplicate---Type or Print clearly in black ink--
                         Do not write above this line--


1.       Corporate Name (see Note 1 on page 4.): Dauphin Technology, Inc.

2. Manner of Adoption of Amendment: The following amendment to the Articles of Incorporation was adopted on 2006 in the manner indicated below.

         Mark and "X" in one box only.

         [] By a majority of the incorporators, provided no directors were named in the Articles of Incorporation and no directors have been elected. (See Note 2 on page 4.)

         []   By a majority of the board of directors, in accordance with
              Section 10.10, the Corporation having issued no shares as of time of adoption of this amendment. (See Note 2 on page 4.)

         []   By a majority of the board of directors, in accordance with
              Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment. (See Note 3 on page 4.)

         [] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment. (See Note 4 on page 4.)

         [X] By shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. Consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of Incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10. (See Notes 4 and 5 on Page
              4).

         [] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment. (See Note 5 on page 4.)

3.       Text of Amendment:

         a. When amendment effects a name change, insert the New Corporate Name below. Use page 2 for all other amendments.

                  Article I:      Name of the Corporation:     GeoVax Labs, Inc.
                                                               -----------------
                                                                     New Name

                                Text of Amendment

         b. If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety.

         The number of authorized shares of $0.001 par value common stock is 850,000,000 shares.


4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows (if not applicable, insert "No change"):

 5.      a. The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital is as follows (if not applicable, insert "No change"): (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.)

         b. The amount of paid-in capital as changed by this amendment is as follows) if not applicable, insert "No change"): (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.) (See Note 6 on page 4.)


                                  Before Amendment         After Amendment
                Paid-in capital:     $ 65,117,942           $ 65,117,942
                                     ------------           ------------

Complete either item 6 or item 7 below. All signatures must be in BLACK INK.

6. The undersigned Corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, the facts stated herein are true and correct.

Dated:                                  2006          Dauphin Technology, Inc.
                                        ----          -------------------------
                    Month & Day         Year          Exact Name of Corporation

__________________________________
Any Authorized Officer's Signature

Andrew J. Kandalepas, CEO
-------------------------
Name and Title (type or print)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

         OR

         If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, a majority of the directors, or such directors as may be designated by the board, must sign below, and type or print name and title.

         The undersigned affirms, under penalties of perjury, that the facts stated herein are true and correct.

         Dated _________________, ______
                  Month & Day             Year

         ________________________________    ____________________________

         ________________________________    ____________________________

         ________________________________    ____________________________

         ________________________________    ____________________________

                             NOTES AND INSTRUCTIONS

1. State the true and exact corporate name as it appears on the records of the Office of the Secretary of State BEFORE any amendments herein reported.

2. Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (ss.10.10)

3. Directors may adopt amendments without shareholder approval in only seven instances, as follows:

         a. To remove the names and addresses of directors named in the Articles of Incorporation.

         b. To remove the name and address of the initial registered agent and registered office, provided a statement pursuant to 5.10 is also filed

         c. To increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.

         d. To split the issued whole shares and unissued authorization shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby.

         e. To change the corporate name by substituting the word "corporation", "incorporated", "company", "limited" or the abbreviation "corp.," "inc.," "co.," or "ltd." For a similar word or abbreviation in the name, or by adding a geographical attribution to the name.

         f. To reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with 9.05.

         g. To reinstate the Articles of Incorporation as currently amended. (ss.10.15)


4. All amendments not adopted under 10.10 or 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

         Shareholder approval may be (1) by vote at a shareholders' meeting 9either annual or special) or (2) by consent, in writing, without a meeting.

         To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least two-thirds of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a two-thirds vote within each class is required).

         The Articles of incorporation may supersede the two-thirds vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (ss.10.20)

         5. When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least five days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (ss.7.10 & 10.20)

         6. In the event of an increase in paid-in capital, the corporation must pay all applicable franchise taxes, penalties and interest before this document can be accepted for filing.

                       Annex C 2006 Equity Incentive Plan
                       ----------------------------------

                               GEOVAX LABS, INC.

                       (formerly Dauphin Technology, Inc.)

                                 2006 STOCK PLAN

                           As Adopted January 20, 2006

            This Plan will become effective only upon the closing of
         the reverse merger transaction between Dauphin Technology, Inc.
             and GeoVax, Inc. contemplated by that certain Agreement
         and Plan of Merger, dated as of January 20, 2006, as amended.


1.       PURPOSE.

         The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and its Parent and Subsidiaries (if any), by offering them an opportunity to participate in the Company's future performance through awards of Options, the right to purchase Common Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

2.       DEFINITIONS.

         As used in this Plan, the following terms will have the following meanings:

         "AWARD" means any award under this Plan, including any Option, Stock Award or Stock Bonus.

         "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means any cause, as defined by applicable law, for the termination of a Participant's employment with the Company or a Parent or Subsidiary of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMPANY" means GeoVax Labs, Inc. (formerly Dauphin Technology, Inc.), an Illinois corporation, or any successor corporation.

         "COMMITTEE" means that committee appointed by the Board of Directors to administer and interpret the Plan as more particularly described in Section 5 of the Plan; provided, however, that the term Committee will refer to the Board of Directors during such times as no Committee is appointed by the Board of Directors.

         "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

              (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

              (b) if such Common Stock is quoted on the NASDAQ National Market or the NASDAQ SmallCap Market, its closing price on the NASDAQ National Market or the NASDAQ SmallCap Market, respectively, on the date of determination;

              (c) if neither of the foregoing is applicable, by the Committee in good faith.

         "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

         "OPTION" means an award of an option to purchase Shares pursuant to
Section 6.

         "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "PARTICIPANT" means a person who receives an Award under this Plan.

         "PERFORMANCE FACTORS" means the factors selected by the Committee, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

              (a) Net revenue and/or net revenue growth;

              (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

              (c) Operating income and/or operating income growth;

              (d) Net income and/or net income growth;

              (e) Earnings per share and/or earnings per share growth;

              (f) Total stockholder return and/or total stockholder return growth;

              (g) Return on equity;

              (h) Operating cash flow return on income;

              (i) Adjusted operating cash flow return on income;

              (j) Economic value added; and

              (k) Individual business objectives.

         "PERFORMANCE PERIOD" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Stock Awards or Stock Bonuses, if such Awards are restricted.

         "PLAN" means this GeoVax Labs, Inc. 2006 Stock Plan, as amended from time to time.


         "PURCHASE PRICE" means the price at which the Participant of a Stock Award may purchase the Shares.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

         "STOCK AWARD" means an award of Shares pursuant to Section 7.

         "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

3.       SHARES SUBJECT TO THE PLAN.

         3.1 Number of Shares Available. Subject to Sections 3.2 and 19, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan, shall be 36,000,000 Shares and will include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

         3.2 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

4.       ELIGIBILITY.

         ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company, provided such consultants, independent contractors and advisors render bona-fide services not in connection with the offer and sale of securities in a capital-raising transaction or promotion of the Company's securities. A person may be granted more than one Award under this Plan.

5.       ADMINISTRATION.

         5.1 Committee.

              (a) The Plan shall be administered and interpreted by a committee consisting of two (2) or more members of the Board.

              (b) Members of the Committee may resign at any time by delivering written notice to the Board. The Board shall fill vacancies in the Committee. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

              (c) If the Board, in its discretion, does not appoint a Committee, the Board itself will administer and interpret the Plan and take such other actions as the Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Certificate of Incorporation and bylaws of the Company generally.

         5.2 Committee Authority. Without limitation, the Committee will have the authority to:

              (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

              (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

              (c) select persons to receive Awards;

              (d) determine the form and terms of Awards;

              (e) determine the number of Shares or other consideration subject to Awards;

              (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

              (g) grant waivers of Plan or Award conditions;

              (h) determine the vesting, exercisability and payment of Awards;

              (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

              (j) determine whether an Award has been earned; and

              (k) make all other determinations necessary or advisable for the administration of this Plan.

         5.3 Committee Discretion. Any determination made by the Committee with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company. No member of the Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

6.       OPTIONS.

         The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

         6.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the "Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

         6.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

         6.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines, provided, however, that in all events a Participant will be entitled to exercise an Option at the rate of at least 20% per year over five years from the date of grant, subject to reasonable conditions such as continued employment; and further provided that an Option granted to a Participant who is an officer or director may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

         6.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any Option granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

         6.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

         6.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

         (a) If the Participant's service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO).

         (b) If the Participant's service is Terminated because of the Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then the Participant's Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant's legal representative) no later than twelve (12) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO).

         (c) Notwithstanding the provisions in paragraph 6.6(a) above, if the Participant's service is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or a Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

         6.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option for the full number of Shares for which it is then exercisable.

         6.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         6.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

         6.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

7.       STOCK AWARD.

         A Stock Award is an offer by the Company to sell to an eligible person Shares that may or may not be subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, if any, and all other terms and conditions of the Stock Award, subject to the following:

         7.1 Form of Stock Award. All purchases under a Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the "Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of a Stock Award will be accepted by the Participant's execution and delivery of the Stock Purchase Agreement and payment for the Shares to the Company in accordance with the Stock Purchase Agreement.

         7.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Stock Award will be determined by the Committee on the date the Stock Award is granted and may not be less than 85% of the Fair Market Value of the Shares on the grant date, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

         7.3 Terms of Stock Awards. Stock Awards may be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Stock Purchase Agreement. Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Stock Award subject to restrictions, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the transfer of any Stock Award, the Committee shall determine the extent to which such Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

         7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Award only to the extent earned as of the date of Termination in accordance with the Stock Purchase Agreement, unless the Committee determines otherwise.

8.       STOCK BONUSES.

         8.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

         8.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and
(c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

         8.3 Form of Payment. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine. Payment of an interest or dividend equivalent (if any) may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

9.       PAYMENT FOR SHARE PURCHASES.

         Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

         (a) by cancellation of indebtedness of the Company to the Participant;

         (b) by surrender of shares that either: (1) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by the Participant in the public market;

         (c) by waiver of compensation due or accrued to the Participant for services rendered;

         (d) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

              (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

              (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

         (f) by any combination of the foregoing.

10.      WITHHOLDING TAXES.

         10.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

         10.2 Stock Withholding. When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and will be in writing in a form acceptable to the Committee.

11.      PRIVILEGES OF STOCK OWNERSHIP.

         11.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are issued pursuant to a Stock Award with restrictions, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Stock Award; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 13.

         11.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12.      NON-TRANSFERABILITY.

         Awards of Shares granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. Awards of Options granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor, or by gift to "immediate family" as that term is defined in 17 C.F.R. 240.16a-1(e). During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

13.      REPURCHASE RIGHTS.

         At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all of the unvested Shares held by a Participant following such Participant's Termination Date. Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness and the price per share shall be the Participant's Exercise Price or Purchase Price, as applicable.

14.      CERTIFICATES.

         All certificates for Shares or other securities delivered under this Plan will be subject to such stop transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15.      ESCROW; PLEDGE OF SHARES.

         To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

16.      EXCHANGE AND BUYOUT OF AWARDS.

         The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

17.      SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

         An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18.      NO OBLIGATION TO EMPLOY.

         Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

19.      CORPORATE TRANSACTIONS.

         19.1 Assumption or Replacement of Awards by Successor. In the event of
(a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares or the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 19.1, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 19 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

         19.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

         19.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

20.      ADOPTION AND STOCKHOLDER APPROVAL.

         This Plan will become effective on the date on which it is adopted by the Board (the "Effective Date"). Upon the Effective Date, the Committee may grant Awards pursuant to this Plan. The Company intends to seek stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board; provided, however, if the Company fails to obtain stockholder approval of the Plan during such 12-month period, pursuant to
Section 422 of the Code, any Option granted as an ISO at any time under the Plan will not qualify as an ISO within the meaning of the Code and will be deemed to be an NQSO.

21.      TERM OF PLAN/GOVERNING LAW.

         Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Georgia.

22.      AMENDMENT OR TERMINATION OF PLAN.

         The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

23.      NONEXCLUSIVITY OF THE PLAN.

         Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

24.      ACTION BY COMMITTEE.

         Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to this Plan shall be taken or made in the Committee's sole and absolute discretion.

                              Financial Statements
                              --------------------

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm......................F-2

Report of Predecessor Independent Registered Public Accounting Firm..........F-3

Consolidated Balance Sheets - December 31, 2005 and 2004.....................F-4

Consolidated Statements of Operations for the
years ended December 31, 2005, 2004, 2003, and cumulative amounts............F-5

Consolidated Statements of Shareholders' Equity for the
years ended December 31, 2003, 2004 and 2005.................................F-6
Consolidated Statements of Cash Flows for the
years ended December 31, 2005, 2004, 2003, and cumulative amounts............F-7

Notes to Consolidated Financial Statements...................................F-8

                        REPORT OF INDEPENDENT REGISTERED

                             PUBLIC ACCOUNTING FIRM




To the Board of Directors and Shareholders of Dauphin Technology, Inc.


We have audited the accompanying consolidated balance sheet of Dauphin Technology, Inc. (a development stage company) (the "Company") as of December 31, 2005, and the related consolidated statements of operations, changes in shareholders' equity (deficit), and cash flows for the year ended December 31, 2005, and for the period of time considered part of the development stage from January 1, 2004 to December 31, 2005, except we did not audit the Company's financial statements for the period from January 1, 2004 to December 31, 2004 which were audited by other auditors, whose report dated November 11, 2005 on those financial statements included an explanatory paragraph that expressed substantial doubt about the Company's ability to continue as a going concern. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2005 consolidated financial statements referred to above present fairly, in all material respects, the financial position of Dauphin Technology, Inc. as of December 31, 2005, and the results of their operations and their cash flows for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company is in the development stage and has no operations. The Company has had recurring losses, negative cash flows from operations and has discontinued substantially all of its operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note
2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Porter Keadle Moore, LLP


Atlanta, Georgia
June 5, 2006

                        REPORT OF INDEPENDENT REGISTERED

                             PUBLIC ACCOUNTING FIRM




To the Board of Directors and Stockholders of Dauphin Technology, Inc.


We have audited the accompanying consolidated balance sheet of Dauphin Technology, Inc. ("Company" "development stage company") as of December 31, 2004 and the related consolidated statements of operations, shareholders' deficit and cash flows for the year ended December 31, 2004 and 2003, and cumulative amounts since January 1, 2004 (date of commencement of the development stage) to December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Dauphin Technology, Inc. as of December 31, 2004 and the results of their operations and cash flows for the years ended December 31, 2004 and 2003, and cumulative amounts since January 1, 2004 (date of commencement of the development stage) to December 31, 2004 in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has had recurring losses, negative cash flows from operations and has discontinued substantially all of its operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/TANNER LC


Salt Lake City, Utah
November 11, 2005

                            Dauphin Technology, Inc.
                          (A Development Stage Company)
                           CONSOLIDATED BALANCE SHEETS
                           December 31, 2005 and 2004
--------------------------------------------------------------------------------
                                     ASSETS
                                                   2005                2004
                                              --------------     ---------------
CURRENT ASSETS:
  Cash                                        $       78,381     $        7,829
  Prepaid expenses                                         -              2,500
  Assets from discontinued operations                      -              8,832
                                              --------------     ---------------

       Total assets                           $       78,381     $       19,161
                                              --------------     ---------------



                     LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
  Accounts payable                            $      196,813     $       68,602
  Accrued expenses                                   320,609            323,838
  Short-term borrowings                               50,000            200,000
  Current portion of long-term debt                   13,515             13,515
  Derivative liability                             1,231,158            760,565
  Convertible debentures                             950,000            950,000
  Convertible loans                                3,031,478                  -
  Liabilities from discontinued operations                 -            243,748
                                              --------------     ---------------

       Total current liabilities                   5,793,573          2,560,268

CONVERTIBLE LOANS                                          -          2,405,078
                                              --------------     ---------------

       Total liabilities                      $    5,793,573     $    4,965,346
                                              --------------     ---------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' DEFICIT:
  Preferred stock, $0.01 par value,
    10,000,000 shares authorized;
    10,000,000 shares issued and
    outstanding at December 31, 2005                 100,000                  -
  Common stock, $0.001 par value,
    100,000,000 shares authorized;
    99,569,028 shares issued and
    outstanding at December 31, 2005
    and 98,501,688 shares issued and
    outstanding at December 31, 2004                  99,569             98,502
  Additional paid-in capital                      65,619,652         65,081,192
  Accumulated deficit                            (71,534,413)       (70,125,879)
                                              --------------     ---------------
      Total shareholders' deficit                 (5,715,192)        (4,946,185)
                                              --------------     ---------------
       Total liabilities and
          shareholders' deficit               $       78,381     $       19,161
                                              --------------     ---------------



              The accompanying notes are an integral part of these
                       consolidated financial statements.


                                Dauphin Technology, Inc.
                              (A Development Stage Company)
                          CONSOLIDATED STATEMENTS OF OPERATIONS
                  For the years ended December 31, 2005, 2004 and 2003
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                      Cumulative amounts
                                                                                                       since becoming a
                                                                                                       development stage
                                                            2005           2004              2003         company
NET SALES                                            $           -   $            -   $           -    $             -

COST OF SALES                                                    -                -               -                  -
                                                     -------------   --------------   -------------    ---------------
        Gross  profit                                            -                -               -                  -

GENERAL AND ADMINISTRATIVE EXPENSES
                                                           875,811        1,548,900         676,643          2,424,711
                                                     -------------   --------------   -------------    ---------------
        Loss from operations                              (875,811)      (1,548,900)       (676,643)        (2,424,711)
Derivative (loss) gain                                    (470,593)         227,197         496,375           (243,396)
INTEREST EXPENSE                                           (62,130)        (337,238)       (554,891)          (399,368)
                                                     -------------   --------------   --------------   ---------------
        Net loss from continuing operations             (1,408,534)      (1,658,941)       (735,159)        (3,067,475)

DISCONTINUED OPERATIONS
     Loss from discontinued operations                           -         (548,865)     (1,115,496)          (548,865)
     Loss from sale of discontinued assets                       -                -      (1,226,425)                 -
                                                     -------------   --------------   --------------   ---------------
                                                                 -         (548,865)     (2,341,921)          (548,865)
                                                     -------------   --------------   --------------   ---------------

             Net loss                                $  (1,408,534)  $   (2,207,806)  $  (3,077,080)   $    (3,616,340)
                                                     =============   ==============   =============    ===============

LOSS PER SHARE:
Continuing Operations                                $       (0.01)  $        (0.02)  $       (0.01)   $         (0.03)
Discontinued Operations                                       0.00             0.00           (0.03)             (0.00)
                                                     -------------   --------------   --------------   ---------------
  Total  Basic and Diluted                           $       (0.01)  $        (0.02)  $       (0.04)   $         (0.03)
                                                     =============   ==============   =============    ===============

Weighted average number of shares of common stock
outstanding
               Basic                                    99,266,000       96,794,000      81,041,000         98,030,000

               Diluted                                  99,266,000       96,794,000      81,041,000         98,030,000


 The accompanying notes are an integral part of these consolidated financial statements.


                                      Dauphin Technology, Inc.
                                    (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
                        For the years ended December 31, 2005, 2004 and 2003

                                            Preferred
                                              Stock               Common Stock          Paid-in       Accumulated
                                         Shares    Amount      Shares      Amount        Capital         Deficit         Total
                                     ----------  --------- ------------   --------- -------------- ---------------    ------------
Balance, January 1, 2003                      -  $       -   75,225,931   $  75,227  $  63,279,408  $  (64,840,993)   $ (1,486,358)
Common stock issued for:
   Cash                                       -          -      571,428         571         39,429               -          40,000
   Exercise of stock options and
    warrants                                  -          -      360,555         361         64,539               -          64,900
   Conversion of convertible debt             -          -    5,145,887       5,146        609,855               -         615,001
   Unamortized discount on debt
    conversion                                -          -            -           -       (284,583)              -        (284,583)
   Services                                   -          -    1,099,999       1,100        125,526               -         126,626
Exercise of warrants in lieu of
  consulting fees owed them                   -          -      591,011         591        105,791               -         106,382
Warrants issued for services                  -          -            -           -         77,900               -          77,900
Net loss                                      -          -            -           -              -      (3,077,080)     (3,077,080)
                                     ----------  --------- ------------   --------- -------------- ---------------    ------------

Balance, December 31, 2003                    -          -   82,994,811      82,996     64,017,865     (67,918,073)     (3,817,212)
Common stock issued for:
   Cash                                       -          -    4,733,333       4,732        318,268               -         323,000
   Conversion of convertible debt             -          -    9,273,544       9,274        375,726               -         385,000
   Unamortized discount on debt
     conversion                               -          -            -           -        (64,167)              -         (64,167)
   Services                                   -          -    1,500,000       1,500        433,500               -         435,000
Net loss                                      -          -            -           -              -      (2,207,806)     (2,207,806)
                                     ----------  --------- ------------   --------- -------------- ---------------    ------------

Balance, December 31, 2004                   -           -   98,501,688      98,502     65,081,192     (70,125,879)     (4,946,185)
Preferred stock issued               10,000,000    100,000            -           -        450,000               -         550,000
Common stock issued for:
   Employee Settlement                        -          -      300,651         300         39,210               -          39,510
   Services                                   -          -       16,689          17         12,500               -          12,517
   Conversion of convertible debt             -          -      750,000         750         36,750               -          37,500
Net loss                                      -          -            -           -              -      (1,104,534)     (1,408,534)
                                     ---------- ---------- ------------   --------- -------------- ---------------    ------------
Balance, December 31, 2005           10,000,000  $ 100,000   99,569,028   $  99,569  $  65,619,652  $  (71,534,413)   $ (5,715,192)
                                     ---------- ---------- ------------   --------- -------------- ---------------    ------------

              The accompanying notes are an integral part of these consolidated financial statements.


                                             Dauphin Technology, Inc.
                                           (A Development Stage Company)
                                       CONSOLIDATED STATEMENTS OF CASH FLOWS
                               For the years ended December 31, 2005, 2004 and 2003
-----------------------------------------------------------------------------------------------------------------------


                                                                                                      Cumulative amounts
                                                                                                        since becoming a
                                                                                                       development stage
CASH FLOWS FROM OPERATING ACTIVITIES                                       2004            2003            company
                                                                          Revised         Revised          Revised
                                                             2005        See note 17    See note 17       See note 17
                                                         ------------   ------------    ------------     ------------
    Net loss                                             $ (1,408,534)  $ (2,207,806)   $ (3,077,080)    $ (3,616,340)
    Non-cash items included in net loss
       Amortization of debt discount                                -        269,588         519,167          269,588
       Loss on sale of building and equipment                       -              -          35,655                -
       Common stock issued for convertible debt                37,500              -               -           37,500
       Convertible loans issued in lieu
         of consulting fees                                         -      1,161,500               -        1,161,500
       Warrants issued in lieu of consulting fees                   -              -          77,900                -
       Common stock issued to vendors                               -              -         126,626                -
       Common stock issued for services                        12,517        435,000               -          447,517
       Warrants exercised in lieu of consulting                     -              -         106,382                -
       fees                                                    39,510              -               -           39,510
       Common stock issued for employee settlement
    Changes in:
       Receivables - employee                                       -          3,248               -            3,248
       Prepaid expenses                                         2,500              -           4,753            2,500
       Accounts payable                                       128,211        (64,487)       (223,641)          63,724
       Accrued expenses                                        (3,229)       (44,503)        230,127          (47,732)
                                                         ------------   ------------    ------------     ------------
           Net cash used in operating activities
              of continuing operations                     (1,191,525)      (447,460)     (2,200,111)      (1,638,985)

CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from sale of assets                                    -              -           7,670                -
                                                         ------------   ------------    ------------     ------------
           Net cash provided by investing activities
           of continuing operations                                 -              -           7,670                -

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from issuance of shares                                -        323,000          40,000          323,000
    Proceeds from exercise of warrants and options                  -              -          64,900                -
    Issuance of preferred stock                               550,000              -               -          550,000
    Derivative liability                                      470,593       (224,414)       (496,376)         246,179
    Increase in short-term borrowing                           50,000              -         150,000           50,000
    (Decrease in short-term borrowing                        (200,000)             -               -         (200,000)
    Issuance of convertible loans                             626,400      1,243,578               -        1,869,978
    Repayment of convertible debentures                             -       (100,000)       (150,000)        (100,000)
    Repayment of long-term leases and other
       obligations                                                  -              -          (1,638)
                                                         ------------   ------------    ------------     ------------
                                                                                                                    -
           Net cash provided by (used in) financing
              activities of continuing operations           1,496,993      1,242,164        (393,114)       2,739,157
                                                         ------------   ------------    ------------     ------------

CASHFLOWS FROM DISCONTINUED OPERATIONS:
       Operating cash flows                                  (234,916)      (787,201)      2,359,604       (1,022,117)
        Investing cash flows                                        -              -         128,815                -
                                                         ------------   ------------    ------------     ------------
        Financing cash flows                                        -              -               -                -
                   Net cash (used in) provided
                   by discontinued operations                (234,916)      (787,201)      2,488,419       (1,022,117)
                                                         ------------   ------------    ------------     ------------

                  Net increase (decrease) in cash              70,552          7,503         (97,136)          78,055

CASH, beginning of year                                         7,829            326          97,462              326
                                                         ------------   ------------    ------------     ------------
CASH, end of year                                        $     78,381   $      7,829    $        326     $     78,381
                                                         ------------   ------------    ------------     ------------
SUPPLEMENTAL CASH FLOW INFORMATION:
     Interest Paid                                       $          -   $     18,262    $      7,407     $     18,262

NONCASH TRANSACTIONS:
    Conversion of note to common stock                   $          -   $    385,000    $    615,001     $    385,000
    Unamortized discount upon conversion of debt                    -         64,167         284,583           64,167
    Warrants forfeited                                         76,250        344,694       1,516,862          344,694

              The accompanying notes are an integral part of these consolidated financial statements

                            Dauphin Technology, Inc.
                          (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 2005, 2004 and 2003
--------------------------------------------------------------------------------


1.   DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:

Description of Business

Dauphin Technology, Inc. ("Dauphin" or the "Company") and its Subsidiaries marketed mobile hand-held, pen-based computers, broadband set-top boxes and provided private, interactive cable systems to the extended stay hospitality industry out of the corporate offices located in northern Illinois, a facility in central Florida and a branch office in Piraeus, Greece. The Company, an Illinois corporation, was formed on June 6, 1988 and became a public entity in 1991. The Company was unsuccessful in its operations and terminated those operations in December 2003. Our previous business operations were limited and did not result in (i) significant revenues, (ii) the accumulation of a significant dollar amount of assets, or (iii) in earnings. Due to a lack of resources, the Company was unable to comply with our filing requirements under
Section 13 of the Securities Exchange Act of 1934, as amended. In November 2003, Dauphin's Board of Directors, as then constituted, considered and approved a plan effective approximately January 1, 2004, to discontinue all operations and to seek out potential merger and or acquisition candidates.

Development Stage Company

Effective January 1, 2004, the Company is considered a development stage company as defined in SFAS No. 7. The Company's development stage activities consist of evaluating potential merger candidates and raising additional financing.

Basis of Presentation

The consolidated financial statements include the accounts of Dauphin and its wholly owned subsidiaries, R.M. Schultz & Associates, Inc. ("RMS"), Advanced Digital Designs, Inc. ("ADD") and Suncoast Automation, Inc. ("Suncoast"). All significant inter-company transactions and balances have been eliminated in consolidation. The wholly owned subsidiaries have been classified as discontinued operations for all periods presented.

2.   GOING CONCERN:

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. Because of recurring operating losses, the excess of current liabilities over current assets, the stockholders' deficit, and negative cash flows from operations, there is substantial doubt about the Company's ability to continue as a going concern. The Company's continuation as a going concern is dependent on attaining profitable operations, restructuring its debt obligations, and obtaining additional outside financing. The Company has funded losses from operations in the current year primarily from the issuance of debt and the issuance of the Company's restricted common stock services and the sale of preferred stock in private placement transactions, and will require additional funding from these sources to sustain its future operations. The Company anticipates that the issuance of debt and the sale of the Company's restricted preferred stock will continue to fund operating losses in the short-term, however, there can be no assurance that it will be successful in doing so.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements on a continuing basis, to maintain present financing, and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

3.   SUMMARY OF MAJOR ACCOUNTING POLICIES:

Income Taxes

Deferred tax liabilities and assets are recognized for the expected future tax consequences of events that have been included in the financial statements and tax returns. Deferred tax liabilities and assets are determined based on the difference between the financial statement basis and tax basis of assets and liabilities (excluding non-deductible goodwill) and using enacted tax rates in effect for the years in which the differences are expected to become recoverable or payable.

                            Dauphin Technology, Inc.
                          (A Development Stage Company)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

3.   SUMMARY OF MAJOR ACCOUNTING POLICIES - Continued:

In the event the future tax consequences of differences between the financial reporting bases and the tax bases of the assets and liabilities results in deferred tax assets, an evaluation of the probability of being able to realize the future benefits indicated by such asset is required. A valuation allowance is provided for the portion of the deferred tax asset when it is more likely than not that some portion or all of the deferred tax asset will not be realized. In assessing the realizability of the deferred tax assets, management considers the scheduled reversals of deferred tax liabilities, projected future taxable income, and tax planning strategies.

(Loss) Per Common Share

Basic loss per common share is calculated by dividing net loss for the year by the weighted-average number of shares outstanding during the period, which were 99,266,000 for the year ended December 31, 2005. Diluted loss per common share is adjusted for the assumed exercise of stock options and warrants unless such adjustment would have an anti-dilutive effect.

Stock Compensation

Stock Options and Stock-Based Compensation - For stock options granted to employees, the Company utilizes the footnote disclosure provisions of Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation. SFAS No. 123 encourages entities to adopt a fair-value based method of accounting for stock options or similar equity instruments. However, it also allows an entity to continue measuring compensation cost for stock-based compensation using the intrinsic-value method of accounting prescribed by Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees. The Company has elected to continue to apply the provisions of APB 25 and provide pro forma footnote disclosures required by SFAS No. 123 as applicable. Accordingly, no compensation cost has been recognized in the consolidated financial statements for stock options granted to employees. Had compensation cost for the Company's stock option plans been determined based on the fair value at the grant date consistent with the provisions of SFAS No. 123, the Company's net loss and loss per share would have been as indicated below:

                                                    Year Ended December 31, 2003
                                                    ----------------------------
    Reported net loss applicable to common stockholders         $    (3,077,080)

    Deduct: Total stock-based employee compensation
      determined under fair value based method, net of
      related tax effects                                               (19,000)
                                                                ----------------
    Pro forma net loss                                          $    (3,096,080)
                                                                ================
    Basic and diluted loss per share:
          As reported                                           $         (0.04)
                                                                ================
          Pro forma                                             $         (0.04)
                                                                ================

The fair value of each option granted is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions:

                                                               December 31, 2003
                                                               -----------------
             Dividend yield                                          0.0%
             Risk-free interest rate                                 5.0%
             Volatility factor                                       233%
             Expected life in years                                 2.75

The weighted average fair value of options and warrants granted during 2003 was $0.17. There were no options or warrants granted during 2005 or 2004.

                            Dauphin Technology, Inc.
                          (A Development Stage Company)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

3.   SUMMARY OF MAJOR ACCOUNTING POLICIES - Continued:

Weighted Average Shares

The computation of basic income (loss) per common share is based on the weighted average number of shares outstanding during each period.

The computation of diluted income (loss) per common share is based on the weighted average number of common shares outstanding during the period, plus the common stock equivalents that would arise from the exercise of stock options and warrants outstanding, using the treasury stock method and the average market price per share during the period. Options to purchase 0, 626,666 shares, and 2,041,730 shares at December 31, 2005, 2004 and 2003, respectively, at prices between $.12 and $2.75, and warrants to purchase 1,399,999, 1,704,999 shares and, 2,213,671 shares at December 31, 2005, 2004 and 2003, respectively, at prices between $.12 and $1.31 were outstanding but were excluded for the calculations for diluted income (loss) per share as the effect was antidilutive.

Use of Estimates

The  presentation  of  the  Company's   consolidated   financial  statements  in
conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions.

These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentration of credit risk, consist primarily of the derivative liability. The Company adjusts the derivative to the fair market value at each period end based upon Black Scholes calculations.

Fair Value of Financial Instruments

The Company financial instruments consist of cash, payables, and notes payable. The carrying amount of cash and payables approximates fair value because of the short-term nature of these items. The aggregate carrying amount of the notes payable approximates fair value as the individual notes bear interest at market interest rates.

Reclassification

Certain balances in the 2004 and 2003 consolidated financial statements have been reclassified to conform to the current year presentation.

4.       ACCRUED EXPENSES:

Accrued expenses reported as current liabilities consist of the following:

    Years ended December 31,

                                                            2005          2004
                                                         ----------   ----------

Compensation and related taxes                           $  112,641   $  178,000
Interest                                                    117,130       55,000
Other                                                        90,838       90,838
                                                         ----------   ----------

Total                                                    $  320,609   $  323,838
                                                         ----------   ----------

The accrued compensation is payable to our chief executive officer, with amounts originating from fiscal years 2004 through fiscal year 2005.

                            Dauphin Technology, Inc.
                          (A Development Stage Company)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------


5.   SHORT-TERM BORROWINGS:

In September 2005, the Company entered into a loan agreement with an individual for $50,000. The loan is due on December 31, 2006 and bears an annual interest rate of 6% and is unsecured.

In December 2004, the Company entered into a loan agreement with an individual for $200,000. The loan was due in June 2005 and bore an interest rate of 10% per annum and was unsecured. In April 2005, the loan was converted into preferred shares of the Company in conjunction with a financing arrangement with the same investor.

6.    LONG-TERM DEBT:

As of December 31, 2005 and 2004, long term debt with a balance of $13,515 consists of a loan with McHenry County Department of Planning and Development, payable in equal monthly installments over 24 months with 4.11% interest and is unsecured. This loan was due on June 15, 2004, and is currently in default. To date, this loan has not been paid.

7.   CONVERTIBLE LOANS:

During the year 2005, the Company entered into 2% convertible loan agreements with approximately 40 individuals in exchange for $626,400 in cash. The total of Convertible Loans outstanding at December 31, 2005 is $3,031,478. The convertible agreements can be converted into common stock of the Company at prices ranging from $0.10 to $0.45 per share. To date, none of these loans have been converted, are all due in 2006 and are unsecured.

During 2004, the Company entered into 2% convertible loan agreements with approximately 30 individuals in exchange for $1,243,578 in cash. In addition, the Company issued convertible agreements in the amount of $1,161,500 for various settlement of amounts due vendors for services provided to the Company during the year. The convertible agreements can be converted into common stock of the Company at prices ranging from $0.05 to $0.13 per share. To date, none of these loans have been converted, are all due in 2006 and are unsecured.

8.   CONVERTIBLE DEBENTURES:

At December 31, 2005 and 2004, convertible debentures totaling $950,000 are attributable to the financing arrangement the Company had with Crescent International Ltd. as described below.

On September 28, 2001 the Company entered into a $10 million Securities Purchase Agreement with Crescent International Ltd., an institutional investor. Under the Securities Purchase Agreement, the Company issued a Convertible Note for $2.5 million on October 2, 2001. Although the Company had the option to issue further convertible notes to Crescent subject to certain conditions precedent, such option expired on February 1, 2002 and no additional notes were issued. In addition, the Company issued warrants exercisable to purchase 700,000 shares of common stock at a price of $1.3064 per share for a five-year term. The Securities Purchase Agreement further permits the Company to sell to Crescent up to $7.5 million in common stock of the Company over a 24-month period. Additionally, the Company agreed not to exercise any drawdowns against its existing common stock purchase agreement with Techrich International Ltd., which expired on January 28, 2002.

The Securities Purchase Agreement permits the Company to sell to Crescent and requires Crescent to purchase from the Company, at the Company's sole discretion, common stock of the Company for up to $7.5 million over a 24-month period. Individual sales are limited to $1.5 million, or a higher amount if agreed to by the Company and Crescent, and each sale is subject to our satisfaction of the following conditions precedent (none of which are within the control of Crescent): (1) the Company's representations and warranties must be true and complete, (2) the Company must have one or more then currently effective registration statements covering the resale by Crescent of all shares issued in prior sales to Crescent and issuable upon the conversion of the Convertible Note, (3) there must be no dispute as to the adequacy of disclosures made in any such registration statement, (4) such registration statements must not be subject to any stop order, suspension or withdrawal, (5) the Company must have performed its covenants and obligations under the Securities Purchase Agreement, (6) no statute, rule, regulation, executive order, decree, ruling or

                            Dauphin Technology, Inc.
                          (A Development Stage Company)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

8.   CONVERTIBLE DEBENTURES - Continued:

injunction may have been enacted, entered, promulgated or adopted by any court of governmental authority that would prohibit the Company's performance under the Securities Purchase Agreement, (7) the Company's common stock must not have been delisted from its principal trading market and there must be no trading suspension of its common stock in effect, and (8) the issuance of the designated number of shares of common stock with respect to the applicable sale must not violate the shareholder approval requirements of the Company's principal trading market. The aggregate amount of all sale shares and convertible notes issued cannot exceed $10 million. The amount of the sale is limited to twice the average of the bid price multiplied by the trading volume during the 22 trading day period immediately preceding the date of sale. When the total amount of securities issued to Crescent equals or exceeds $5 million, then the Company shall issue to Crescent a subsequent incentive warrant exercisable to purchase 400,000 shares of common stock at a price equal to the bid price on the date the incentive warrant is issued. The Convertible Note was funded on October 2, 2001 and was due September 28, 2004, and is currently in default. The Company shall not be required to pay interest on the Convertible Note unless the Company fails to deliver shares upon conversion.

In such event, the Note will bear an interest rate of 8.0% per annum, payable in quarterly installments. The holder of the convertible debenture converted in 2002, 2003 and 2004, $700,000, $615,001 and $385,000, respectively, of the debenture note. It was determined under EITF 00-19, EITF 05-02 and SFAS 133 that this convertible debenture contains a derivative.

9.   DERIVATIVE LIABILITY

SFAS 133, as amended, establishes accounting and reporting standards for derivative instruments embedded in other contracts. As required by SFAS 133, the Company records all derivatives on the balance sheet at fair value. The Company reports as income or loss in the current financial statements the change in the fair value of the derivative at the balance sheet date with that of the previous reported date. The Company has derivative liabilities arising from the following at December 31, 2005 and 2004:


                                                             2005         2004
                                                         ----------  ----------
Derivative arising from the issuance
of the Convertible debentures and
warrant to Crescent International.
The underlying debt was due September
2004 and the derivative is currently
due. See Note 8.                                         $  694,412  $  593,990

Derivative arising from the warrants
granted with insufficient unissued
shares available. The derivative is
currently due.                                           $  536,746  $  166,575
                                                         -----------------------
Total                                                    $1,231,158  $  760,565
                                                         =======================

10.   WARRANTS

During 2005 and 2004, the Company did not issue any warrants. The following table outlines warrants outstanding at December 31, 2005 and 2004. The warrants are recorded at the fair value estimated on the date of grant based on the Black-Scholes single-option-pricing model. The warrants expire in three to five years. The warrants issued to consultants are measured at fair value and recorded as expense, while the warrants issued in capital raising are measured in fair value and recorded as an offset of the capital received:

                            Dauphin Technology, Inc.
                          (A Development Stage Company)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

10.   WARRANTS - Continued

Information regarding these warrants for 2005 and 2004 is as follows:

                                                                        2005                       2004
                                                                     Weighted                      Weighted
                                                                      Average                      Average
                                                        Shares     Exercise Price      Shares      Exercise Price
                                                        ------     ---------------     ------      --------------
Warrants outstanding beginning of year                  1,704,999    $  0.6834       2,213,671         $  0.7867
Warrants expired                                         (305,000)        0.56        (508,672)            0.6125
                                                        ------     ---------------     ------      --------------
Warrants outstanding at year end                      $ 1,399,999    $  0.7103       1,704,999         $  0.6834
Weighted  average  fair value of  warrants  granted
     during the year                                  $         -                  $         -
Warrants exercisable at year end                        1,399,999                    1,704,999
Warrant price range at year end                       $    0.10 to $1.3064         $    0.10 to $1.3064


The following table summarizes information about the warrants outstanding at December 31, 2005 and 2004:

                                      DECEMBER 31, 2005
                     Warrants Outstanding and Exercisable
   --------------------------------------------------------------------------
   Range of Exercise      Number of      Weighted Avg.       Weighted Avg.
         Prices            Shares       Contractual Life    Exercise Price
        $0.1000                200,000        0.35              $0.1000
        $0.1200                499,999        0.35              $0.1200
        $1.3064                700,000        0.75              $1.3064
     Total for 2005          1,399,999         0.55            $ 0.7103

                                      DECEMBER 31, 2004
                       Warrants Outstanding and Exercisable
     -------------------------------------------------------------------------
     Range of Exercise     Number of       Weighted Avg.      Weighted Avg.
           Prices            Shares       Contractual Life    Exercise Price
          $0.1000               200,000         1.35             $0.1000
          $0.1200               499,999         1.35             $0.1200
          $0.5600               305,000         0.92             $0.5600
          $1.3064               700,000         1.74             $1.3064
       Total for 2004         1,704,999          1.43            $ .6834

During 2005 and 2004, 305,000 and 508,672 warrants, respectively, with a value of $76,250 and $344,694, respectively, expired and were forfeited without being exercised.

11.    STOCK OPTIONS:

Information regarding stock options for 2005 and 2004 is as follows:

                                                                         2005                            2004
                                                                       Weighted                        Weighted
                                                                       Average                         Average
                                                        Shares      Exercise Price      Shares      Exercise Price
                                                        ------     ---------------     ------      --------------
Options outstanding beginning of year                     626,666    $     .7741     2,041,730          $  .7741
Options exercised                                               -              -             -                 -
Options granted                                                 -              -             -                 -
Options forfeited                                        (626,666)             -    (1,415,064)                -
Options outstanding at year end                                 0    $         0       626,666           $ .7741
Weighted  average  fair  value of  options  granted
     during the year                                  $         -                  $         -
Options exercisable at year end                                 0                         626,666
Option price range at year end                                                 -   $    0.12 to $2.75

                            Dauphin Technology, Inc.
                          (A Development Stage Company)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

11.   STOCK OPTIONS - Continued

The following table summarizes information about the options outstanding at December 31, 2004:

                                    DECEMBER 31, 2004
                     Options Outstanding and Exercisable
   -------------------------------------------------------------------------
   Range of Exercise     Number of       Weighted Avg.      Weighted Avg.
         Prices            Shares       Contractual Life    Exercise Price
        $ 0.1200               50,000         1.25             $ 0.1200
        $ 0.2200               60,000         1.00             $ 0.2200
        $ 0.3300               50,000         0.75             $ 0.3300
        $ 0.5300               50,000         0.50             $ 0.5300
        $ 0.6600               50,000         0.25             $ 0.6600
        $ 0.7000               25,000         0.23             $ 0.7000
        $ 0.9000              166,666         0.13             $ 0.9000
        $ 1.0800              110,000         0.01             $ 1.0800
        $ 1.1562               12,500         0.04             $ 1.1562
        $ 1.3700               40,000         0.37             $ 1.3700
        $ 2.7500               12,500         0.22             $ 2.7500
     Total for 2004           626,666         0.39             $ 0.7741


12.    EMPLOYEE BENEFIT PLAN:

The Company no longer maintains an employee benefit plan as of December 31, 2005. In prior years the Company maintained a salary deferral 401(k) plan covering substantially all employees who met specified service requirements. Contributions were based upon participants' salary deferrals and compensation and were made within Internal Revenue Service limitations. The Company does not currently offer post-employment or post-retirement benefits.

13.    INCOME TAXES:

A reconciliation of the income tax benefit on losses at the U.S. federal statutory rate to the reported income tax expense follows:

                                             2005         2004           2003
                                         ----------   ----------   ------------
U.S. federal statutory rate applied
  to pretax loss                         $ (478,900)  $ (750,000)  $ (1,046,000)
Permanent differences and adjustments         2,500        2,000          3,000
Expired net operating loss                1,324,400            -              -
Change in valuation allowance              (848,000)     748,000      1,043,000
                                         ----------   ----------   ------------

                  Income tax provision   $       -    $        -   $          -
                                         ----------   ----------   ------------

As of December 31, 2005 and 2004, the Company had generated deferred tax assets as follows:

                                                            December 31,
                                                            ------------
                                                        2005            2004
                                                    ------------  --------------
Gross deferred tax assets-
    Net operating loss (NOL) carryforward           $ 19,333,000  $   20,315,000
    Accrued liabilities                                   36,000          61,000
    Derivative liability                                 419,000         260,000
                                                    ------------  --------------
                  Deferred tax assets                 19,788,000      20,636,000
    Less valuation allowance                          19,788,000      20,636,000
                                                    ------------  --------------
                  Net deferred tax asset            $          -  $            -
                                                    ------------  --------------

                            Dauphin Technology, Inc.
                          (A Development Stage Company)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

13.    INCOME TAXES - Continued:

Deferred income taxes include the tax impact of net operating loss (NOL) carryforwards. Realization of these assets, as well as other assets listed above, is contingent on future taxable earnings by the Company. A valuation allowance of $19,841,000 and $20,636,000 at December 31, 2005 and 2004,
respectively, has been applied to these assets. During 1995, there was an ownership change in the Company as defined under Section 382 of the Internal Revenue Code of 1986, which adversely affects the Company's ability to utilize the NOL carryforward.

The amount of net operating loss available for use is dependant upon the IRS regulations in force at the time of usage. The amount of net operating loss may be limited based upon a change of ownership.

14.    COMMITMENTS AND CONTINGENCIES:

The Company  conducts  its  operations  from  facilities  that are rented  under
month-to-month  rental  agreements.   Total  rental  expense  was  approximately
$70,000, $75,000, and $155,000 for 2005, 2004, and 2003, respectively.

During 2005, 2004 and 2003 the Company was engaged in various legal proceedings. As of the date of this report, the Company is not involved in any litigation or legal proceedings.

15.    EQUITY TRANSACTIONS:

2005 Transactions

In the first quarter of 2005, the Company issued 750,000 shares of its common stock pursuant to a convertible loan in the amount of $37,500.

In 2005, the Company issued 10,000,000 shares of Preferred Stock with a par value of $.01 for $550,000. The preferences associated with this issuance included a cumulative annual dividend at a rate of $.01 per year (if and when paid), a preference in the event of liquidation or dissolution, voting rights equal to twenty votes per outstanding Preferred share on each matter submitted to a vote, and others.

In the fourth quarter of 2005, the Company issued 16,689 shares of common stock in lieu of consulting fees in the amount of $12,517.

In the fourth quarter of 2005, the Company issued 300,651 shares of its common stock valued at $39,510 to two former employees of one of its subsidiaries to settle litigation over back wages.

2004 Transactions

During the first quarter of 2004, the Company received proceeds in the amount of $323,000 for the issuance of 4,733,333 shares of common stock.

During the second quarter of 2004, the Company issued 1,500,000 shares of stock in lieu of consulting fees in the amount of $435,000.

During the year, Crescent International Ltd. exercised $385,000 of the convertible note in exchange for 9,273,544 shares of common stock of the Company. The related unamortized debt discount totaling $64,167 was reversed through paid-in capital.

2003 Transactions

During the first quarter of 2003, the Company received proceeds in the amount of $64,900 for the exercise of 360,555 warrants. Additionally, two warrant holders exercised 591,011 warrants in lieu of consulting fees due them in the amount of $106,382.

                            Dauphin Technology, Inc.
                          (A Development Stage Company)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

15.    EQUITY TRANSACTIONS - Continued:

During the second quarter of 2003, the Company issued 499,999 shares of restricted common stock valued at $60,000 to a group of consultants for services rendered to the Company. Additionally, these consultants were issued 699,999 warrants at a value of $77,900.

During the third quarter of 2003, the Company received proceeds in the amount of $40,000 for the issuance of 571,428 shares of common stock. The Company also issued 300,000 shares of restricted common stock valued at $33,000 to a consultant for services rendered to the Company.

During 2003, 1,457,306 warrants with a value of $1,516,862 expired without being exercised.

During 2003,  Crescent  International Ltd. exercised $615,001 of the convertible note in exchange for 5,145,887 shares of common stock of the Company. The related unamortized debt discount totaling $284,583 was reversed through paid-in capital.

16.   DISCONTINUED OPERATIONS:

During  December  of  2003,   management  decided  to  discontinue  its  current
operations due to insufficient sales and cash flows to support operations.

For the year ended December 31, 2004, assets and liabilities from discontinued operations consist of the following:

                                                                        2004
                                                                     -----------
          Assets from discontinued operations:
                 Cash                                                $    8,832
                                                                     -----------

          Liabilities from discontinued operations:
                 Accounts payable                                    $  178,031
                 Accrued expenses                                        65,717
                                                                     -----------
                              Total liabilities                      $  243,748
                                                                     -----------

Discontinued operations were as follows for the years ending December 31:

                                                         2004           2003
                                                      ----------   ------------
          Revenues                                    $    2,301   $  3,321,844
          Cost of sales                                        -      2,828,040
                                                      ----------   ------------
              Gross profit                                 2,301        493,804
          Expenses                                       551,166      1,609,300
                                                      ----------   ------------
             Loss before income taxes                   (548,865)    (1,115,496)
             Loss on sale of subsidiary                        -     (1,226,425)
          Income tax benefit                                   -              -
                                                      ----------   ------------

             Loss from discontinued operations        $ (548,865)  $ (2,341,921)
                                                      ----------   ------------

17.   REVISED STATEMENT OF CASH FLOWS

The Statement of Cash Flows for the years ended December 31, 2004 and 2003 and the Cumulative Amounts Since Inception of the Development Stage have been revised to separately disclose the operating, investing and financing portions of the cash flows attributable to its discontinued operations, which in prior periods were reported on a combined basis as a single amount.

                            Dauphin Technology, Inc.
                          (A Development Stage Company)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------


18.   SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED):

A summary of selected quarterly information for 2005 and 2004 is as follows:

                                                                  2005 Quarter Ended
                                                                  ------------------

                                          March 31         June 30        Sept. 30         Dec. 31

Revenues                               $           -    $          -    $          -    $           -
Gross Profit (Loss)                                -               -               -                -
Net Loss from operations                    (207,431)       (435,226)       (261,695)        (504,182)

Net Income (Loss)                           (207,431)       (435,226)       (261,695)        (504,182)

Net Income (Loss) per share
   from operations
     Basic and Diluted                 $        0.00    $       0.00    $       0.00    $       (0.01)

Net Loss per share
     Basic and Diluted                 $        0.00    $       0.00    $       0.00    $       (0.01)


                                                                  2004 Quarter Ended
                                                                  ------------------

                                          March 31         June 30        Sept. 30       Dec. 31

Revenues                               $           -    $          -    $          -    $           -
Gross Profit (Loss)                                -               -               -                -
Net Income (Loss) from operations            181,084        (918,090)       (564,072)        (357,863)
Loss from discontinued operations            (80,765)        (93,183)        (46,314)        (328,603)

Net Income (Loss)                            100,319      (1,011,273)       (610,386)        (686,466)

Net Income (Loss) per share
   from operations
     Basic and Diluted                 $        0.00    $      (0.01)   $       0.00    $       (0.01)

Net Loss per share from
   discontinued operations
     Basic and Diluted                 $        0.00    $       0.00    $       0.00    $       (0.00)

Net Loss per share
     Basic and Diluted                 $        0.00    $      (0.01)   $       0.00    $       (0.01)


                            Dauphin Technology, Inc.
                          (A Development Stage Company)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

19.  RECENT ACCOUNTING PRONOUNCEMENTS:

Financial Accounting Standard (FAS) Statement No. 123(R)

Share-Based Payments is an amendment of FASB Statements No. 123 and 95. FAS No. 123(R) and replaces FAS No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. This statement requires companies to recognize the fair value of stock options and other stock-based compensation to employees prospectively beginning with the first interim or annual period of the first fiscal year beginning after December 15, 2005. This means that the Company will be required to implement FAS No. 123(R) no later than the quarter beginning January 1, 2006. The Company currently measures stock-based compensation in accordance with APB Opinion No.
25, as discussed above. The Company anticipates adopting the modified prospective method of FAS No. 123(R) on January 1, 2006. The impact on the Company's financial condition or results of operations will depend on the number and terms of stock options outstanding on the date of change, as well as future options that may be granted.

Financial Accounting Standards Board (FASB) Statement No. 153

Exchanges of Nonmonetary Assets is an amendment of APB Opinion No. 29 and eliminates the fair value exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. The Statement is effective for nonmonetary asset exchanges occurring in periods beginning after June 15, 2005.

Financial Accounting Standards Board (FASB) Statement No. 154

Accounting Changes and Error Corrections replaces APB Opinion No. 20 and FASB Statement No. 3. This Statement mandates retrospective application of a voluntary change in accounting principle, unless it is impracticable to determine either the cumulative effect or the period-specific effects of the change. This Statement also requires that a change in method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate that is effected by a change in accounting principle. The Statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

The Company does not believe that the adoption of (if applicable) the above mentioned standards will have a material effect on the Company's financial position and results of operations.

20.  SUBSEQUENT EVENTS:

On January 20, 2006, Dauphin entered into a definitive Agreement and Plan of Merger (the "Merger") whereby the Company's newly formed wholly owned subsidiary, GeoVax Acquisition Corp., would merge with and into GeoVax. Upon completion of the Merger, GeoVax would survive the Merger as a wholly owned subsidiary of Dauphin. GeoVax, Inc., a Georgia biotechnology company, was established to develop, license and commercialize the manufacture and sale of human vaccines for diseases caused by HIV-1 (Human Immunodeficiency Virus) and other infectious agents. The Merger shall become effective upon, among other things, an affirmative vote of approval from each companies' shareholders. If the Merger is completed, there is no assurance that the surviving company will be economically successful.

On March 2, 2006, the Company entered into a loan agreement with Celtic Bank Corporation for $100,000. The loan is due on December 31, 2006 and bears an interest rate of 12% per annum and is unsecured.

On March 7, 2006, the Company filed legal action against preferred shareholders Stavros N. Papageorgiou and Nikolaos S. Papageorgiou, their advisor, Miltos Louizidis, and the investment banking firm of Crescent International, Ltd. (the "Defendants"). The complaint alleged, among other things, breaches of various agreements, fraud, tortious interference, conspiracy, and breaches of fiduciary duties by the Defendants. Specifically, Dauphin alleged that the Defendants embarked upon a scheme to defraud, tortiously interfere with contracts and business relationships, and to breach fiduciary duties in order to steal from Dauphin and its shareholders certain critical business opportunities, including its current efforts to merge with GeoVax, Inc.

On May 15, 2006, the Company and the preferred shareholders agreed to settle all legal actions between them. The settlement confirms the parties' agreement to proceed with the GeoVax merger, based upon a conversion and exchange of

                            Dauphin Technology, Inc.
                          (A Development Stage Company)
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

20.  SUBSEQUENT EVENTS - Continued:

preferred shares upon closing of the merger, on the basis of a 1-preferred-for-2-common share exchange, as anticipated by the Merger Agreement. In addition, a convertible note representing a Company liability of approximately $1.3 million has been cancelled. On May 16, 2006, an agreed order was entered in the Circuit Court of Cook County, Illinois, dismissing all claims.

                                  GEOVAX, INC.

                          INDEX TO FINANCIAL STATEMENTS



Independent Auditors' Report                                             F-2

Audited Financial Statements
         Balance Sheet                                                   F-3

         Statements of Operations                                        F-4

         Statements of Stockholders' Deficiency                          F-5

         Statements of Cash Flows                                        F-6

         Notes to Financial Statements                                   F-7

                          INDEPENDENT AUDITORS' REPORT



Board of Directors
Geovax, Inc.
Atlanta, Georgia


We have audited the accompanying balance sheet of Geovax, Inc. (a Georgia corporation in the development stage) as of December 31, 2005, and the related statements of operations, stockholders' deficiency and cash flows for the two years then ended and for the period from inception (June 27, 2001) to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's recurring losses and negative cash flows from operations raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Geovax, Inc. as of December 31, 2005, and the results of its operations and its cash flows for the two years then ended and for the period from inception (June 27, 2001) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.


Marietta, Georgia
February 8, 2006

                                  GEOVAX, INC.
                        (A DEVELOPMENT-STAGE ENTERPRISE)
                                  BALANCE SHEET

                                                                 December 31,
                                                                     2005
                                                               -----------------
ASSETS
Current assets:
     Cash and cash equivalents                                 $     1,272,707
     Prepaid expenses and other                                        162,831
                                                               -----------------

         Total current assets                                        1,435,538

Property and equipment, net of accumulated depreciation
   of $22,882                                                           59,463

Other assets:
     Licenses, net of accumulated amortization of $59,619              189,237
     Deposits                                                              980
                                                               -----------------

         Total other assets                                            190,217
                                                               -----------------

         Total assets                                          $     1,685,218
                                                               =================


LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
     Accounts payable and accrued expenses                     $       316,341
     Unearned grant revenue                                            852,905
                                                               -----------------

         Total current liabilities                                   1,169,246

Commitments

Redeemable convertible preferred stock: no par value,
  20,000,000 shares authorized;
     Series A, 5,987,520 shares issued and outstanding
     (Aggregate liquidation preference of $1,499,994)                1,016,555

Stockholders' deficiency:
     Common stock: no par value, 50,000,000 shares
       authorized; 10,548,648 shares issued and
       outstanding                                                   5,698,864
     Deficit accumulated during the development stage               (5,699,447)
                                                               -----------------
                                                                          (583)
     Stock subscription receivable for common stock                   (500,000)
                                                               -----------------

         Total stockholders' deficiency                               (500,583)
                                                               -----------------

         Total liabilities and stockholders' deficiency        $     1,685,218
                                                               =================


                       See notes to financial statements.

                                  GEOVAX, INC.
                        (A DEVELOPMENT-STAGE ENTERPRISE)
                            STATEMENTS OF OPERATIONS

                                                                                           From Inception
                                                                                          (June 27, 2001) to
                                                       Year ended December 31,               December 31,
                                                  ----------------------------------
                                                       2005               2004                   2005
                                                  ---------------    ---------------     ------------------
Revenues:
       Grant Revenue                              $     670,467      $    714,852        $     2,558,276
                                                  ---------------    ---------------     ------------------
                                                        670,467           714,852              2,558,276

Operating expenses:
       Research and development                       1,640,814         2,566,902              6,327,186
       General and administrative                       655,199           524,780              2,000,540
                                                  ---------------    ---------------     ------------------
                                                      2,296,013         3,091,682              8,327,726
                                                  ---------------    ---------------     ------------------

Loss from operations                                 (1,625,546)       (2,376,830)            (5,769,450)

Other income (expense):
       Interest income                                   16,073            25,002                 75,672
       Interest expense                                  (1,613)                -                 (5,669)
                                                  ---------------    ---------------     ------------------
                                                         14,460            25,002                 70,003
                                                  ---------------    ---------------     ------------------

Net loss and comprehensive net loss               $  (1,611,086)     $ (2,351,828)       $    (5,699,447)
                                                  ===============    ===============     ==================



                       See notes to financial statements.

                                  GEOVAX, INC.
                        (A DEVELOPMENT-STAGE ENTERPRISE)
                     STATEMENTS OF STOCKHOLDERS' DEFICIENCY

                                                                                                    Deficit
                                                                                                  Accumulated            Total
                                                Common Stock                    Stock              during the        Stockholders'
                                       --------------------------------     Subscription          Development           Equity
                                          Shares            Amount           Receivable              Stage            (Deficiency)
                                       --------------    --------------    ----------------     ----------------    ----------------
Capital contribution at inception
  (June 27, 2001)                                 -      $         10      $           -        $            -      $            10

     Net loss and comprehensive
     net loss for the year ended
     December 31, 2001                            -                 -                  -              (170,592)            (170,592)
                                       --------------    --------------    ----------------     ----------------    ----------------

Balance at December 31, 2001                      -                10                  -              (170,592)            (170,582)

     Sale of common stock for cash
     of $.00 per share                    4,704,480               470                  -                     -                  470
     Issuance of common stock for
     technology license                   1,188,000           148,856                  -                     -              148,856
     Net loss and comprehensive
     net loss for the year
     ended December 31, 2002                      -                 -                  -              (618,137)            (618,137)
                                       --------------    --------------    ----------------     ----------------    ----------------

Balance at December 31, 2002              5,892,480           149,336                  -              (788,729)            (639,393)

     Sale of common stock for cash
     of $1.20 less issuance costs         2,072,835         2,459,609                  -                     -            2,459,609
     Net loss and comprehensive
     net loss for the year
     ended December 31, 2003                      -                 -                  -              (947,804)            (947,804)
                                       --------------    --------------    ----------------     ----------------    ----------------

Balance at December 31, 2003              7,965,315         2,608,945                  -            (1,736,533)             872,412

     Sale of common stock for cash
     and stock subscription
     receivable of $1.20 per share
     less issuance costs                  2,500,000         2,989,919         (2,750,000)                    -              239,919
     Cash payments received on
     stock subscription receivable                -                 -            750,000                     -              750,000
     Issuance of common stock for
     technology license                      83,333           100,000                  -                     -              100,000
     Net loss and comprehensive
     net loss for the year
     ended December 31, 2004                      -                 -                  -            (2,351,828)          (2,351,828)
                                       --------------    --------------    ----------------     ----------------    ----------------

Balance at December 31, 2004             10,548,648         5,698,864         (2,000,000)           (4,088,361)            (389,497)

     Cash payments received on
     stock subscription receivable                -                 -          1,500,000                                  1,500,000
     Net loss and comprehensive
     net loss for the year
     ended December 31, 2005                      -                 -                  -            (1,611,086)          (1,611,086)
                                       --------------    --------------    ----------------     ----------------    ----------------

Balance at December 31, 2005             10,548,648      $  5,698,864      $    (500,000)       $   (5,699,447)     $      (500,583)
                                       ==============    ==============    ================     ================    ================


                       See notes to financial statements.

                                  GEOVAX, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                            STATEMENTS OF CASH FLOWS


                                                                         Year Ended December 31,              From Inception
                                                                     ---------------------------------      (June 27, 2001) to
                                                                         2005               2004             December 31, 2005
                                                                     --------------    ---------------     ----------------------
Cash flows from operating activities:
         Net loss                                                    $  (1,611,086)    $  (2,351,828)      $        (5,699,447)
         Adjustments to reconcile net loss to net cash
           used in operating activities:
              Depreciation and amortization                                 37,450            21,422                    82,501
              Accretion of preferred stock redemption value                 78,080            72,084                   288,112
              Changes in assets and liabilities:
                  Prepaid expenses and other current assets               (159,648)              889                  (162,831)
                  Deposits                                                       -                 -                      (980)
                  Accounts payable and accrued expenses                   (335,298)          428,771                   316,341
                  Unearned grant revenue                                   183,433           314,519                   852,905
                                                                     --------------    ---------------     ----------------------
                  Total adjustments                                       (195,983)          837,685                 1,376,048
                                                                     --------------    ---------------     ----------------------
              Net cash used in operating activities                     (1,807,069)       (1,514,143)               (4,323,399)

Cash flows from investing activities:
         Purchase of property and equipment                                (48,485)           (7,070)                  (82,345)
                                                                     --------------    ---------------     ----------------------
              Net cash used in investing activities                        (48,485)           (7,070)                  (82,345)

Cash flows from financing activities:
         Net proceeds from sale of common stock                          1,500,000           989,919                 4,950,008
         Net proceeds from sale of preferred stock                               -                 -                   728,443
         Proceeds from issuance of note payable                                  -                 -                   250,000
         Repayment of note payable                                               -                 -                  (250,000)
                                                                     --------------    ---------------     ----------------------
              Net cash provided by financing activities                  1,500,000           989,919                 5,678,451

Net increase (decrease) in cash and cash equivalents                      (355,554)         (531,294)                1,272,707
Cash and cash equivalents at beginning of period                         1,628,261         2,159,555                         -
                                                                     --------------    ---------------     ----------------------

Cash and cash equivalents at end of period                           $   1,272,707     $   1,628,261       $         1,272,707
                                                                     ==============    ===============     ======================

Supplemental disclosure of cash flow information:
         Interest paid                                               $       1,613     $           -       $             5,669


                       See notes to financial statements.

                                  GEOVAX, INC.
                        (A DEVELOPMENT-STAGE ENTERPRISE)

                          NOTES TO FINANCIAL STATEMENTS

               Years Ended December 31, 2005 and 2004, and Period
              From Inception on June 27, 2001 to December 31, 2005


1.       Operations and Basis of Presentation

Geovax, Inc. ("Geovax" or the "Company"), an emerging biotechnology company, based in Atlanta, Georgia was incorporated in Georgia on June 27, 2001 ("date of inception"). Geovax was established to develop, license and commercialize the manufacture and sale of human vaccines for diseases caused by Human Immunodeficiency Virus and other infectious agents. The Company has exclusively licensed from Emory University certain Acquired Immune Deficiency Syndrome vaccine technology which was developed in collaboration with the National Institutes of Health and the Centers for Disease Control and Prevention.

The Company's operations to date have been focused on organizational activities, obtaining capital, recruiting personnel and conducting research and development; therefore the Company is considered to be a developmental stage company for financial reporting purposes. Substantially all of the Company's products are in research or various stages of development. In order to achieve profitable operations, the Company must successfully complete development and clinical testing, obtain regulatory approvals, and achieve market acceptance. There can be no assurance that these efforts will be successful.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company has experienced negative cash flows from operations since inception and has an accumulated deficit at December 31, 2005 of approximately $5.7 million. The Company has funded its activities to date almost exclusively from equity financings and government grants.

The Company will continue to require substantial funds to continue research and development, including preclinical studies and clinical trials of its product candidates, and to commence sales and marketing efforts, if the United States Food and Drug Administration ("FDA") or other regulatory approvals are obtained. Management's plans in order to meet its operating cash flow requirements include the Proposed Merger discussed in Note 8. Additional financing activities such as private placement of its common stock, preferred stock offerings, debt and convertible debt instruments may also be contemplated.

While the Company believes that it will be successful in obtaining the necessary financing to fund its operations, there are no assurances that such additional funding will be achieved and that it will succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts of liabilities that might be necessary should the Company be unable to continue in existence.


2.       Summary of Significant Accounting Policies

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results inevitably will differ from those estimates.

Cash and Cash Equivalents - Cash and cash equivalents consist of cash, bank deposits and highly liquid investments with original maturities of three months or less at the date of purchase. The recorded values approximate fair market value due to the short maturities. The Company's cash and cash equivalents are on deposit at one financial institution.

Property and Equipment - Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to operations as incurred, while additions and improvements are capitalized. Depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from three to five years.

Other Assets - Other assets consist principally of license agreements for technology use obtained through the issuance of the Company's common stock. These license agreements are amortized on a straight line basis over ten years.

Long-Lived Assets - Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the future net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

Revenue Recognition - The Company's revenue consists of subcontracted government grant revenue received pursuant to collaborative arrangements with Emory University. Revenues from these collaborative research arrangements are deferred and recorded as income as the related costs are incurred.

Research and Development - All research and development costs, including legal fees and other direct costs incurred in obtaining and protecting patents, related to future and present products are charged to operations as incurred. The Company utilizes the services of limited number of third party consultants and service providers in conducting its research and development activities. These consultants and service providers represent a concentration of activity which, if disrupted, could have a significant adverse impact on the Company's operations.

Income Taxes - The Company accounts for income taxes using the liability method. Under this method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates in effect for the year in which those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Stock-Based Compensation - The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation, as amended by SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure. Accordingly, the Company accounts for stock-based compensation under Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock issued to Employees, and related interpretations, using the intrinsic value method. Under APB Opinion No. 25, compensation expense is based on the difference, if any, on the measurement date (generally the grant date) between the fair value of the Company's stock and the exercise price.

The following table illustrates the effect on net loss if the Company had applied the fair value recognition provisions of SFAS No. 123 to all stock-based employee compensation arrangements. The fair value of the Company's employee stock options was estimated at the date of grant using a minimum-value option pricing model with the following weighted-average assumptions for options granted during 2005 and 2004, respectively: risk-free interest rates of 4.0% and 3.3%, expected life of the option of 8.0 and 5.7 years and no dividend yield. Following is a reconciliation of net loss to pro forma net loss as if the fair value method had been applied to all awards for the years ended December 31, 2005 and 2004 and for the period from inception (June 27, 2001) to December 31, 2005:


                                                                                       From
                                                    2005             2004            Inception
                                              ----------------- ---------------- ------------------
Net loss, as reported                         $ (1,611,086)     $ (2,351,828)    $   (5,699,447)
Deduct stock-based compensation expense
  Determined under fair value method               (105,955)         (109,695)         (215,650)
                                              ----------------- ---------------- ------------------
Pro forma net loss                            $ (1,717,041)     $ (2,461,523)    $   (5,915,097)
                                              ================= ================ ==================

The Company accounts for equity instruments issued to nonemployees in accordance with the provisions of SFAS No. 123 and Emerging Issues Task Force ("EITF") Issue No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services, which require that such equity instruments be recorded at their fair value on the measurement date. The measurement of stock-based compensation is subject to periodic adjustment as the underlying equity instruments vest. Nonemployee stock-based compensation charges are amortized over the vesting period on a straight-line basis.

New Accounting Pronouncements - In December 2004, the FASB issued SFAS No.123 (revised 2004), Share-Based Payment. Statement 123(R) provides investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Statement 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. Statement 123(R) replaces FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. Statement 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that Statement permitted entities the option of continuing to apply the guidance in APB Opinion No. 25, as long as the footnotes to financial statements disclosed what net income would have been had the preferable fair-value-based method been used. Public entities (other than those filing as small business issuers) will be required to apply Statement 123(R) as of the first interim or annual reporting period that begins after June 15, 2005. Small business issuers will be required to apply Statement 123(R) as of the first interim or annual reporting period that begins after December 15, 2005. The Company will apply Statement 123(R) beginning January 1, 2006, and expects that this new pronouncement will have a significant impact on its results of operations.

In May 2005, the FASB issued SFAS No. 154, Accounting changes and Error Corrections, which replaces APB Opinion No. 20, Accounting Changes, and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. SFAS No.154 applies to all voluntary changes in accounting principles and requires retrospective application to prior periods' financial statements, unless it is impracticable to determine the effect of a change. It also applies to changes required by an accounting pronouncement that does not include specific transition provisions. S FAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not expect that the adoption of SFAS No. 154 will have a material impact on its financial condition or results of operations.

3.       License Agreements

During 2002, the Company entered into a license agreement with Emory University (the "Emory License"), a related party, for technology required in conjunction with certain products under development by the Company in exchange for 1,188,000 shares of the Company's common stock valued at $148,856 (based on recent cash sales of $.125 per share). The Emory License, among other contractual obligations, requires payments based on milestone achievements, as defined, and sales by the Company. The agreement requires minimum annual royalty payments of $3 million in the third year following product launch increasing to $12 million in the sixth year and maintenance fees of $100,000 per year beginning in 2006 increasing to $750,000 per year by 2008 and every year thereafter. Additionally, prior patent costs in the amount of $274,783 are payable to Emory University, one half of which is due when capital raised is equal to $5 million and the remainder is due when capital raised equals $12 million. The Company reached the first threshold of $5 million in December 2005, and fulfilled its payment obligation to Emory University in January 2006, which amount was accrued and reflected on the accompanying Balance Sheet at December 31, 2005. The Company may terminate the Emory License on three months' written notice. In any event, the Emory License expires on the date of the latest expiration date of the underlying patents.

The Company is obligated to reimburse Emory University for certain ongoing costs in connection with the filing, prosecution and maintenance of patent applications subject to the Emory License. Such reimbursements to Emory amounted to $96,938, $58,711 and $272,843 for the years ended December 31, 2005 and 2004, and for the period from inception (June 27, 2001) to December 31, 2005, respectively.

Geovax also entered into an additional license agreement during 2004 in exchange for 83,333 shares of its common stock values at $100,000 (based on recent cash sales of $1.20 per share).

4.       Lease Commitment

The Company leases the office and laboratory space used for its operations under a lease agreement on a month-to-month basis from a related party. Rent expense amounted to $27,444, $25,488 and $84,701 for the years ended December 31, 2005 and 2004, and for the period from inception (June 27, 2001) to December 31, 2005, respectively.

5.       Income Taxes

At December 31, 2005, the Company has federal net operating loss ("NOL") carryforwards of approximately $5,417,000, available to offset against future taxable income, subject to certain limitations, that expire in varying amounts beginning in 2022 through 2025. Additionally, the Company has approximately $202,000 in research and development ("R&D") tax credits that expire beginning in 2022 through 2025 unless utilized earlier. Section 382 of the Internal Revenue Code contains provisions that may limit the utilization of NOL and R&D tax credit carryforwards in any given year as a result of significant changes in ownership interests that may have occurred or may occur in future periods. No income taxes have been paid to date.

Deferred income taxes reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities included the following at December 31, 2005:

Deferred tax assets:
         Net operating loss carryforward                            $2,058,324
         Research and development credit carryforward                  202,422
         Other                                                               -
                                                                  -------------
         Total deferred tax assets                                   2,260,746

Deferred tax liabilities:
         Depreciation                                                    3,520
                                                                  -------------
         Total deferred tax liabilities                                  3,520
                                                                  -------------

Net deferred tax assets                                              2,257,226
Valuation allowance                                                 (2,257,226)
                                                                  -------------
                                                                  $          -
                                                                  =============

The Company has established a full valuation allowance equal to the amount of its deferred tax asset owing to uncertainties with respect to its ability to generate sufficient taxable income in the future.

The Company's effective tax rate varies from the statutory rate as follows for the year ended December 31, 2005:

Federal benefit at statutory tax rate                           (34.0)%
State taxes, net of federal benefit                              (4.0)
Permanent differences                                            13.0
Research and development credits                                (12.0)
Valuation allowance                                              37.0
                                                           ---------------
Effective income tax rate                                         0.0%
                                                           ===============

6.       Redeemable Convertible Preferred Stock

Under its Restated Certificate of Incorporation, the Company is authorized to issue, in series, up to 20,000,000 shares of preferred stock. In December 2001 and February 2002, the Company issued 4,191,264 and 1,796,256 shares, respectively, of Series A Redeemable Convertible Preferred Stock ("Series A") for $.125 per share. Series A shares have many significant rights and privileges, some of which, but not all, are described herein. Beginning in August 2010, the Company has an obligation to redeem, upon the request of the holders of at least 66% of the then outstanding Series A shares, up to 50% of the Series A shares then held by such holders. Beginning in August 2012, the Company's repurchase obligation increases to a maximum of 100% of the Series A shares held by the requesting shareholders. In each case, the per share redemption price to be paid by the Company would be $0.2705616 plus an additional amount equal to any dividends declared but unpaid on such shares. In addition, holders of Series A shares are also entitled to a liquidation preference of $0.25052 per share plus an additional amount equal to any dividends declared but unpaid on each such shares upon any liquidation, dissolution or winding up of the Company, any sale of substantially all the assets of the Company or the transfer of 50% or more of the Company's outstanding voting securities, with such liquidation preference to be paid prior to any payment to holders of common stock. The holders of Series A shares are entitled to receive, if and when declared, preferential cash dividends at the rate of $0.0100208 per share per year before payment of any dividends on the Company's common stock with certain preferential cash dividends becoming cumulative after August 2010. As of December 31, 2005, no dividends had been declared. The holders of Series A shares, voting as a separate group, have the right to elect two members of the Company's Board of Directors. Series A shares are convertible at any time on a share-for-share basis into the Company's common stock and are automatically converted in the event of an initial public offering of the Company's common stock of at least $10 million. The conversion rate may be adjusted on the occurrence of certain events.

7.       Stockholders' Equity (Deficiency)

Common Stock Transactions
-------------------------

In March 2004, the Company sold 2,500,000 shares of its common stock for $3,000,000, of which $250,000 was paid in cash and $2,750,000 of which was paid through the issuance of an installment subscription note collateralized by such shares. As of December 31, 2005, $500,000 of the stated installments under the subscription note remain due and unpaid.

Stock Option Plan
-----------------

In 2002, the Board of Directors of the Company adopted the 2002 Stock Option and Incentive Plan (the "Plan") under which options designated as either incentive ("ISO") or nonqualified stock options may be issued to employees, officers, directors, consultants and independent contractors of the Company. The exercise price for any option granted may not be less than fair value (110% of fair value for ISOs granted to certain employees) and may be exercised for a period of up to ten years from the date of grant. Options granted under the plan have vesting periods ranging from immediately to four years. The Company has reserved 1,650,000 shares of common stock for issuance under the Plan.

Activity under the Plan is shown below.

                                       Number of                       Weighted
                                        Shares        Exercise          Average
                                         Under       Price per         Exercise
                                        Option         Share             Price
                                      ----------     ----------        ---------
Outstanding at December 31, 2001           --                  --           --
     Granted                          300,000    $           1.32    $    1.32
     Exercised                             --                  --           --
     Canceled                              --                  --           --
                                     --------    ----------------    ----------
Outstanding at December 31, 2002      300,000                1.32         1.32
     Granted                               --                  --           --
     Exercised                             --                  --           --
     Cancelled                             --                  --           --
                                     --------    ----------------    ----------
Outstanding at December 31, 2003      300,000                1.32         1.32
     Granted                          913,000         1.20 - 1.32         1.24
     Exercised                             --                  --           --
     Cancelled                             --                  --           --
                                     --------    ----------------    ----------
Outstanding at December 31, 2004    1,213,000    $    1.20 - 1.32    $    1.26
     Granted                           10.000                1.20         1.20
     Exercised                             --                  --           --
     Cancelled                        (6,000)                1.20         1.20
                                     --------    ----------------    ----------
Outstanding at December 31, 2005    1,217,000    $    1.20 - 1.32    $    1.26
                                     --------    ----------------    ----------


The following table summarizes additional information concerning the Company's stock options outstanding and exercisable as of December 31, 2005:

                              Options Outstanding                                        Options Exercisable
--------------------------------------------------------------------------------- -----------------------------------
                                                   Weighted          Weighted                             Weighted
                                                    Average           Average                             Average
       Range of                                    Remaining         Exercise                             Exercise
    Exercise Prices              Number          Life (years)          Price           Number              Price
------------------------    -----------------    --------------    -------------- -----------------     -------------
   $1.20 - 1.32                1,217,000              4.12             $1.26            927,000              $1.26

Warrants
--------

The Company granted in October 2002, in connection with a note payable to a related party, a warrant to purchase up to 132,000 shares of the Company's common stock for $.125 per share. The warrant expires in October 2012.

8.       Proposed Merger

In April 2005, the Company signed a letter of intent to merge with Dauphin Technology, Inc. ("Dauphin"), a publicly traded company with no current business operations. In January 2006, Geovax and Dauphin entered into an Agreement and Plan of Merger (the "Merger Agreement").

According to the Merger Agreement, Dauphin's wholly-owned subsidiary, Geovax Acquisition Corp., would merge with and into Geovax. Geovax would survive the merger as a wholly-owned subsidiary of Dauphin and Dauphin would change its name to Geovax Labs, Inc. (the "Proposed Merger"). All of the shares of Geovax issued and outstanding immediately prior to closing of the Proposed Merger will be converted into an aggregate of 490,332,879 shares of Dauphin common stock. Immediately after closing of the Proposed Merger, there will be approximately 733,332,879 shares of Dauphin common stock issued and outstanding, of which approximately 67% will be held by the former shareholders of Geovax.

The Proposed Merger is subject to Dauphin having $13 million in net cash assets at closing, and is also subject to customary closing conditions, including, among other things, approval by the shareholders of Geovax and Dauphin, satisfactory completion of due diligence by both parties, confirmation of the parties' respective representations and warranties, elimination of substantially all of Dauphin's outstanding liabilities and compliance with all applicable legal requirements. In addition, prior to closing, Dauphin must become current in its reporting obligations under the Securities Exchange Act of 1934, as amended. The Company anticipates completing the Proposed Merger during the second quarter of 2006.

                                  GEOVAX, INC.

                          INDEX TO FINANCIAL STATEMENTS



Independent Auditors' Report                                            F-2

Audited Financial Statements
         Balance Sheet                                                  F-3

         Statements of Operations                                       F-4

         Statements of Stockholders' Deficiency                         F-5

         Statements of Cash Flows                                       F-6

         Notes to Financial Statements                                  F-7

                          INDEPENDENT AUDITORS' REPORT



Board of Directors
Geovax, Inc.
Atlanta, Georgia


We have audited the accompanying balance sheet of Geovax, Inc. (a Georgia corporation in the development stage) as of December 31, 2004, and the related statements of operations, stockholders' deficiency and cash flows for the two years then ended and for the period from inception (June 27, 2001) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Geovax, Inc. as of December 31, 2004, and the results of its operations and its cash flows for the two years then ended and for the period from inception (June 27, 2001) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.


Marietta, Georgia
May 6, 2005

                                  GEOVAX, INC.
                        (A DEVELOPMENT-STAGE ENTERPRISE)
                                  BALANCE SHEET

                                                                   December 31,
                                                                      2004
                                                               -----------------
ASSETS
Current assets:
     Cash and cash equivalents                                 $      1,628,261
     Prepaid expenses                                                    3,183
                                                               -----------------

         Total current assets                                         1,631,444

Property and equipment, net of accumulated
  depreciation of $10,319                                                23,541

Other assets:
     Licenses, net of accumulated amortization of $34,732               214,124
     Other assets                                                           980
                                                               -----------------

         Total other assets                                             215,104
                                                               -----------------

         Total assets                                          $      1,870,089
                                                               =================


LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
     Accounts payable and accrued expenses                     $        651,639
     Unearned grant revenue                                             669,472
                                                               -----------------

         Total current liabilities                                    1,321,111

Commitments

Redeemable convertible preferred stock: no par value,
     20,000,000 shares authorized;
     Series A, 5,987,520 shares issued and outstanding
     (Aggregate liquidation preference of $1,499,994)                   938,475

Stockholders' deficiency:
     Common stock: no par value, 50,000,000 shares
         authorized; 10,548,648 shares issued and
         outstanding                                                  5,698,864
     Deficit accumulated during the development stage                (4,088,361)
                                                               -----------------
                                                                      1,610,503
     Stock subscription receivable for common stock                  (2,000,000)
                                                               -----------------

         Total stockholders' deficiency                                (389,497)
                                                               -----------------

         Total liabilities and stockholders' deficiency        $      1,870,089
                                                               =================


                       See notes to financial statements.

                                  GEOVAX, INC.
                        (A DEVELOPMENT-STAGE ENTERPRISE)
                            STATEMENTS OF OPERATIONS


                                                                From Inception
                                       Year ended December 31,  (June 27, 2001)
                                   ----------------------------  to December 31,
                                        2004            2003         2004
                                   -------------- ------------- ---------------
Revenues:
       Grant Revenue               $     714,852  $    992,720  $    1,887,809
                                   -------------- ------------- ---------------
                                         714,852       992,720       1,887,809

Operating expenses:
       Research and development        2,566,902     1,456,084       4,686,372
       General and administrative        524,780       511,940       1,345,341
                                   -------------- ------------- ---------------
                                       3,091,682     1,968,024       6,031,713
                                   -------------- ------------- ---------------

Loss from operations                  (2,376,830)     (975,304)     (4,143,904)

Other income (expense):
       Interest income                    25,002        31,556          59,599
       Interest expense                        -        (4,056)         (4,056)
                                   -------------- ------------- ---------------
                                          25,002        27,500          55,543
                                   -------------- ------------- ---------------

Net loss and comprehensive
  net loss                         $  (2,351,828) $   (947,804) $   (4,088,361)
                                   ============== ============= ===============



                       See notes to financial statements.



                                                       GEOVAX, INC.
                                             (A DEVELOPMENT-STAGE ENTERPRISE)
                                          STATEMENTS OF STOCKHOLDERS' DEFICIENCY



                                                                                           Deficit
                                                                                         Accumulated          Total
                                                Common Stock              Stock           during the        Stockholders'
                                         --------------------------    Subscription       Development         Equity
                                           Shares          Amount       Receivable          Stage          (Deficiency)
                                         -----------    -----------    ------------     -------------      --------------
Capital contribution at
  inception (June 27, 2001)                        -    $        10     $         -    $          -        $          10

  Net loss for the year
    ended December 31, 2001                        -              -               -        (170,592)            (170,592)
                                         -----------   ------------    ------------    ------------        -------------
Balance at December 31, 2001                       -             10               -        (170,592)            (170,582)

  Sale of common stock for
    cash of $.00 per share                 4,704,480            470               -               -                  470

  Issuance of common stock
    for technology license                 1,188,000        148,856               -               -              148,856

  Net loss for the year
    ended December 31, 2002                        -              -               -        (618,137)            (618,137)
                                         -----------   ------------    ------------    ------------        -------------

Balance at December 31, 2002               5,892,480        149,336               -        (788,729)            (639,393)
  Sale of common stock for
    cash of $1.20 less
    issuance costs                         2,072,835      2,459,609               -               -            2,459,609

  Net loss for the year
    ended December 31, 2003                        -              -               -        (947,804)            (947,804)
                                         -----------   ------------    ------------    ------------        -------------

Balance at December 31, 2003               7,965,315      2,608,945               -      (1,736,533)             872,412

  Sale of common stock for
    cash and stock subscription
    receivable of $1.20 per
    share less issuance costs              2,500,000      2,989,919      (2,750,000)              -              239,919

  Cash payments received on
    stock subscription receivable                  -              -         750,000               -              750,000

  Issuance of common stock
    for technology license                    83,333        100,000               -               -              100,000

  Net loss for the year ended
    December 31, 2004                              -              -               -      (2,351,828)          (2,351,828)
                                         -----------   ------------    ------------    ------------        -------------

Balance at December 31, 2004              10,548,648   $  5,698,864    $ (2,000,000)   $ (4,088,361)       $    (389,497)
                                         ===========   ============    ============    ============        =============



                                                            F-5

                                                          GEOVAX, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)
                                                    STATEMENTS OF CASH FLOWS


                                                                         Year Ended December 31,              From Inception
                                                                     -------------------------------        (June 27, 2001) to
                                                                         2004               2003             December 31, 2004
                                                                     -------------     -------------       -------------------
Cash flows from operating activities:
         Net loss                                                    $  (2,351,828)    $    (947,804)      $        (4,088,361)
         Adjustments to reconcile net loss to net cash
           used in operating activities:
              Depreciation and amortization                                 21,422            17,968                    45,052
              Accretion of preferred stock redemption value                 72,084            66,547                   210,032

              Changes in assets and liabilities:
                  Prepaid expenses                                             889            10,315                    (3,183)
                  Deposits                                                       -                 -                      (980)
                  Accounts payable and accrued expenses                    428,771           182,055                   651,638
                  Unearned grant revenue                                   314,519           435,190                   669,472
                                                                     -------------     -------------       -------------------
                  Total adjustments                                        837,685           712,075                 1,572,031
                                                                     -------------     -------------       -------------------
              Net cash used in operating activities                     (1,514,143)         (235,729)               (2,516,330)

Cash flows from investing activities:
         Purchase of property and equipment                                 (7,070)          (22,757)                  (33,860)
                                                                     -------------     -------------       -------------------
              Net cash used in investing activities                         (7,070)          (22,757)                  (33,860)

Cash flows from financing activities:
         Net proceeds from sale of common stock                            989,919         2,459,609                 3,450,008
         Net proceeds from sale of preferred stock                               -                 -                   728,443
         Proceeds from issuance of note payable                                  -                 -                   250,000
         Repayment of note payable                                               -          (250,000)                 (250,000)
                                                                     -------------     -------------       -------------------
              Net cash provided by financing activities                    989,919         2,209,609                 4,178,451

Net increase (decrease) in cash and cash equivalents                      (531,294)        1,951,123                 1,628,261
Cash and cash equivalents at beginning of period                         2,159,555           208,432                         -
                                                                     -------------     -------------       -------------------

Cash and cash equivalents at end of period                           $   1,628,261     $   2,159,555       $         1,628,261
                                                                     =============     =============       ===================

Supplemental disclosure of cash flow information:
         Interest paid                                               $           -     $       4,056       $             4,056


                                               See notes to financial statements.


                                                              F-6

                                  GEOVAX, INC.
                        (A DEVELOPMENT-STAGE ENTERPRISE)

                          NOTES TO FINANCIAL STATEMENTS

               Years Ended December 31, 2004 and 2003, and Period
              From Inception on June 27, 2001 to December 31, 2004


1.       Operations and Basis of Presentation

Geovax, Inc. ("Geovax" or the "Company"), an emerging biotechnology company, based in Atlanta, Georgia was incorporated in Georgia on June 27, 2001 ("date of inception"). Geovax was established to develop, license and commercialize the manufacture and sale of human vaccines for diseases caused by Human Immunodeficiency Virus and other infectious agents. The Company has exclusively licensed from Emory University certain Acquired Immune Deficiency Syndrome vaccine technology which was developed in collaboration with the National Institutes of Health and the Centers for Disease Control and Prevention.

The Company's operations to date have been focused on organizational activities, obtaining capital, recruiting personnel and conducting research and development; therefore the Company is considered to be a developmental stage company for financial reporting purposes. Substantially all of the Company's products are in research or various stages of development. In order to achieve profitable operations, the Company must successfully complete development and clinical testing, obtain regulatory approvals, and achieve market acceptance. There can be no assurance that these efforts will be successful.


2.       Summary of Significant Accounting Policies

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results inevitably will differ from those estimates.

Cash and Cash Equivalents - Cash and cash equivalents consist of cash, bank deposits and highly liquid investments with original maturities of three months or less at the date of purchase. The recorded values approximate fair market value due to the short maturities. The Company's cash and cash equivalents are on deposit at one financial institution.

Property and Equipment - Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to operations as incurred, while additions and improvements are capitalized. Depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from three to five years.

Other Assets - Other assets consist principally of license agreements for technology use obtained through the issuance of the Company's common stock. These license agreements are amortized on a straight line basis over ten years.

Long-Lived Assets - Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the future net cash flows expected to be generated by the assets. If such assets are considered to

2.       Summary of Significant Accounting Policies (continued)

be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

Revenue Recognition - The Company's revenue consists of subcontracted government grant revenue received pursuant to collaborative arrangements with Emory University. Revenues from these collaborative research arrangements are deferred and recorded as income as the related costs are incurred.

Research and Development - All research and development costs, including legal fees and other direct costs incurred in obtaining and protecting patents, related to future and present products are charged to operations as incurred.

Income Taxes - The Company accounts for income taxes using the liability method. Under this method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates in effect for the year in which those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Stock-Based Compensation - The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation, as amended by SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure. Accordingly, the Company accounts for stock-based compensation under Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock issued to Employees, and related interpretations, using the intrinsic value method. Under APB Opinion No. 25, compensation expense is based on the difference, if any, on the measurement date (generally the grant date) between the fair value of the Company's stock and the exercise price.

The following table illustrates the effect on net loss if the Company had applied the fair value recognition provisions of SFAS No. 123 to all stock-based employee compensation arrangements. The fair value of the Company's employee stock options was estimated at the date of grant using a minimum-value option pricing model with the following weighted-average assumptions for 2004: risk-free interest rate of 3.3%, expected life of the option of 5.7 years and no dividend yield. Following is a reconciliation of net loss to pro forma net loss as if the fair value method had been applied to all awards for the years ended December 31, 2004 and 2003 and for the period from inception (June 27, 2001) to December 31, 2004:

                                                                        From
                                    2004             2003            Inception
                              ----------------- ---------------- ---------------
Net loss, as reported         $ (2,351,828)     $ (947,804)      $   (4,088,361)
Deduct stock-based
  compensation expense
  Determined under fair
  value method                    (109,695)                -          (109,695)
                              ----------------- ---------------- ---------------
Pro forma net loss            $ (2,461,523)     $ (947,804)      $   (4,198,056)
                              ================= ================ ===============

The Company accounts for equity instruments issued to nonemployees in accordance with the provisions of SFAS No. 123 and Emerging Issues Task Force ("EITF") Issue No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services, which require that such equity instruments be recorded at their fair value on the measurement date. The measurement of stock-based compensation is subject to periodic adjustment as the underlying equity instruments vest. Nonemployee stock-based compensation charges are amortized over the vesting period on a straight-line basis.

New Accounting Pronouncements - In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both
Liabilities and Equity, effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the

2.       Summary of Significant Accounting Policies (continued)

first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a freestanding financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. Some of the provisions of this Statement are consistent with the current definition of liabilities in FASB Concepts Statement No. 6, Elements of Financial Statements. The Company has implemented this pronouncement and has concluded that the adoption has no material impact to the financial statements.

In  December  2004,  the FASB issued SFAS  No.123  (revised  2004),  Share-Based
Payment. Statement 123(R) provides investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Statement 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. Statement 123(R) replaces FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. Statement 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that Statement permitted entities the option of continuing to apply the guidance in APB Opinion No. 25, as long as the footnotes to financial statements disclosed what net income would have been had the preferable fair-value-based method been used.
Public entities (other than those filing as small business issuers) will be required to apply Statement 123(R) as of the first interim or annual reporting period that begins after June 15, 2005. Small business issuers will be required to apply Statement 123(R) as of the first interim or annual reporting period that begins after December 15, 2005. The Company has not yet evaluated the impact of the adoption of SFAS 123(R), or whether the impact will be significant to the Company's overall results of operations or financial position.


3.       License Agreements

During 2002, the Company entered into a license agreement with Emory University (the "Emory License"), a related party, for technology required in conjunction with certain products under development by the Company in exchange for 1,188,000 shares of the Company's common stock valued at $148,856 (based on recent cash sales of $.125 per share). The Emory License, among other contractual obligations, requires payments based on milestone achievements, as defined, and sales by the Company. The agreement requires minimum annual royalty payments of $3 million in the third year following product launch increasing to $12 million in the sixth year and maintenance fees of $100,000 per year beginning in 2006 increasing to $750,000 per year by 2008 and every year thereafter. Additionally, prior patent costs in the amount of $274,783 are payable to Emory University, one half of which is due when capital raised is equal to $5 million and the remainder is due when capital raised equals $12 million. The Company may terminate the Emory License on three months' written notice. In any event, the Emory License expires on the date of the latest expiration date of the underlying patents.

The Company is obligated to reimburse Emory University for certain ongoing costs in connection with the filing, prosecution and maintenance of patent applications subject to the Emory License. Such reimbursements to Emory amounted to $58,711, $118,194 and $176,905 for the years ended December 31, 2004 and 2003, and for the period from inception (June 27, 2001) to December 31, 2004, respectively. As of December 31, 2004, amounts owed to Emory for patent cost reimbursements amounted to $31,573, which is accrued in the accompanying Balance Sheet.

Geovax also entered into an additional license agreement during 2004 in exchange for 83,333 shares of its common stock values at $100,000 (based on recent cash sales of $1.20 per share).


4.       Lease Commitment

The Company leases the office and laboratory space used for its operations under a lease agreement on a month-to-month basis from a related party. Rent expense amounted to $25,488, $17,069 and $57,257 for the years ended December 31, 2004 and 2003, and for the period from inception (June 27, 2001) to December 31, 2004, respectively.


5.       Income Taxes

At December 31, 2004, the Company has federal net operating loss ("NOL") carryforwards of approximately $3,880,000, available to offset against future taxable income, subject to certain limitations, that expire in varying amounts beginning in 2022 through 2024. Additionally, the Company has approximately $128,000 in research and development ("R&D") tax credits that expire beginning in 2022 through 2024 unless utilized earlier. Section 382 of the Internal Revenue Code contains provisions that may limit the utilization of NOL and R&D tax credit carryforwards in any given year as a result of significant changes in ownership interests that may have occurred or may occur in future periods. No income taxes have been paid to date.

Deferred income taxes reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities included the following at December 31, 2004:

Deferred tax assets:
         Net operating loss carryforward                          $  1,474,422
         Research and development credit carryforward                  127,786
         Other                                                               -
                                                                  -------------
         Total deferred tax assets                                   1,602,208

Deferred tax liabilities:
         Depreciation                                                    1,653
                                                                  -------------
         Total deferred tax liabilities                                  1,653
                                                                  -------------

Net deferred tax assets                                              1,600,555
Valuation allowance                                                 (1,600,555)
                                                                  -------------
                                                                  $          -
                                                                  =============

The Company has established a full valuation allowance equal to the amount of its deferred tax asset owing to uncertainties with respect to its ability to generate sufficient taxable income in the future.

The Company's effective tax rate varies from the statutory rate as follows for the year ended December 31, 2004:

Federal benefit at statutory tax rate                                   (34.0)%
State taxes, net of federal benefit                                      (4.0)
Permanent differences                                                     1.8
Research and development credits                                         (3.1)
Valuation allowance                                                      39.3
                                                                   ------------
Effective income tax rate                                                 0.0%
                                                                   ============


6.       Redeemable Convertible Preferred Stock

Under its Restated Certificate of Incorporation, the Company is authorized to issue, in series, up to 20,000,000 shares of preferred stock. In December 2001 and February 2002, the Company issued 4,191,264 and 1,796,256 shares, respectively, of Series A Redeemable Convertible Preferred Stock ("Series A") for $.125 per share. Series A shares have many significant rights and privileges, some of which, but not all, are described herein. Beginning in August 2010, the Company has an obligation to redeem, upon the request of the holders of at least 66% of the then outstanding Series A shares, up to 50% of the Series A shares then held by such holders. Beginning in August 2012, the Company's repurchase obligation increases to a maximum of 100% of the Series A shares held by the requesting shareholders. In each case, the per share redemption price to be paid by the Company would be $0.2705616 plus an additional amount equal to any dividends declared but unpaid on such shares. In addition, holders of Series A shares are also entitled to a liquidation preference of $0.25052 per share plus an additional amount equal to any dividends declared but unpaid on each such shares upon any liquidation, dissolution or winding up of the Company, any sale of substantially all the assets of the Company or the transfer of 50% or more of the Company's outstanding voting securities, with such liquidation preference to be paid prior to any payment to holders of common stock. The holders of Series A shares are entitled to receive, if and when declared, preferential cash dividends at the rate of $0.0100208 per share per year before payment of any dividends on the Company's common stock with certain preferential cash dividends becoming cumulative after August 2010. As of December 31, 2004, no dividends had been declared. The holders of Series A shares, voting as a separate group, have the right to elect two members of the Company's Board of Directors. Series A shares are convertible at any time on a share-for-share basis into the Company's common stock and are automatically converted in the event of an initial public offering of the Company's common stock of at least $10 million. The conversion rate may be adjusted on the occurrence of certain events.


7.       Stockholders' Equity (Deficiency)

Common Stock Transactions
-------------------------

In March 2004, the Company sold 2,500,000 shares of its common stock for $3,000,000, of which $250,000 was paid in cash and $2,750,000 of which was paid through the issuance of an installment subscription note collateralized by such shares. As of December 31, 2004, $2,000,000 of the stated installments under the subscription note remain due and unpaid.

Stock Option Plan
-----------------

In 2002, the Board of Directors of the Company adopted the 2002 Stock Option and Incentive Plan (the "Plan") under which options designated as either incentive ("ISO") or nonqualified stock options may be issued to employees, officers, directors, consultants and independent contractors of the Company. The exercise price for any option granted may not be less than fair value (110% of fair value for ISOs granted to certain employees) and may be exercised for a period of up to ten years from the date of grant. Options granted under the plan have vesting periods ranging from immediately to four years. The Company has reserved 1,650,000 shares of common stock for issuance under the Plan.

Activity under the Plan is shown below.

                                       Number of                        Weighted
                                        Shares           Exercise        Average
                                         Under           Price per      Exercise
                                        Option             Share          Price
                                       ---------    --------------    ----------
Outstanding at December 31, 2001              --                --          --
     Granted                             300,000    $         1.32    $   1.32
     Exercised                                --                --          --
     Canceled                                 --                --          --
                                       ---------    --------------    ----------
Outstanding at December 31, 2002         300,000              1.32        1.32
     Granted                                  --                --          --
     Exercised                                --                --          --
     Cancelled                                --                --          --
                                       ---------    --------------    ----------
Outstanding at December 31, 2003         300,000              1.32        1.32
     Granted                             913,000       1.20 - 1.32        1.24
     Exercised                                --                --          --
     Cancelled                                --                --          --
                                       ---------    --------------    ----------
Outstanding at December 31, 2004       1,213,000    $  1.20 - 1.32    $   1.26
                                       =========    ==============    ==========

The following table summarizes additional information concerning the Company's stock options outstanding and exercisable as of December 31, 2004:

            Options Outstanding                            Options Exercisable
-----------------------------------------------------   ------------------------
                                 Weighted    Weighted                  Weighted
                                  Average     Average                  Average
   Range of                     Remaining   Exercise                  Exercise
Exercise Prices    Number     Life (years)    Price      Number        Price
---------------   ---------   ------------  ---------    -------      ----------
$1.20 - 1.32      1,213,000        5.12       $1.26      635,000        $1.28


Warrants
--------

The Company granted in October 2002, in connection with a note payable to a related party, a warrant to purchase up to 132,000 shares of the Company's common stock for $.125 per share. The warrant expires in October 2012.


8.       Subsequent Events

In April 2005, the Company signed a letter of intent to merge (the "Proposed Merger") with a public company. Subsequent to the Proposed Merger, Geovax will be the surviving entity. The stockholders of Geovax will own approximately 70% of the merged entities. The Company anticipates completing the Proposed Merger during the fourth quarter of 2005.

                            Dauphin Technology, Inc.
                          (A Development Stage Company)
                                Table of Contents


                                                                           Page

PART I                          FINANCIAL INFORMATION

  Item 1.   Financial Statements
            CONDENSED CONSOLIDATED BALANCE SHEETS
              June 30, 2006 and December 31, 2005                             3

            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              Three Months Ended June 30, 2006 and 2005,
              six months ended June 30, 2006 and 2005 and
              cumulative amounts since January 1, 2004                        4
              (Commencement of development stage)

            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
               Three Months Ended June 30, 2006 and 2005,
               six months ended June 30, 2006  and  2005
               and cumulative amounts since January 1, 2004                   5
               (Commencement of development stage)

            NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS              6


                                            Dauphin Technology, Inc.
                                         (A Development Stage Company)
                                          CONSOLIDATED BALANCE SHEETS
                                      June 30, 2006 and December 31, 2005
--------------------------------------------------------------------------------------------------------------
                                                  ASSETS
                                                                             June 30, 2006   December 31, 2005
                                                                             -------------   -----------------
CURRENT ASSETS:                                                               (Unaudited)
   Cash                                                                      $      95,070   $         78,381
                                                                             -------------   -----------------

          Total assets                                                       $      95,070   $         78,381
                                                                             =============   =================



                                   LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accounts payable                                                          $     272,669   $        196,813
   Accrued expenses                                                                439,130            320,609
   Short-term borrowings                                                           150,000             50,000
   Current portion of long-term debt                                                12,427             13,515
   Derivative liability                                                              1,768          1,231,158
   Conversion obligation                                                           950,000            950,000
   Convertible loans                                                             3,331,378          3,031,478
                                                                             -------------   ----------------

          Total current liabilities                                              5,157,372          5,793,573
                                                                             -------------   ----------------

COMMITMENTS AND CONTINGENCIES                                                            -                 -

SHAREHOLDERS' DEFICIT:
   Preferred stock, $0.01 par value, 10,000,000 shares authorized,
     issued and outstanding at June 30, 2006 and December 31, 2005                 100,000            100,000
   Common stock, $0.001 par value, 100,000,000 shares authorized;
     99,969,028 shares issued and outstanding at June 30, 2006 and
     99,569,028 issued and outstanding at December 31, 2005                         99,970             99,570
   Additional paid-in capital                                                   65,739,251         65,619,651
   Accumulated deficit                                                         (71,001,523)       (71,534,413)
                                                                             -------------   ----------------
         Total shareholders' deficit                                            (5,062,302)        (5,715,192)
                                                                             -------------   ----------------
          Total liabilities and shareholders' deficit                        $      95,070   $         78,381
                                                                             =============   ================



            The accompanying notes are an integral part of these consolidated financial statements.

                                                    3



                                                     Dauphin Technology, Inc.
                                                   (A Development Stage Company)
                                          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                For the three months ended June 30, 2006 and 2005, the six months ended June 30, 2006 and 2005 and cumulative amounts since January 1, 2004 (Commencement of development stage)
                                                                                                                       Cumulative
                                                                                                                        Amounts
                                                      Three Months Ended June 30         Six Months Ended June 30,       Since
                                                          2006           2005             2006             2005      January 1, 2004
                                                      ------------   --------------   -------------    -------------   -------------
NET SALES                                             $          -   $                $           -    $           -   $          -

COST OF SALES                                                    -                -               -                -              -
                                                      ------------   --------------   -------------    -------------   -------------
        Gross  profit                                            -                -               -                -              -

GENERAL AND ADMINISTRATIVE EXPENSES
                                                           337,935          224,733         657,092          386,581      3,081,803
                                                      ------------   --------------   -------------    -------------   -------------
        Loss from operations                              (337,935)        (224,733)       (657,092)        (386,581)    (3,081,803)
Derivative (loss) gain                                   1,134,641         (195,493)      1,229,390         (226,076)       985,994
INTEREST EXPENSE                                           (21,511)         (15,000)        (39,408)         (30,000)      (438,776)
                                                      ------------   --------------   -------------    -------------   -------------
        Net income (loss)  from continuing
           operations                                      775,195         (435,226)        532,890         (642,657)    (2,534,585)

DISCONTINUED OPERATIONS
     Loss from discontinued operations                           -                -               -                -       (548,865)
                                                      ------------   --------------   -------------    -------------   -------------

             Net  income (loss)                       $    775,195   $     (435,226)  $     532,890    $    (642,657)  $ (3,083,450)
                                                      ============   ==============   =============    =============   =============

INCOME (LOSS) PER SHARE:
Continuing Operations                                 $       0.01   $        (0.00)  $        0.01    $       (0.01)  $      (0.02)
Discontinued Operations                                       0.00            (0.00)           0.00            (0.00)         (0.01)
  Total  Basic and Diluted                            $       0.01   $        (0.00)  $        0.01    $       (0.01)  $      (0.03)
                                                      ============   ==============   =============    =============   =============

Weighted average number of shares of common stock
outstanding
               Basic                                    99,702,000       99,252,000     99,636,000       99,127,000      98,351,000
               Diluted                                  99,702,000       99,252,000     99,636,000       99,127,000      98,351,000


                      The accompanying notes are an integral part of these consolidated financial statements.


                                                                4


                                      Dauphin Technology, Inc.
                          CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                              Six months ended June 30, 2006 and 2005
                                            (Unaudited)
 ---------------------------------------------------------------------------------------------------------

                                                                                               Cumulative
                                                                                                 Amounts
                                                                Six Months Ended June 30,         Since
                                                                   2006           2005      January 1, 2004
                                                              ------------    ------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net gain (loss)                                            $    532,890    $   (642,657)  $  (3,083,450)
   Non-cash items included in net loss:
       Amortization of debt discount                                     -               -         269,588
       Convertible loans issued in lieu of consulting fees               -               -       1,161,500
       Common stock issued in lieu of convertible loans            120,000          37,500         157,500
       Common stock issued for consulting fees                           -               -         447,517
       Commons stock issued for employee settlement                      -               -          39,510
  Changes in:
     Accounts receivable                                                 -               -           3,248
     Assets of discontinued operations                                   -           8,832         166,123
     Prepaid expenses                                                    -           2,500           2,500
     Accounts payable                                               75,856         124,968         139,580
     Accrued expenses                                              118,521         (29,350)         70,789
     Liabilities from discontinued operations                            -        (243,748)     (1,188,240)

         Net cash used in operating activities                     847,267        (741,955)     (1,813,835)

CASH FLOWS FROM INVESTING ACTIVITIES                                     -               -               -

         Net cash used in investing activities                           -               -               -

CASH FLOWS FROM FINANCING ACTIVITIES
         Proceeds from issuance of restricted shares                     -               -         323,000
         Issuance of preferred stock                                     -         550,000         550,000
         Derivative liability                                   (1,229,390)        226,076        (983,211)
         Issuance of convertible loans                             305,500         251,000       2,169,878
         Repayment of convertible loans                             (5,600)              -        (100,000)
         Payments on long-term debt                                 (1,088)              -          (1,088)
         Payments on short-term borrowings                               -        (200,000)       (200,000)
         Increase in short-term borrowing                          100,000           8,961         150,000

         Net cash provided by financing activities                (830,578)        836,037       1,908,579

         Net increase (decrease) in cash                            16,689          94,082          94,744

CASH BEGINNING OF PERIOD                                            78,381           7,829             326

CASH END OF PERIOD                                            $     95,070    $    101,911   $      95,070

CASH PAID DURING THE PERIOD FOR:
         Interest                                             $          -    $          -   $      18,262

NONCASH TRANSACTIONS:
  Common stock issued in connection with:
       Services                                               $          -    $     37,500   $      37,500



       The accompanying notes are an integral part of these consolidated financial statements

                                                 5

                                      Dauphin Technology, Inc.
                        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                            (Unaudited)

1.  General

The accompanying financial statements are unaudited, but in the opinion of the management of the Company, contain all adjustments, consisting of only normal recurring accruals, necessary to present fairly the financial position at June 30, 2006, the results of operations for the three months and six months ended June 30, 2006 and 2005, and the cash flows for the six months ended June 30, 2006 and 2005 and cumulative amounts since January 1, 2004 (date of commencement of development stage).

Reference is made to the Company's Form 10-K for the year ended December 31, 2005. The results of operations for the six months ended June 30, 2006 are not necessarily indicative of the results of operations to be expected for the full fiscal year ending December 31, 2006.

Effective January 1, 2004, the Company is considered a development stage company as defined in Statement of Accounting Standards (SFAS) No. 7. The Company's development stage activities consist of evaluating potential merger candidates and raising additional financing.

2.  Related Party Transactions

None

3.  Stock-Based Compensation

For stock options granted to employees prior to January 1, 2006, the Company utilized the footnote disclosure provisions of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123 encourages entities to adopt a fair-value based method of accounting for stock options or similar equity instruments. However, it also allows an entity to continue measuring compensation cost for stock-based compensation using the intrinsic-value method of accounting prescribed by Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees. The Company elected to continue to apply the provisions of APB 25 and provide pro forma footnote disclosures required by SFAS No. 123 as applicable. Accordingly, no compensation cost has been recognized in the consolidated financial statements for stock options granted to employees. There have been no stock options granted during the second quarter of 2006 or 2005, nor since January 1, 2004.

4.  Weighted Average Shares

The computation of basic income (loss) per common share is based on the weighted average number of shares outstanding during each period.

The computation of diluted income (loss) per common share is based on the weighted average number of common shares outstanding during the period, plus the common stock equivalents that would arise from the exercise of stock options and warrants outstanding, using the treasury stock method and the average market price per share during the period.

Warrants to purchase 700,000 shares, and 1,704,999 shares at June 30, 2006 and 2005, respectively, at prices between $.10 and $1.36 were outstanding but were excluded for the calculations for diluted income (loss) per share as the effect was antidilutive.

5.  Supplemental Cash Flow Information

Interest in the amount of $18,262 has been paid during the period from January 1, 2004 to June 30, 2006. No amounts have been paid for income taxes during the same period.

6.  Liquidity

The Company is a development stage company and does not have revenues from operations. In addition, the Company has a deficit in working capital and stockholder's equity, and has incurred sustained losses.

The Company has funded losses from operations in the current quarter primarily from the issuance of debt and the sale of the Company's restricted common stock in private placement transactions, and will require additional funding from these sources to sustain its future operations. The Company anticipates that the issuance of debt and the sale of the Company's restricted common stock will continue to fund operating losses in the short-term; however, there can be no assurance that it will be successful in doing so.

                            Dauphin Technology, Inc.
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED
                                   (Unaudited)


7.  Definitive Merger Agreement with GeoVax

On January 20, 2006, Dauphin entered into a Definitive Agreement and Plan of Merger (the "Merger") whereby the Company's wholly owned subsidiary, GeoVax
Acquisition Corp., would merge with and into GeoVax. Upon completion of the Merger, GeoVax would survive the Merger as a wholly owned subsidiary of Dauphin. GeoVax, Inc., a Georgia biotechnology company, was established to develop, license and commercialize the manufacture and sale of human vaccines for diseases caused by HIV-1 (Human Immunodeficiency Virus) and other infectious agents. The Merger shall become effective upon, among other things, an affirmative vote of approval from each companies' shareholders. If the Merger is completed, there is no assurance that the surviving company will be economically successful.

8. Conversion Obligation

On May 15, 2006, Dauphin and the preferred shareholders entered into an agreement titled "Conversion Agreement" whereby all of the 10,000,000 shares of preferred stock will be converted into 20,000,000 shares of newly issued common stock upon the closing of the merger with GeoVax. The Conversion Agreement stipulates, among other things, that the preferred shareholders or an affiliate of theirs, had acquired the Crescent Note, which at May 15, 2006, represented a principal liability of $950,000 and approximately $411,000 of accrued interest. Concurrent with the execution and delivery of the Conversion Agreement, Dauphin agreed to issue to the preferred shareholders a warrant to purchase 22 million shares of common stock, exercisable only after the closing of the merger with GeoVax, in exchange for the complete and full satisfaction of the obligation under the Crescent Note, including the principal and interest. As a result, on our balance sheet we have removed the line item "Convertible Debenture" and replaced it with "Conversion Obligation" to reflect the value of the warrant issued to the preferred shareholders. Accordingly, we are no longer valuing the $950,000 Conversion Obligation as a derivative, and therefore not recording an associated liability, which as a result, has created a net gain for the three months and six months ending June 30, 2006. If for any reason the merger with GeoVax does not occur, the warrant issued to the preferred shareholders will be exchanged for a $1,361,395 note convertible into common stock of Dauphin. The face amount of the note is the $950,000 principal obligation, along with interest in the amount of $411,395.

                                         GEOVAX, INC.
                               (A DEVELOPMENT-STAGE ENTERPRISE)
                                        BALANCE SHEETS

                                                             June 30,          December 31,
                                                               2006                2005
                                                         ---------------     ---------------
ASSETS                                                      (Unaudited)
Current assets:
     Cash and cash equivalents                           $       405,184     $     1,272,707
     Prepaid expenses and other                                  212,903             162,831
                                                         ---------------     ---------------

         Total current assets                                    618,087           1,435,538

Property and equipment, net of accumulated
    depreciation of $32,952 and $22,882 at
    June 30, 2006 and December 31, 2005                           51,235              59,463

Other assets:
     Licenses, net of accumulated amortization of $72,061at

     June 30, 2006 and $59,619 at December 31, 2005              176,795             189,237
     Deposits                                                        980                 980
                                                         ---------------     ---------------

         Total other assets                                      177,775             190,217
                                                         ---------------     ---------------

         Total assets                                    $       847,097     $     1,685,218
                                                         ===============     ===============


LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
     Accounts payable and accrued expenses               $        61,488     $       316,341
     Unearned grant revenue                                      374,052             852,905
                                                         ---------------     ---------------

         Total current liabilities                               435,540           1,169,246

Commitments

Redeemable convertible preferred stock; no
     par value, 20,000,000 shares authorized;
     Series A, 5,987,520 shares issued and
     outstanding (Aggregate liquidation
     preference $1,499,994 )                                   1,055,596           1,016,555

Stockholders' deficiency:
     Common stock, no par value, 50,000,000
         shares authorized; 10,548,648 shares
         outstanding at June 30, 2006 and
         December 31, 2005                                     5,792,101           5,698,864
     Deficit accumulated during the
       development stage                                      (5,936,140)         (5,699,447)
                                                         ---------------     ---------------
                                                                (144,039)               (583)
     Stock subscription receivable for
       common stock                                             (500,000)           (500,000)
                                                         ---------------     ---------------

         Total stockholders' deficiency                         (644,039)           (500,583)
                                                         ---------------     ---------------

         Total liabilities and stockholders'
         deficiency                                      $       847,097     $     1,685,218
                                                         ===============     ===============


                                   See accompanying notes.


                                                         GEOVAX, INC.
                                               (A DEVELOPMENT-STAGE ENTERPRISE)
                                                   STATEMENTS OF OPERATIONS
                                                         (Unaudited)


                                              Three Months Ended                Six Months Ended
                                                   June 30,                        June 30,                 From Inception
                                        ----------------------------      ----------------------------     (June 27,2001) to
                                             2006            2005              2006            2005          June 30, 2006
                                        -------------    -----------      ------------    ------------     -----------------
Revenues
       Grant revenue                    $     478,853    $    56,672      $    478,853    $    221,999     $       3,037,129
                                        -------------    -----------      ------------    ------------     -----------------
                                              478,853         56,672           478,853         221,999             3,037,129

Operating expenses:
       Research and development               109,205        470,723           400,261         826,839             6,727,447
       General and administrative             179,677        156,783           331,324         273,479             2,331,864
                                        -------------    -----------      ------------    ------------     -----------------
                                              288,882        627,506           731,585       1,100,318             9,059,311
                                        -------------    -----------      ------------    ------------     -----------------

Loss from operations                          189,971       (570,834)         (252,732)       (878,319)           (6,022,182)

Other income (expense)
       Interest income                          6,192          1,019            16,039           5,693                91,711
       Interest expense                             -              -                 -               -                (5,669)
                                        -------------    -----------      ------------    ------------     -----------------
                                                6,192          1,019            16,039           5,693                86,042
                                        -------------    -----------      ------------    ------------     -----------------

Net income (loss) and
   comprehensive income (loss)          $     196,163    $  (569,815)     $   (236,693)   $   (872,626)     $     (5,936,140)
                                        =============    ===========      ============    ============     =================

Basic and diluted:
   Income (loss) per common share       $        0.02    $     (0.05)     $      (0.02)   $      (0.08)     $          (0.67)
   Weighted average shares                 10,548,648     10,548,648        10,548,648      10,548,648             8,922,557



                                                   See accompanying notes.


                                                          GEOVAX, INC.
                                                (A DEVELOPMENT-STAGE ENTERPRISE)
                                             STATEMENTS OF STOCKHOLDERS' DEFICIENCY

                                                                                                Deficit
                                                                                              Accumulated            Total
                                                 Common Stock                 Stock            during the          Stockholders'
                                        ----------------------------       Subscription       Development            Equity
                                           Shares         Amount            Receivable          Stage             (Deficiency)
                                        -------------    -----------      ------------       -------------       --------------
Capital contribution at
inception (June 27, 2001)                           -    $        10      $          -       $          -        $           10

     Net loss and comprehensive
     net loss for the year
     ended December 31, 2001                        -              -                 -           (170,592)             (170,592)
                                        -------------    -----------      ------------       ------------        --------------
Balance at December 31, 2001                        -             10                 -           (170,592)             (170,582)

     Sale of common stock for
      cash of $.00 per share                4,704,480            470                 -                  -                   470
     Issuance of common stock
      for technology license                1,188,000        148,856                 -                  -              148,856
     Net loss and comprehensive
     net loss for the year
     ended December 31, 2002                       -               -                 -           (618,137)             (618,137)
                                        -------------    -----------      ------------       ------------        --------------
Balance at December 31, 2002                5,892,480        149,336                 -           (788,729)             (639,393)

     Sale of common stock for
      cash of $1.20 less issuance
      costs                                 2,072,835      2,459,609                 -                  -             2,459,609
     Net loss and comprehensive net
     loss for the year
     ended December 31, 2003                        -              -                 -           (947,804)             (947,804)
                                        -------------    -----------      ------------       ------------        --------------
Balance at December 31, 2003                7,965,315      2,608,945                 -         (1,736,533)              872,412

     Sale of common stock for cash
     and stock subscription
     receivable of $1.20 per
     share less issuance costs              2,500,000      2,989,919        (2,750,000)                 -               239,919
     Cash payments received on stock
     subscription receivable                        -              -           750,000                  -               750,000
     Issuance of common stock for
     technology license                        83,333        100,000                 -                  -               100,000
     Net loss and comprehensive net
     loss for the year
     ended December 31, 2004                        -              -                 -         (2,351,828)           (2,351,828)
                                        -------------    -----------      ------------       ------------        --------------
Balance at December 31, 2004               10,548,648      5,698,864        (2,000,000)        (4,088,361)             (389,497)

     Cash payments received on stock
     subscription receivable                        -              -         1,500,000                                1,500,000
     Net loss and comprehensive net
     loss for the year
     ended December 31, 2005                        -              -                 -         (1,611,086)           (1,611,086)
                                        -------------    -----------      ------------       ------------        --------------
Balance at December 31, 2005               10,548,648      5,698,864          (500,000)        (5,699,447)             (500,583)

     Share-based compensation expense                         93,237                                                     93,237
     Net loss and comprehensive net
     loss for the six months ended
     June 30, 2006 (unaudited)                      -              -                 -           (236,693)             (236,693)
                                        -------------    -----------      ------------       ------------        --------------
Balance at June 30, 2006 (unaudited)       10,548,648    $ 5,792,101      $   (500,000)      $ (5,936,140)       $     (644,039)
                                        =============    ===========      ============       ============        ==============

                                                     See accompanying notes.

                                                                7

                                                          GEOVAX, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)
                                                    STATEMENTS OF CASH FLOWS
                                                          (unaudited)

                                                                             Six Months Ended
                                                                                 June 30,                     From Inception
                                                                     -------------------------------        (June 27, 2001) to
                                                                         2006               2005               June 30, 2006
                                                                     -------------     -------------       -------------------
Cash flows from operating activities:
         Net loss                                                    $    (236,693)    $    (872,626)      $        (5,936,140)
         Adjustments to reconcile net loss to net cash
           used in operating activities:
              Depreciation and amortization                                 22,512            15,164                   105,013
              Accretion of preferred stock redemption value                 39,041            39,040                   327,153
              Share-based compensation expense                              93,237                 -                    93,237
              Changes in assets and liabilities:
                  Prepaid expenses and other current assets                (50,072)          (56,136)                 (212,903)
                  Deposits                                                       -                 -                      (980)
                  Accounts payable and accrued expenses                   (254,853)         (483,084)                   61,488
                  Unearned grant revenue                                  (478,853)         (221,999)                  374,052
                                                                     -------------     -------------       -------------------
                  Total adjustments                                       (628,988)         (707,015                   747,060
                                                                     -------------     -------------       -------------------
              Net cash used in operating activities                       (865,681)       (1,579,641)               (5,189,080)

Cash flows from investing activities:
         Purchase of property and equipment                                 (1,842)          (48,485)                  (84,187)
                                                                     -------------     -------------       -------------------
              Net cash used in investing activities                         (1,842)          (48,485)                  (84,187)

Cash flows from financing activities:
         Net proceeds from sale of common stock                                  -                 -                 4,950,008
         Net proceeds from sale of preferred stock                               -                 -                   728,443
         Proceeds from issuance of note payable                                  -                 -                   250,000
         Repayment of note payable                                               -                 -                  (250,000)
                                                                     -------------     -------------       -------------------
              Net cash provided by financing activities                          -                 -                 5,678,451

Net increase (decrease) in cash and cash equivalents                      (867,523)       (1,628,126)                  405,184
Cash and cash equivalents at beginning of period                         1,272,707         1,628,261                         -
                                                                     -------------     -------------       -------------------

Cash and cash equivalents at end of period                           $     405,184     $         135       $           405,184
                                                                     =============     =============       ===================
Supplemental disclosure of cash flow information:
         Interest paid                                               $           -     $           -       $             5,669


                                                    See accompanying notes.

                                  GEOVAX, INC.
                        (A DEVELOPMENT-STAGE ENTERPRISE)
                      NOTES TO INTERIM FINANCIAL STATEMENTS

                                  June 30, 2006


1.       Description of Company and Basis of Presentation

Geovax, Inc. ("Geovax" or the "Company"), an emerging biotechnology company, based in Atlanta, Georgia was incorporated in Georgia on June 27, 2001 ("date of inception"). Geovax was established to develop, license and commercialize the manufacture and sale of human vaccines for diseases caused by Human Immunodeficiency Virus and other infectious agents. The Company has exclusively licensed from Emory University certain Acquired Immune Deficiency Syndrome vaccine technology which was developed in collaboration with the National Institutes of Health and the Centers for Disease Control and Prevention.

The Company's operations to date have been focused on organizational activities, obtaining capital, recruiting personnel and conducting research and development; therefore the Company is considered to be a developmental stage company for financial reporting purposes. Substantially all of the Company's products are in research or various stages of development. In order to achieve profitable operations, the Company must successfully complete development and clinical testing, obtain regulatory approvals, and achieve market acceptance. There can be no assurance that these efforts will be successful.

The accompanying condensed financial statements as of June 30, 2006 and for the three-month and six month periods ended June 30, 2006 and 2005 have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company has experienced negative cash flows from operations since inception and has an accumulated deficit at June 30, 2006 of approximately $5.9 million. The Company has funded its activities to date almost exclusively from equity financings and government grants.

The Company will continue to require substantial funds to continue research and development, including preclinical studies and clinical trials of its product candidates, and to commence sales and marketing efforts, if the United States Food and Drug Administration ("FDA") or other regulatory approvals are obtained. Management's plans in order to meet its operating cash flow requirements include the Proposed Merger discussed in Note 3. Additional financing activities such as private placement of its common stock, preferred stock offerings, debt and convertible debt instruments may also be contemplated.

While the Company believes that it will be successful in obtaining the necessary financing to fund its operations, there are no assurances that such additional funding will be achieved and that it will succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts of liabilities that might be necessary should the Company be unable to continue in existence.

The accompanying condensed financial statements as of June 30, 2006 and for the three-month and six month periods ended June 30, 2006 and 2005 are unaudited, but include all adjustments, consisting of normal recurring entries, which the Company's management believes to be necessary for a fair presentation of the periods presented. Interim results are not necessarily indicative of results for a full year. The condensed financial statements should be read in conjunction with the Company's audited financial statements as of December 31, 2005. The Company's operating results will fluctuate for the foreseeable future. Therefore, period-to-period comparisons should not be relied upon as predictive of the results in future periods.

2.       Stock-Based Compensation

Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards ("SFAS") No.123 (revised 2004), Share-Based Payment, which requires the measurement and recognition of compensation expense for all share-based payments made to employees and directors based on estimated fair values on the grant date. SFAS No. 123R replaces SFAS No. 123, Accounting for Stock-Based Compensation, and supersedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees.

The Company has adopted SFAS No. 123R using the modified prospective application method which requires the Company to record compensation cost related to unvested stock awards as of December 31, 2005 by recognizing the unamortized grant date fair value of those awards over the remaining service periods with no change in historical reported earnings. Awards granted after December 31, 2005 are valued at fair value in accordance with the provisions of SFAS No. 123R and recognized on a straight line basis over the service periods of each award. The Company did not grant or modify any share-based compensation during the six months ended June 30, 2006.

Prior to January 1, 2006, the Company accounted for stock-based compensation using the intrinsic value method in accordance with APB Opinion No. 25 and applied the disclosure provisions of SFAS No. 123, as amended by SFAS No. 148, Accounting for Stock-Based Compensation and Disclosure. Under those provisions, the Company provided pro forma disclosures as if the fair value measurement provisions of SFAS No. 123 had been used in determining compensation expense. The Company used a minimum value option-pricing model to determine the pro forma impact on the Company's net income. This model utilizes certain information, such as the interest rate on a risk-free security maturing generally at the same time as the option being valued and requires certain other assumptions, such as the expected amount of time an option will be outstanding until it is exercised or expired, to calculate the fair value of stock options granted.

As a result of adopting SFAS No. 123R, the Company's net income for the three month and six month periods ended June 30, 2006 is $1,587 and $93,237 lower than if it had continued to account for share-based compensation under APB Opinion No. 25. The impact on both basic and diluted earnings per share for the three month and six month periods ended June 30, 2006 was $(0.00) and $(0.01) per share.

The following table shows the pro forma effect on net income and earnings per share for the three month and six month periods ended June 30, 2005, and the period from inception (June 27, 2001) through June 30, 2006 as if the Company had applied the fair value recognition provisions of SFAS No. 123R to measure share-based employee compensation prior to January 1, 2006:

                                                                      Period from
                                                                      Inception
                            Three Months Ended    Six Months Ended   (June 27, 2001) to
                              June 30, 2005        June 30, 2005      June 30, 2006
                            ------------------   -----------------   ------------------
Net loss, as reported       $         (569,815)  $        (872,626)  $       (5,936,140)
Deduct stock-based
  compensation expense
  determined under the
  fair value method                     (1,945)           (105,955)            (308,887)
                            ------------------   -----------------   ------------------
Pro forma net loss          $         (571,760)  $        (978,581)  $       (6,245,027)
                            ==================   =================   ==================
Pro forma basic and
diluted loss per share      $            (0.05)  $           (0.09)  $            (0.70)
                            ==================   =================   ==================

3.       Proposed Merger

In April 2005, the Company signed a letter of intent to merge with Dauphin Technology, Inc. ("Dauphin"), a publicly traded company with no current business operations. In January 2006, Geovax and Dauphin entered into an Agreement and Plan of Merger (the "Merger Agreement").

In June 2006, Geovax and Dauphin executed an amendment to the Merger Agreement (the "Merger Amendment"), which reduced the amount of net cash Dauphin is required to have as a condition of closing from $13 million to $2 million.

Dauphin is required to use its best efforts to raise the balance of $11 million within 90 days after completion of the merger. In July 2006, Dauphin paid to Geovax a non-refundable deposit of $2,000,000 in accordance with the requirements of the Merger Amendment.

According to the Merger Agreement, as amended, Dauphin's wholly-owned subsidiary, Geovax Acquisition Corp., would merge with and into Geovax. Geovax would survive the merger as a wholly-owned subsidiary of Dauphin and Dauphin would change its name to Geovax Labs, Inc. (the "Proposed Merger"). All of the shares of Geovax issued and outstanding immediately prior to closing of the Proposed Merger will be converted into an aggregate of 490,332,879 shares of Dauphin common stock. Immediately after closing of the Proposed Merger, assuming issuance of $2,000,000 of equity-based securities by Dauphin immediately prior to the closing, the Company estimates that approximately 70% of the combined company will be held by the former shareholders of Geovax.

The Proposed Merger is subject to customary closing conditions, including, among other things, approval by the shareholders of Geovax and Dauphin, satisfactory completion of due diligence by both parties, confirmation of the parties' respective representations and warranties, elimination of substantially all of Dauphin's outstanding liabilities and compliance with all applicable legal requirements. In addition, prior to closing, Dauphin must become current in its reporting obligations under the Securities Exchange Act of 1934, as amended. The Company anticipates completing the Proposed Merger during the third quarter of 2006.

                            DAUPHIN TECHNOLOGY, INC.
                          UNAUDITED PRO FORMA COMBINED
                              FINANCIAL STATEMENTS


The accompanying unaudited pro forma combined balance sheet aggregates the balance sheets of Dauphin Technology, Inc. (an Illinois corporation) ("Dauphin") and of Geovax, Inc. (a Georgia corporation) ("Geovax") as of June 30, 2006. The accompanying unaudited pro forma combined statements of operations aggregate the statements of operations of Dauphin and Geovax for the six months ended June 30, 2006 and for the year ended December 31, 2005.

The accompanying unaudited pro forma financial statements were prepared giving effect to (a) a proposed transaction whereby Dauphin will acquire Geovax as a wholly-owned subsidiary (the "Merger") and (b) the completion of certain transactions by Dauphin immediately prior to the Merger. The following pro forma combined balance sheet and statements of operations were prepared using the assumptions as described in the notes and the historical financial information available at June 30, 2006 and December 31, 2005, respectively.

The pro forma adjustments assume that these transactions had occurred as of June 30, 2006 in the case of the pro forma combined balance sheet and January 1, 2005 in the case of the pro forma combined statements of operations for the year ended December 31, 2005 and for the six months ended June 30, 2006.

These unaudited pro forma financial statements and the notes thereto have been prepared by management of Geovax and should be read in conjunction with the historical financial statements and notes of Dauphin and Geovax. The historical balances represent the financial position and results of operations for each company and have been prepared in accordance with generally accepted accounting principles. The pro forma financial statements have been prepared in accordance with rules and regulations established by the Securities and Exchange Commission and are based on certain assumptions set forth in the notes to such statements. These statements do not purport to be indicative of the financial position or results of operations that might have occurred, nor are they necessarily indicative of future results.

                                                  DAUPHIN TECHNOLOGY, INC.
                                              PRO FORMA COMBINED BALANCE SHEET
                                                        JUNE 30, 2006
                                                         (Unaudited)


                                                        Dauphin                           Pro Forma             Pro Forma
                                                    Technology, Inc.    Geovax, Inc.     Adjustments   Ref       Combined
                                                    ----------------    ------------     -----------------    -------------
ASSETS
Current assets:
    Cash and cash equivalents                       $         95,070    $    405,184     $  1,904,930  (a)    $   2,405,184
    Prepaid expenses and other                                               212,903         (190,156) (c)           22,747
                                                    ----------------    ------------     -----------------    -------------

          Total current assets                      $         95,070    $    618,087                          $   2,427,931

Property and equipment, net of
    accumulated depreciation                                       -          51,235                                 51,235

Other assets:
    Licenses, net of accumulated amortization                      -         176,795                                176,795
    Deposits                                                       -             980                                    980
                                                    ----------------    ------------                          -------------

          Total other assets                                       -         177,775                                177,775
                                                    ----------------    ------------     ------------         -------------

                                                    $         95,070    $    847,097     $  1,714,774         $   2,656,941
                                                    ================    ============     ============         =============

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
    Accounts payable and accrued expenses           $        711,799    $     61,488     $   (711,799) (a)    $      61,488
    Unearned grant revenue                                         -         374,052                                374,052
    Short-term borrowings                                    150,000               -         (150,000) (a)                -
    Current portion of long-term debt                         12,427               -          (12,427) (a)                -
    Derivative liability                                       1,768               -           (1,768) (a)                -
    Conversion Obligation                                    950,000               -         (950,000) (a)                -
    Convertible loans                                      3,331,378               -       (3,331,378) (a)                -
                                                    ----------------    ------------                          -------------

          Total current liabilities                 $      5,157,372    $    435,540                          $     435,540

Redeemable convertible preferred stock                             -       1,055,596       (1,055,596)                    -

Stockholders' deficit:
    Preferred stock                                          100,000               -         (100,000) (a)                -
    Common Stock                                              99,970       5,792,101          106,363  (a)          696,666
                                                                                             (206,333) (b)
                                                                                           (5,095,435) (c)

    Additional paid-in capital                            65,739,251               -        7,055,939  (a)        7,460,875
                                                                                          (72,795,190) (b)
                                                                                            2,000,000  (b)
                                                                                            5,460,875  (c)

    Deficit accumulated during development stage         (71,001,523)     (5,936,140)      71,001,523  (b)       (5,936,140)

                                                    ----------------    ------------                          -------------
                                                          (5,062,302)       (144,039)                             2,221,401

    Stock subscription receivable                                  -        (500,000)         500,000                     -

                                                    ----------------    ------------                          -------------

          Total stockholders' equity (deficit)            (5,062,302)       (644,039)                             2,221,401
                                                    ----------------    ------------     ------------         -------------

                                                    $         95,070    $    847,097     $  1,714,774         $   2,656,941
                                                    ================    ============     ============         =============



                                    See Notes to Pro Forma Combined Financial Statements

                                                  DAUPHIN TECHNOLOGY, INC.
                                         PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                               SIX MONTHS ENDED JUNE 30, 2006
                                                         (Unaudited)


                                                     Dauphin                            Pro Forma               Pro Forma
                                                Technology, Inc.       Geovax, Inc.     Adjustments   Ref       Combined
                                               -----------------   ----------------     -----------------   ---------------
Revenues:
    Grant Revenue                              $               -   $       478,853                          $       478,853
                                               -----------------   ---------------                          ---------------
                                                               -           478,853                                  478,853

Operating Expenses:
    Research and development                                   -           400,261                                  400,261
    General and administrative expenses                  657,092           331,324          (39,041) (e)            949,375
                                               ------------------  ----------------                         ---------------
                                                         657,092           731,585                                1,349,636
                                               ------------------  ----------------                         ---------------

Loss from operations                                    (657,092)         (252,732)                                (870,783)

Other income (expense):
    Interest income                                            -            16,039                                   16,039
    Interest expense                                     (39,408)                -           39,408  (d)                  -
    Derivative gain                                    1,229,390                 -       (1,229,390) (d)                  -
                                               ------------------  ----------------                         ---------------
                                                       1,189,982            16,039                                   16,039
                                               ------------------  ----------------  ---------------        ---------------

Net loss and comprehensive net loss            $         532,890   $      (236,693)      (1,229,023)        $      (854,744)
                                               ==================  ================  ===============        ===============

Net loss per share, basic and diluted          $            0.01   $         (0.02)                         $         (0.00)
                                               ==================  ================                         ===============

Weighted average number of shares
    outstanding, basic and diluted                    99,636,000        10,548,648      586,481,564  (c)        696,666,212
                                               ==================  ================  ===============        ===============



                                        See Notes to Pro Forma Combined Financial Statements

                                                      DAUPHIN TECHNOLOGY, INC.
                                             PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                                    YEAR ENDED DECEMBER 31, 2005
                                                            (Unaudited)


                                                     Dauphin                                 Pro Forma                   Pro Forma
                                                Technology, Inc.       Geovax, Inc.         Adjustments    Ref            Combined
                                               -----------------       ------------         ------------------        --------------
Revenues:
    Grant Revenue                              $               -       $    670,467                                   $     670,467
                                               -----------------       ------------                                   -------------
                                                               -            670,467                                         670,467

Operating Expenses:
    Research and development                                   -          1,640,814                                       1,640,814
    General and administrative expenses                  875,811            655,199             (78,081) (e)              1,452,929
                                               -----------------       ------------                                   -------------
                                                         875,811          2,296,013                                       3,093,743
                                               -----------------       ------------                                   -------------

Loss from operations                                    (875,811)        (1,625,546)                                     (2,423,276)

Other income (expense):
    Interest income                                            -             16,073                                          16,073
    Interest expense                                     (62,130)            (1,613)             62,130  (d)                 (1,613)
    Derivative loss                                     (470,593)                 -             470,593  (d)                      -
                                               -----------------       ------------                                   -------------
                                                        (532,723)            14,460                                          14,460
                                               -----------------       ------------         -----------------         -------------

Net loss and comprehensive net loss            $      (1,408,534)      $ (1,611,086)        $   454,642               $  (2,408,816)
                                               =================       ============         =================         =============

Net loss per share, basic and diluted          $           (0.01)      $      (0.15)                                  $       (0.00)
                                               =================       ============                                   =============

Weighted average number of shares
    outstanding, basic and diluted                    99,266,000         10,548,648         586,851,564  (c)            696,666,212
                                               =================       ============         =================         =============



                                        See Notes to Pro Forma Combined Financial Statements

                            DAUPHIN TECHNOLOGY, INC.
                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS


1.       Description & Accounting Treatment

         On January 20, 2006, Dauphin and Geovax entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Dauphin, Geovax and Geovax Acquisition, Inc. ("Merger Sub"), a Georgia corporation which is a wholly-owned subsidiary of Dauphin. Upon closing of the merger transaction contemplated under the Merger Agreement (the "Merger"), Merger Sub will be merged with and into Geovax, and Geovax will survive as a wholly-owned subsidiary of Dauphin. In addition, pursuant to the terms and conditions of the Merger Agreement:

         o All of the shares of Geovax issued and outstanding immediately prior to the closing of the Merger will be converted into an aggregate of 490,332,879 shares of Dauphin common stock.

         o Immediately after closing of the Merger, and assuming the issuance of $2 million of equity-based securities by Dauphin immediately prior to the Merger, there will be approximately 696,666,212 shares of Dauphin common stock issued and outstanding, of which approximately 70% will be held by the former shareholders of GeoVax.

         Since the shareholders of Geovax will become the controlling shareholders of Dauphin after this transaction, Geovax will be treated as the acquirer for accounting purposes. The Merger is treated as a reverse acquisition and as a recapitalization of Geovax.


2.       Pro Forma Adjustments

         a) As a condition to the closing of the Merger, Dauphin must (i) have net cash assets of not less than $2,000,000 and substantially no liabilities; (ii) have all of its Series A Preferred Stock converted into common stock.. These adjustments reflect completion of these pre-Merger transactions by Dauphin, and assume full conversion of any equity-based convertible securities issued by Dauphin to satisfy the net cash assets requirement

         b)   Elimination of Dauphin's equity accounts.

         c)   Recapitalization of Geovax.

         d)   Removal   of  Other   Income/Expense   associated   with   Dauphin
              liabilities assumed to be eliminated at the beginning of the respective periods.

         e) Removal of accretion expense associated with Geovax Redeemable Convertible Preferred Stock assumed to be converted into Common Stock at the beginning of the respective periods.